                                                                    EXHIBIT 10.1


         CREDIT AGREEMENT, DATED AS OF FEBRUARY 20, 2002, AMONG AMERICAN
           ACHIEVEMENT CORPORATION, AS THE BORROWER, THE LENDERS PARTY
        THERETO AND THE BANK OF NOVA SCOTIA, AS THE ADMINISTRATIVE AGENT
                                 FOR THE LENDERS

                                CREDIT AGREEMENT,

                         dated as of February 20, 2002,

                                      among

                        AMERICAN ACHIEVEMENT CORPORATION,

                                as the Borrower,

                VARIOUS FINANCIAL INSTITUTIONS AND OTHER PERSONS
                        FROM TIME TO TIME PARTIES HERETO,
                                 as the Lenders,

                      GENERAL ELECTRIC CAPITAL CORPORATION,

                    as the Syndication Agent for the Lenders,

                             BANKERS TRUST COMPANY,

                   as the Documentation Agent for the Lenders,

                                       and

                            THE BANK OF NOVA SCOTIA,

                  as the Administrative Agent for the Lenders.

                       ----------------------------------

                            THE BANK OF NOVA SCOTIA,

                   as Sole Lead Arranger and Sole Book Runner

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                                    ARTICLE I
                        DEFINITIONS AND ACCOUNTING TERMS

SECTION 1.1.     Defined Terms..........................................................................2

SECTION 1.2.     Use of Defined Terms..................................................................31

SECTION 1.3.     Cross-References......................................................................31

SECTION 1.4.     Accounting Terms; Utilization of GAAP for Purposes of Calculations Under
                 Agreement.............................................................................31

                                   ARTICLE II
            COMMITMENTS, BORROWING AND ISSUANCE PROCEDURES, NOTES AND
                                LETTERS OF CREDIT

SECTION 2.1.     Commitments...........................................................................32

         SECTION 2.1.1.     Revolving Loan Commitment and Swing Line Loan Commitment...................32

         SECTION 2.1.2.     Letter of Credit Commitment................................................32

SECTION 2.2.     Reduction of the Commitment Amounts...................................................33

         SECTION 2.2.1.     Optional...................................................................33

SECTION 2.3.     Borrowing Procedures..................................................................33

         SECTION 2.3.1.     Borrowing Procedure........................................................33

         SECTION 2.3.2.     Swing Line Loans...........................................................34

SECTION 2.4.     Continuation and Conversion Elections.................................................35

SECTION 2.5.     Funding...............................................................................35

SECTION 2.6.     Issuance Procedures...................................................................35

         SECTION 2.6.1.     Other Lenders' Participation...............................................35

         SECTION 2.6.2.     Disbursements..............................................................36

         SECTION 2.6.3.     Reimbursement..............................................................36

         SECTION 2.6.4.     Deemed Disbursements.......................................................37

         SECTION 2.6.5.     Nature of Reimbursement Obligations........................................37

SECTION 2.7.     Notes.................................................................................38

                                   ARTICLE III
                   REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

SECTION 3.1.     Repayments and Prepayments; Application...............................................38

         SECTION 3.1.1.     Repayments and Prepayments.................................................38

         SECTION 3.1.2.     Application................................................................39

SECTION 3.2.     Interest Provisions...................................................................40

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
         SECTION 3.2.1.     Rates......................................................................40

         SECTION 3.2.2.     Post-Maturity Rates........................................................40

         SECTION 3.2.3.     Payment Dates..............................................................40

SECTION 3.3.     Fees..................................................................................41

         SECTION 3.3.1.     Utilization Fee............................................................41

         SECTION 3.3.2.     Agent's Fee................................................................41

         SECTION 3.3.3.     Letter of Credit Fee.......................................................41

                                   ARTICLE IV
                     CERTAIN LIBO RATE AND OTHER PROVISIONS

SECTION 4.1.     LIBO Rate Lending Unlawful............................................................41

SECTION 4.2.     Deposits Unavailable..................................................................42

SECTION 4.3.     Increased LIBO Rate Loan Costs, etc...................................................42

SECTION 4.4.     Funding Losses........................................................................43

SECTION 4.5.     Increased Capital Costs...............................................................43

SECTION 4.6.     Taxes.................................................................................44

SECTION 4.7.     Payments, Computations, etc...........................................................46

SECTION 4.8.     Sharing of Payments...................................................................47

SECTION 4.9.     Setoff................................................................................47

                                    ARTICLE V
                         CONDITIONS TO CREDIT EXTENSIONS

SECTION 5.1.     Initial Credit Extension..............................................................48

         SECTION 5.1.1.     Resolutions, etc...........................................................48

         SECTION 5.1.2.     Closing Date Certificate...................................................48

         SECTION 5.1.3.     Issuance of Senior Unsecured Notes.........................................48

         SECTION 5.1.4.     Payment of Outstanding Indebtedness, etc...................................49

         SECTION 5.1.5.     Closing Fees, Expenses, etc................................................49

         SECTION 5.1.6.     Financial Information, etc.................................................49

         SECTION 5.1.7.     Compliance Certificate.....................................................49

         SECTION 5.1.8.     Opinions of Counsel........................................................49

         SECTION 5.1.9.     Filing Agent, etc..........................................................50

         SECTION 5.1.10.    Subsidiary Guaranty........................................................50

         SECTION 5.1.11.    Solvency, etc..............................................................50

         SECTION 5.1.12.    Pledge and Security Agreements.............................................50

         SECTION 5.1.13.    Patent Security Agreement, Copyright Security Agreement and Trademark
                            Security Agreement.........................................................51

         SECTION 5.1.14.    Insurance..................................................................51

         SECTION 5.1.15.    Mortgages..................................................................52

         SECTION 5.1.16.    Intercreditor Agreement....................................................52

         SECTION 5.1.17.    Delivery of Notes..........................................................52

         SECTION 5.1.18.    Revolving Loan Commitment Amount Availability..............................52

         SECTION 5.1.19.    CBI Indenture Acknowledgment...............................................52

SECTION 5.2.     All Credit Extensions.................................................................52

         SECTION 5.2.1.     Compliance with Warranties, No Default, etc................................52

         SECTION 5.2.2.     Credit Extension Request, etc..............................................53

         SECTION 5.2.3.     Satisfactory Legal Form....................................................53

                                   ARTICLE VI
                         REPRESENTATIONS AND WARRANTIES

SECTION 6.1.     Organization, Powers, Capitalization and Good Standing................................53

SECTION 6.2.     Due Authorization, Non-Contravention, etc.............................................54

SECTION 6.3.     Government Approval, Regulation, etc..................................................55

SECTION 6.4.     Intellectual Property.................................................................55

SECTION 6.5.     Financial Statements and Projections..................................................55

SECTION 6.6.     No Material Adverse Change............................................................56

SECTION 6.7.     Litigation:  Adverse Effects..........................................................56

SECTION 6.8.     Solvency..............................................................................56

SECTION 6.9.     Taxes.................................................................................56

SECTION 6.10.    Environmental Warranties..............................................................56

SECTION 6.11.    Disclosure............................................................................57

SECTION 6.12.    Use of Proceeds:  Margin Regulations..................................................58

SECTION 6.13.    CBI Senior Subordinated Notes.........................................................58

SECTION 6.14.    No Default............................................................................58

SECTION 6.15.    Investigations, Audits, etc...........................................................58

SECTION 6.16.    Employee Matters......................................................................58

                                   ARTICLE VII
                                    COVENANTS

SECTION 7.1.     Affirmative Covenants.................................................................59

         SECTION 7.1.1.     Financial Statements and Other Reports.....................................59

         SECTION 7.1.2.     Compliance With Laws and Contractual Obligations...........................62

         SECTION 7.1.3.     Maintenance of Properties; Insurance.......................................62

         SECTION 7.1.4.     Inspection; Lender Meeting.................................................63

         SECTION 7.1.5.     Corporate/Limited Partnership Existence....................................64

         SECTION 7.1.6.     Environmental Law Covenant.................................................64

         SECTION 7.1.7.     Use of Proceeds............................................................64

         SECTION 7.1.8.     Further Assurances.........................................................65

         SECTION 7.1.9.     Landlord Estoppel Letters..................................................66

         SECTION 7.1.10.    Title Insurance............................................................66

SECTION 7.2.     Negative Covenants....................................................................66

         SECTION 7.2.1.     Conduct of Business........................................................66

         SECTION 7.2.2.     Indebtedness...............................................................66

         SECTION 7.2.3.     Liens and Related Matters..................................................68

         SECTION 7.2.4.     Financial Condition and Operations.........................................70

         SECTION 7.2.5.     Investments; Joint Ventures................................................71

         SECTION 7.2.6.     Restricted Junior Payments.................................................72

         SECTION 7.2.7.     Capital Expenditures, etc..................................................73

         SECTION 7.2.8.     Contingent Liabilities.....................................................74

         SECTION 7.2.9.     Issuance of Capital Securities.............................................75

         SECTION 7.2.10.    Restriction on Fundamental Changes.........................................75

         SECTION 7.2.11.    Disposal of Assets or Subsidiary Stock.....................................75

         SECTION 7.2.12.    Changes Relating to Indebtedness/Gold Consignment Agreement................77

         SECTION 7.2.13.    Transactions with Affiliates...............................................78

         SECTION 7.2.14.    No Restrictions on Subsidiary Distributions to Obligors....................79

         SECTION 7.2.15.    Sale and Leaseback; Landlord Waiver........................................80

         SECTION 7.2.16.    Subsidiaries...............................................................80

         SECTION 7.2.17.    Accounting Changes.........................................................80

                                  ARTICLE VIII
                                EVENTS OF DEFAULT

SECTION 8.1.     Listing of Events of Default..........................................................80

         SECTION 8.1.1.     Payment....................................................................80

         SECTION 8.1.2.     Breach of Warranty.........................................................81

         SECTION 8.1.3.     Breach of Certain Provisions...............................................81

         SECTION 8.1.4.     Other Defaults Under Loan Documents........................................81

         SECTION 8.1.5.     Default in Other Agreements................................................81

         SECTION 8.1.6.     Judgments and Attachments..................................................81

         SECTION 8.1.7.     ERISA; Pension Plans.......................................................82

         SECTION 8.1.8.     Change in Control..........................................................82

         SECTION 8.1.9.     Involuntary Bankruptcy; Appointment of Receiver, etc.......................82

         SECTION 8.1.10.    Failure of Security........................................................82

         SECTION 8.1.11.    Failure of Subordination...................................................83

         SECTION 8.1.12.    Damages; Casualty..........................................................83

         SECTION 8.1.13.    Licenses and Permits.......................................................83

         SECTION 8.1.14.    Change of Control/Asset Sale Under CBI Indenture...........................83

         SECTION 8.1.15.    Net Operating Losses.......................................................83

         SECTION 8.1.16.    Injunction.................................................................83

         SECTION 8.1.17.    Environmental Matters......................................................84

         SECTION 8.1.18.    Dissolution................................................................84

         SECTION 8.1.19.    Solvency...................................................................84

         SECTION 8.1.20.    Invalidity of Loan Documents...............................................84

         SECTION 8.1.21.    Event of Default under Gold Consignment Agreement..........................84

         SECTION 8.1.22.    Conduct of Business........................................................84

SECTION 8.2.     Action if Bankruptcy..................................................................84

SECTION 8.3.     Action if Other Event of Default......................................................84

                                   ARTICLE IX
                            THE ADMINISTRATIVE AGENT

SECTION 9.1.     Actions...............................................................................85

SECTION 9.2.     Funding Reliance, etc.................................................................85

SECTION 9.3.     Exculpation...........................................................................86

SECTION 9.4.     Successor.............................................................................86

SECTION 9.5.     Loans by Scotia Capital...............................................................87

SECTION 9.6.     Credit Decisions......................................................................87

SECTION 9.7.     Copies, etc...........................................................................87

SECTION 9.8.     Reliance by Administrative Agent......................................................87

SECTION 9.9.     Defaults..............................................................................88

SECTION 9.10.    Other Agents..........................................................................88

                                    ARTICLE X
                            MISCELLANEOUS PROVISIONS

SECTION 10.1.    Waivers, Amendments, etc..............................................................88

SECTION 10.2.    Notices; Time.........................................................................89

SECTION 10.3.    Payment of Costs and Expenses.........................................................90

SECTION 10.4.    Indemnification.......................................................................90

SECTION 10.5.    Survival..............................................................................91

SECTION 10.6.    Severability..........................................................................91

SECTION 10.7.    Headings..............................................................................92

SECTION 10.8.    Execution in Counterparts, Effectiveness, etc.........................................92

SECTION 10.9.    Governing Law; Entire Agreement.......................................................92

SECTION 10.10.   Successors and Assigns................................................................92

SECTION 10.11.   Sale and Transfer of Credit Extensions; Participations in Credit Extensions
                 and Notes.............................................................................92

         SECTION 10.11.1.   Assignments................................................................92

         SECTION 10.11.2.   Participations.............................................................94

SECTION 10.12.   Other Transactions....................................................................96

SECTION 10.13.   Forum Selection and Consent to Jurisdiction...........................................96

SECTION 10.14.   Waiver of Jury Trial..................................................................96

SCHEDULE I       -       Disclosure Schedule
SCHEDULE II      -       Percentages; LIBOR Office; Domestic Office

EXHIBIT A-1      -       Form of Revolving Note
EXHIBIT A-2      -       Form of Swing Line Note
EXHIBIT B-1      -       Form of Borrowing Request
EXHIBIT B-2      -       Form of Issuance Request
EXHIBIT B-3      -       Form of Borrowing Base Certificate
EXHIBIT C        -       Form of Continuation/Conversion Notice
EXHIBIT D        -       Form of Borrower Closing Date Certificate
EXHIBIT E        -       Form of Compliance Certificate
EXHIBIT F        -       Form of Subsidiary Guaranty
EXHIBIT G-1      -       Form of Borrower Pledge and Security Agreement
EXHIBIT G-2      -       Form of Subsidiary Pledge and Security Agreement
EXHIBIT H        -       Form of Deed of Trust
EXHIBIT I        -       Form of Interco Subordination Agreement

EXHIBIT J        -       Form of Lender Assignment Agreement
EXHIBIT K        -       Form of Intercreditor Agreement

                                CREDIT AGREEMENT

     THIS CREDIT AGREEMENT, dated as of February 20, 2002, is among AMERICAN ACHIEVEMENT CORPORATION (formerly known as COMMEMORATIVE BRANDS HOLDING CORP.), a Delaware corporation (the "BORROWER"), the various financial institutions and other Persons from time to time parties hereto (the "LENDERS"), General Electric Capital Corporation, as the syndication agent for the Lenders (the "SYNDICATION AGENT"), BANKERS TRUST COMPANY, as the documentation agent for the Lenders (the "DOCUMENTATION AGENT") and THE BANK OF NOVA SCOTIA ("SCOTIA CAPITAL"), as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT") for the Lenders and as the Sole Lead Arranger and Sole Book Runner.

                              W I T N E S S E T H:

     WHEREAS, the Borrower intends to refinance (the "REFINANCING") existing Indebtedness of the Borrower and certain of its Subsidiaries in an amount equal to $176,791,846.57, consisting of (i) $138,742,516.98 outstanding under that certain Second Amended and Restated Credit Agreement, dated as of March 30, 2001, entered into by and among Commemorative Brands, Inc., a Delaware corporation ("CBI"), TP Holding Corp. (f/k/a TP Acquisition Corp.), a Delaware corporation ("TAYLOR HOLDING CO."), Taylor Publishing Company, a Delaware corporation ("TAYLOR GENERAL PARTNER"), Taylor Production Services Company, L.P., a Delaware limited partnership ("TAYLOR"), Educational Communications, Inc., an Illinois corporation ("ECI", and collectively with CBI, Taylor Holding Co., Taylor General Partner and Taylor, the "EXISTING BORROWERS", and individually, each an "EXISTING BORROWER"), the lenders party thereto, Heller Financial, Inc., as administrative agent to the lenders thereunder, Key Corporate Capital, Inc., as syndication agent to the lenders thereunder, and Scotia Capital, as documentation agent to the lenders thereunder (the "EXISTING CREDIT AGREEMENT"), (ii) $28,382,918.10 of subordinated debt outstanding owed to CHP III under (A) two promissory notes issued by Taylor Holding Co. the aggregate principal amount of approximately $18,500,000 and (B) a promissory note issued by the Borrower in the principal amount of approximately $9,200,000 (collectively, the "EXISTING PROMISSORY NOTES"), (iii) settlement amounts in the aggregate amount of $1,706,766 owed by the Borrower and its Subsidiaries with respect to certain interest rate swap agreements (the "SWAP AMOUNTS"), and (iv) fees and expenses related to the consummation of the Refinancing and the transactions contemplated hereby and thereby, in the aggregate amount of approximately $7,959,645.49;

     WHEREAS, in order to consummate the Refinancing, the Borrower intends to issue 115/8% Senior Unsecured Notes due 2007 in an original principal amount equal to $177,000,000 (the "SENIOR UNSECURED NOTES"), pursuant to the Indenture;

     WHEREAS, in order to consummate the Refinancing and to provide for the general corporate and working capital needs of the Borrower and certain of its Subsidiaries, the Borrower desires to obtain from the Lenders a (a) Revolving Loan Commitment and (b) Swing Line Loan Commitment (which shall be a sub-facility of the Revolving

Loan Commitment) and, from the Issuers, a Letter of Credit Commitment (which shall be a sub-facility of the Revolving Loan Commitment), with all the proceeds of such Credit Extensions to be used for one or more of the purposes specified in SECTION 7.1.7; and

     WHEREAS, the Lenders and the Issuers are willing, on the terms and subject to the conditions hereinafter set forth, to extend the Commitments and make Loans to the Borrower and issue (or participate in) Letters of Credit;

     NOW, THEREFORE, the parties hereto agree as follows.

                                   ARTICLE I
                        DEFINITIONS AND ACCOUNTING TERMS

SECTION 1.1. DEFINED TERMS. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

     "ACCOUNT" means any account (as that term is defined in SECTION 9-102(a)(2)(i) of the UCC) of the Borrower or any of its wholly owned U.S. Subsidiaries arising from the sale or lease of goods or rendering of services.

     "ACCOUNT CONTROL AGREEMENT" means the control agreement executed and delivered by each of Taylor Holding Co., the Administrative Agent, and State Street Bank and Trust Company, in form and substance satisfactory to the Administrative Agent.

     "ACCOUNTING CHANGES" means: (a) changes in accounting principles required by GAAP and implemented by the Borrower or any of its Subsidiaries and (b) changes in accounting principles recommended by the Borrower's certified public accountants and implemented by the Borrower or any of its Subsidiaries.

     "ADDITIONAL EQUITY" means the amount of cash received by the Borrower following the Closing Date in consideration for the issuance of its Capital Securities (other than Disqualified Capital Securities).

     "ADMINISTRATIVE AGENT" is defined in the PREAMBLE and includes each other Person appointed as the successor Administrative Agent pursuant to SECTION 9.4.

     "AFFILIATE" means as to any Person: (a) each person directly or indirectly controlling, controlled by, or under common control with such Person; (b) each Person that, directly or indirectly owns or holds ten percent (10%) or more of whose voting stock or other equity interest is directly or indirectly owned or held by such Person. For purposes of this definition, "CONTROL" (including with correlative meanings, the terms "CONTROLLING", "CONTROLLED BY" and "UNDER COMMON CONTROL WITH") means the possession directly or indirectly of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities or by contract or otherwise.

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     "AGREEMENT" means, on any date, this Credit Agreement as originally in effect on the Effective Date and as thereafter from time to time amended, supplemented, amended and restated or otherwise modified from time to time and in effect on such date.

     "ALTERNATE BASE RATE" means, on any date and with respect to all Base Rate Loans, a fluctuating rate of interest per annum (rounded upward, if necessary, to the next highest 1/16 of 1%) equal to the higher of

          (a) the Base Rate in effect on such day; and

          (b) the Federal Funds Rate in effect on such day plus1/2of 1%.

Changes in the rate of interest on that portion of any Loans maintained as Base Rate Loans will take effect simultaneously with each change in the Alternate Base Rate. The Administrative Agent will give notice promptly to the Borrower and the Lenders of changes in the Alternate Base Rate; PROVIDED, that the failure to give such notice shall not affect the Alternate Base Rate in effect after such change.

     "APPLICABLE MARGIN" means the applicable percentage set forth below corresponding to the relevant Leverage Ratio:

                                                                    Applicable                    Applicable
                           Leverage                                 Margin For                    Margin For
                            Ratio                                 Base Rate Loans              LIBO Rate Loans
                            -----                                 ---------------              ---------------
                         GREATER THAN5.00:1                             3.25%                        4.25%

         GREATER THAN 4.50:1 but LESS THAN OR EQUAL TO 5.00:1           2.75%                        3.75%

         GREATER THAN 4.00:1 but LESS THAN OR EQUAL TO 4.50:1           2.50%                        3.50%

         GREATER THAN 3.50:1 but LESS THAN OR EQUAL TO 4.00:1           2.25%                        3.25%

         GREATER THAN 3.00:1 but LESS THAN OR EQUAL TO 3.50:1           2.00%                        3.00%

                     LESS THAN OR EQUAL TO 3.00:1                       1.50%                        2.50%

Notwithstanding anything to the contrary set forth in this Agreement (including the then effective Leverage Ratio), the Applicable Margin for all Loans from the Effective Date through (and including) the date (referred to as the "DELIVERY DATE") of the delivery of the quarterly financial information required pursuant to CLAUSE (a) of SECTION 7.1.1 in respect of the second full Fiscal Quarter following the Effective Date shall be at least 3.5% in the case of LIBO Rate Loans and at least 2.5% in the case of Base Rate Loans. The Leverage Ratio used to compute the Applicable Margin shall be the Leverage Ratio set forth in the Compliance Certificate most recently delivered by the Borrower to the Administrative Agent. Changes in the Applicable Margin resulting from a change in the Leverage Ratio shall become effective upon delivery by the Borrower to the Administrative Agent of a new Compliance Certificate pursuant to CLAUSE (c) of SECTION 7.1.1. If the Borrower shall fail to deliver a Compliance Certificate within 45 days after the end of any Fiscal Quarter (or within 90 days, in the case of the last Fiscal Quarter of the

Fiscal Year), the Applicable Margin from and including the 46th (or 91st, as the case may be) day after the end of such Fiscal Quarter to but not including the date the Borrower delivers to the Administrative Agent a Compliance Certificate shall conclusively equal the highest Applicable Margin set forth above.

     "APPLICABLE UTILIZATION FEE MARGIN" means the applicable percentage set forth below corresponding to the applicable Utilization Ratio:


                      Utilization                      Applicable Utilization
                         Ratio                               Fee Margin
                      -----------                            ----------
                      GREATER THAN 50%                          0.50%

       GREATER THAN 25% but LESS THAN OR EQUAL TO 50%           0.75%

                  LESS THAN OR EQUAL TO 25%                     1.00%

The Utilization Ratio used to compute the Applicable Utilization Fee Margin shall be determined by the Administrative Agent (which determination shall be conclusive absent manifest error) following the last day of each Fiscal Quarter, and shall be assessed for the Fiscal Quarter most recently ended. Notwithstanding anything to the contrary set forth in this Agreement (including the immediately preceding sentence), the Applicable Utilization Fee Margin from the Effective Date through (and including) the Delivery Date shall be at least ..75%.

     "ASSET DISPOSITION" means the Disposition whether by sale, lease, transfer, loss, damage, destruction, condemnation or otherwise of (a) any of the Capital Securities of any Subsidiary Guarantor or (b) any or all of the assets of the Borrower or any Subsidiary Guarantor other than sales of inventory in the ordinary course of business.

     "ASSIGNEE LENDER" is defined in SECTION 10.11.1.

     "AUTHORIZED OFFICER" means, relative to any Obligor, those of its officers, general partners or managing members (as applicable) whose signatures and incumbency shall have been certified to the Administrative Agent, the Lenders and the Issuers pursuant to SECTION 5.1.1.

     "BANKRUPTCY CODE" means Title 11 of the United States Code entitled "BANKRUPTCY", as amended from time to time or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect and all rules and regulations promulgated thereunder.

     "BASE RATE" means, at any time, the rate of interest then most recently established by the Administrative Agent in New York as its base rate for Dollars loaned in the United States. The Base Rate is not necessarily intended to be the lowest rate of interest determined by the Administrative Agent in connection with extensions of credit.

     "BASE RATE LOAN" means a Loan bearing interest at a fluctuating rate determined by reference to the Alternate Base Rate.

     "BORROWER" is defined in the PREAMBLE.

     "BORROWER CLOSING DATE CERTIFICATE" means the closing date certificate executed and delivered by an Authorized Officer of the Borrower substantially in the form of EXHIBIT D hereto.

     "BORROWER PLEDGE AND SECURITY AGREEMENT" means the Pledge and Security Agreement executed and delivered by an Authorized Officer of the Borrower, substantially in the form of EXHIBIT G-1 hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

     "BORROWING" means the Loans of the same type and, in the case of LIBO Rate Loans, having the same Interest Period made by all Lenders required to make such Loans on the same Business Day and pursuant to the same Borrowing Request in accordance with SECTION 2.1.

     "BORROWING BASE AMOUNT" means, at any time, the difference of (x) the Net Asset Value of all Eligible Accounts and Eligible Inventory at such time as determined in accordance with the definition of "Net Asset Value", LESS (y) the then applicable "Account Receivable Reported Amount" (as defined in the Intercreditor Agreement), in each case as certified by the Borrower to the Lenders in the most recently delivered Borrowing Base Certificate, including the Borrowing Base Certificate delivered on the Closing Date pursuant to CLAUSE (c) of SECTION 5.1.6, LESS (z) any amount deducted from the Borrowing Base Amount to the extent required pursuant to CLAUSE (b) of SECTION 7.2.15.

     "BORROWING BASE CERTIFICATE" means a certificate, substantially in the form of EXHIBIT B-3 hereto, duly completed and executed by an Authorized Officer that is the president, the chief executive officer, the chief financial or accounting officer, or the treasurer or assistant treasurer of the Borrower (or, prior to March 20, 2002, duly completed and executed by the controller of the Borrower, PROVIDED such Person's signature and incumbency shall have been certified to the Administrative Agent, the Lenders and the Issuer pursuant to SECTION 5.1.1).

     "BORROWING REQUEST" means a Loan request and certificate duly executed by an Authorized Officer of the Borrower substantially in the form of EXHIBIT B-1 hereto.

     "BUSINESS DAY" means (a) for all purposes other than as covered by CLAUSE
(b) below, any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the Commonwealth of Pennsylvania, the State of New York or the State of Illinois, or is a day on which banking institutions located in any such states are closed, and (b) with respect to all notices, determinations, fundings and payments in connection with LIBO Rate Loans, any day that is a Business Day described in CLAUSE (a) above and that is also a day for trading by and between banks in Dollar deposits in the applicable interbank LIBOR market.

     "CAPITAL EXPENDITURES" means, for any period and without duplication, the aggregate amount of (a) all expenditures of the Borrower and its Subsidiaries for fixed or capital assets made during such period which, in accordance with GAAP, would be classified as capital expenditures and (b) Capitalized Lease Liabilities incurred by the Borrower and its Subsidiaries during such period.

     "CAPITAL SECURITIES" means (a) with respect to any Person that is a corporation, any and all shares, interests, participations or other equivalents (however designated and whether or not voting) of corporate stock, including each class of Common Stock and Preferred Stock of such Person, and all options, warrants or other rights to purchase or acquire any of the foregoing; and (b) with respect to any Person that is not a corporation, any and all partnership, membership or other equity interests of such Person, and all options, warrants or other rights to purchase or acquire any of the foregoing.

     "CAPITALIZATION DOCUMENTS" means, collectively: (a) any or all of the certificates, notes, debentures or other instruments representing securities bought, sold or issued, or loans made on the Closing Date, including the Senior Unsecured Notes; (b) the indentures or other documents pursuant to which such securities bought, sold or issued on the Closing Date, or any such certificates, notes, debentures or other instruments are issued or to be issued, including the Senior Unsecured Note Documents; (c) each document governing the issuance of, or setting forth the terms of, such securities, certificates, notes, debentures or other instruments; (d) any equityholders, registration or intercreditor agreement among or between the holders of such equity interests, certificates, notes, debentures or other instruments; (e) the CBI Senior Subordinated Notes and the CBI Indenture; and (f) all other instruments, documents and agreements executed in connection with the foregoing; but in each case excluding all Loan Documents.

     "CAPITALIZED LEASE LIABILITIES" means, with respect to any Person, all monetary obligations of such Person and its Subsidiaries under any leasing or similar arrangement which have been (or, in accordance with GAAP, should be) classified as capitalized leases, and for purposes of each Loan Document the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP, and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a premium or a penalty.

     "CASH COLLATERALIZE" means, with respect to a Letter of Credit, the deposit of immediately available funds into a cash collateral account maintained with (or on behalf of) the Administrative Agent on terms satisfactory to the Administrative Agent in an amount equal to the Stated Amount of such Letter of Credit.

     "CASH EQUIVALENT INVESTMENTS" means: (i) marketable direct obligations issued or unconditionally guarantied by the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one (1) year from the date of acquisition thereof; (ii) commercial paper maturing no more than one (1) year from the date issued and, at the time of acquisition, having a rating of at least A-1 from Standard & Poor's Ratings Group or at least P-1 from Moody's Investors Service, Inc.; (iii) certificates of deposit or bankers' acceptances maturing within one
(1) year from the date of issuance thereof issued by, or overnight reverse repurchase agreements from, any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia having combined capital and surplus of not less than $500,000,000; (iv) time deposits maturing no more than thirty (30) days from the date of creation thereof with commercial banks having membership in the Federal Deposit Insurance Corporation in amounts not exceeding the lesser of $100,000 or the maximum amount of insurance applicable to the aggregate amount of a Borrower's deposits at such institution; and (v) deposits or investments in mutual or similar funds offered or sponsored by brokerage or other companies having membership in the

Securities Investor Protection Corporation in amounts not exceeding the lesser of $100,000 or the maximum amount of insurance applicable to the aggregate amount of a Borrower's deposits at such institution.

     "CBI" is defined in the FIRST RECITAL.

     "CBI AFFILIATED GROUP" is defined in SECTION 8.1.15.

     "CBI INDENTURE" means the indenture dated December 16, 1996, as amended by the first supplemental indenture thereto, dated as of July 21, 2000, and as further amended or modified in accordance with SECTION 7.2.12.

     "CBI PREFERRED STOCK" means the Series A Preferred Stock, par value $0.01 per share, of CBI.

     "CBI SENIOR SUBORDINATED NOTES" means the 11% Senior Subordinated Notes Due 2007 of CBI in the original principal amount of $90,000,000, issued pursuant to the CBI Indenture.

     "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

     "CERCLIS" means the Comprehensive Environmental Response Compensation Liability Information System List.

     "CHI" means Castle Harlan, Inc., a Delaware corporation.

     "CHP" means (a) CHP II, CHP III and any Person controlling, controlled by, or under common control with, and any account controlled or managed by or under common control or management with, CHP II or CHP III and (b) CHI and employees, management and directors of, and Persons owning accounts managed by, any of the foregoing and their respective Affiliates.

     "CHP II" means Castle Harlan Partners II, L.P., a Delaware limited partnership.

     "CHP III" means Castle Harlan Partners III, L.P., a Delaware limited partnership.

     "CHANGE IN CONTROL" means

(a) at any time the failure of CHP to beneficially own and control, directly or indirectly through voting trusts or otherwise, at least (i) 51% of the voting interests of the Voting Securities of the Borrower and (ii) 51% of the Capital Securities of the Borrower, such Capital Securities in each case to be held free and clear of all Liens; or

(b) during any period of 24 consecutive months, individuals who at the beginning of such period constituted the Board of Directors of the Borrower (together with any new directors whose election to such Board or whose nomination for election by the stockholders of the Borrower was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Borrower then in office; or

(c) the occurrence of any "Change of Control" (or similar term) under (and as defined in) any Senior Unsecured Note Document or any Sub Debt Document.

     "CLOSING DATE" means the date of the initial Credit Extension hereunder, but in no event shall such date be later than February 21, 2002.

     "CODE" means the Internal Revenue Code of 1986, and the regulations thereunder, in each case as amended, reformed or otherwise modified from time to time.

     "COLLATERAL" means, collectively: (a) all Capital Securities and other property pledged pursuant to the Security Documents; (b) all "Collateral" as defined in the Security Documents; (c) all real property mortgaged pursuant to the Security Documents; and (d) any property or interest provided in addition to or in substitution for any of the foregoing.

     "COMMON STOCK" of any Person means any and all shares, interests or other participations in, and other equivalents (however designated and whether voting or non-voting) of such Person's common stock, whether outstanding on the Closing Date or issued after the Closing Date, and includes all series and classes of such common stock.

     "COMMITMENT" means, as the context may require, the Revolving Loan Commitment, Letter of Credit Commitment or Swing Line Loan Commitment.

     "COMMITMENT AMOUNT" means, as the context may require, the Revolving Loan Commitment Amount, the Letter of Credit Commitment Amount or the Swing Line Loan Commitment Amount.

     "COMMITMENT TERMINATION DATE" means the earliest of

          (a) the Stated Maturity Date;

(b) the date on which the Revolving Loan Commitment Amount is terminated in full or reduced to zero pursuant to the terms of this Agreement; and

(c) the date on which any Commitment Termination Event occurs.

Upon the occurrence of any event described in the preceding CLAUSES (b) or (c), the Commitments shall terminate automatically and without any further action.

     "COMMITMENT TERMINATION EVENT" means

          (a) the occurrence of any Event of Default with respect to the Borrower described in CLAUSES (a) through (d) of SECTION 8.1.9; or

          (b) the occurrence and continuance of any other Event of Default and either

               (i) the declaration of all or any portion of the Loans to be due and payable pursuant to SECTION 8.3, or

               (ii) the giving of notice by the Administrative Agent, acting at the direction of the Required Lenders, to the Borrower that the Commitments have been terminated.

     "COMPLIANCE CERTIFICATE" means a certificate duly completed and executed by an Authorized Officer of the Borrower, substantially in the form of EXHIBIT E hereto, together with such changes thereto as the Administrative Agent may from time to time request for the purpose of monitoring the Borrower's compliance with the financial covenants contained herein.

     "CONTINGENT LIABILITY", as applied to any Person, means any direct or indirect liability of that Person: (i) with respect to any indebtedness, lease, dividend or other obligation of another Person if the purpose or intent of the Person incurring such liability, or the effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto; (ii) with respect to any letter of credit issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings; (iii) under any forward contracts, future contracts, foreign exchange contract, currency swap or option agreement, interest rate swap or option agreement or other similar agreement or arrangement (x) designed to alter the risks of that Person arising from fluctuations in currency values, commodity values or interest rates or (y) the value of which is dependent upon interest rates, currency exchange rates, commodities or other indices; (iv) to make take-or-pay or similar payments if required regardless of nonperformance by any other party or parties to an agreement; or (v) pursuant to any agreement to purchase, repurchase or otherwise acquire any obligation of another Person or any property constituting security therefor, to provide funds for the payment or discharge of such obligation or to maintain the solvency, financial condition or any balance sheet item or level of income of another. For purposes of this Agreement, (a) the amount of any obligation described in CLAUSE (i), (ii), (iv) or (v) shall be equal to the lower of (x) the stated or determinable amount of the primary obligation in respect of which such contingent obligation is made, and (y) the maximum amount for which such Person may be liable pursuant to the terms of the agreement embodying such contingent obligation unless such primary obligation and the maximum amount for which such Person may be liable are not stated or determinable, in which case the amount of such contingent obligation shall be such Person's reasonably anticipated maximum liability in respect thereof as determined by such Person in good faith, and (b) the amount of any obligation described in CLAUSE (iii) shall be the amounts, including any termination payments, that would be required to be paid to a counterparty upon early termination (in accordance with customary industry standards) rather than any notional amount with regard to which payments may be calculated.

     "CONTINUATION/CONVERSION NOTICE" means a notice of continuation or conversion and certificate duly executed by an Authorized Officer of the Borrower, substantially in the form of EXHIBIT C hereto.

     "CONTRACTUAL OBLIGATIONS" as applied to any Person, means any indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject, including the Related Transactions Documents.

     "CONTROLLED GROUP" means all members of a controlled group of corporations and all members of a controlled group of trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under Section 414(b) or 414(c) of the Code or
Section 4001 of ERISA.

     "COPYRIGHT SECURITY AGREEMENT" means any Copyright Security Agreement executed and delivered by any Obligor in substantially the form of Exhibit C to any Pledge and Security Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.

     "CREDIT EXTENSION" means, as the context may require,

          (a) the making of a Loan by a Lender; or

          (b) the issuance of any Letter of Credit, or the extension of any Stated Expiry Date of any existing Letter of Credit, by an Issuer.

     "DEFAULT" means any Event of Default or any condition, occurrence or event which, after notice or lapse of time or both, would constitute an Event of Default.

     "DELIVERY DATE" is defined in the definition of "Applicable Margin".

     "DISBURSEMENT" is defined in SECTION 2.6.2.

     "DISBURSEMENT DATE" is defined in SECTION 2.6.2.

     "DISCLOSURE SCHEDULE" means the Disclosure Schedule attached hereto as
SCHEDULE I, as it may be amended, supplemented, amended and restated or otherwise modified from time to time by the Borrower with the written consent of the Required Lenders.

     "DISPOSITION" (or similar words such as "DISPOSE") means any sale, transfer, lease, contribution or other conveyance (including by way of merger) of, or the granting of options, warrants or other rights to, any of the Borrower's or its Subsidiaries' assets (including accounts receivable and Capital Securities of Subsidiaries) to any other Person in a single transaction or series of transactions.

     "DISQUALIFIED CAPITAL SECURITIES" means that portion of any Capital Securities which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable, in each case for cash or property (other than Capital Securities) at the sole option of the holder thereof on or prior to the Stated Maturity Date.

     "DOCUMENTATION AGENT" is defined in the PREAMBLE.

     "DOLLAR" and the sign "$" mean lawful money of the United States.

     "DOMESTIC OFFICE" means the office of a Lender designated as its "Domestic Office" on SCHEDULE II hereto or in a Lender Assignment Agreement, or such other office within the United States as may be designated from time to time by notice from such Lender to the Administrative Agent and the Borrower.

     "EBITDA" means:

          (d) net income (or loss) for the period of the Borrower and its Subsidiaries, but excluding: (i) the income (or loss) of any Person (other than Subsidiaries of the Borrower) in which the Borrower or any of its Subsidiaries has an ownership interest unless received by the Borrower or its Subsidiaries in a cash distribution; (ii) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of the Borrower or is merged into or consolidated with the Borrower; and (iii) the aggregate amount of interest income earned by the Borrower and its Subsidiaries;

PLUS

(e) any provision for (or less any benefit from) income and franchise taxes included in the determination of net income;

(f) interest expense (including that attributable to capital leases and all commissions, discounts and others fees and charges with respect to letters of credit) deducted in the determination of net income;

(g)  amortization and depreciation deducted in the determination of net income;

(h) losses (or MINUS gains) from Asset Dispositions or other non-cash items included in the determination of net income (excluding sales, expenses or losses related to current assets);

(i) transaction expenses included in the determination (for the relevant period) of net income of (A) the Related Transactions consummated on or around the Closing Date in an amount not to exceed $10,000,000 and
          (B) the Existing Credit Agreement (including the transactions, such as the acquisition of ECI, contemplated therein), in an amount not to exceed $7,000,000;

(j) any management fee (contemplated by CLAUSE (a) of SECTION 7.2.13 of the Credit Agreement) actually paid in cash to the extent deducted in the determination of net income;

(k) to the extent deducted in determining net income, an amount not to exceed $3,000,000 reflecting the cost of unwinding a portion of the interest rate swaps existing as of the Closing Date; and

(l) other non-cash items deducted (or less other non-cash items added) in the determination of net income;

LESS

(m) extraordinary gains net of related tax effects included in the determination of net income.

     "ECI" is defined in the FIRST RECITAL.

     "EFFECTIVE DATE" means the date this Agreement becomes effective pursuant to SECTION 10.8.

     "ELIGIBLE ACCOUNT" means, with respect to the Borrower and any of its U.S. wholly-owned Subsidiaries, at the time of any determination thereof, any Account for which none of the following criteria apply in the reasonable determination of the Administrative Agent:

          (n) "Balfour Representative" Accounts which remain unpaid for more than 180 days after the due date specified in the original invoice therefor (or for more than 90 days after the invoice date thereof, if no due date is specified);

          (o) Accounts (other than "Balfour Representative" Accounts) which remain unpaid for more than 120 days after the due date specified in the original invoice therefor (or for more than 90 days after the invoice date if no due date is specified);

          (p) Accounts in excess of $100,000 due from a customer whose principal place of business is located outside of the United States, or such Accounts in excess of an aggregate of $500,000, except for such Accounts that are backed by a letter of credit (provided that such letter of credit was issued or confirmed by a bank that is organized under the laws of the United States of America or a State thereof and has capital and surplus in excess of $500,000,000);

          (q) Accounts with respect to which the customer is the United States of America or any department, agency, or instrumentality thereof, except for those Accounts for which the applicable Obligor has complied with the Federal Assignment of Claims Act (Ref. 31 U.S.C. Section 3727) and other Accounts that do not in the aggregate exceed $1,500,000 at any time outstanding;

          (r) Accounts with respect to which the customer is an Affiliate of the Borrower or a director, officer, agent, stockholder, or employee of the Borrower or any of its Affiliates (this exclusion shall not include (x) Accounts with respect to which the customer is a commissioned sales representative of CBI, Taylor General Partner, Taylor or any Subsidiary of Taylor or CBI, and (y) Accounts of less than $250,000 in the aggregate with respect to which the customer is a portfolio company of CHP);

          (s) Accounts with respect to which there is any unresolved dispute with the respective customer but only to the extent of such dispute;

          (t) Accounts with respect to which the Administrative Agent does not have a valid, first priority and fully perfected security interest and Accounts subject to any Lien except those in favor of the Administrative Agent; including Accounts evidenced by an instrument (as defined in Article 9 of the UCC) not in the possession of the Administrative Agent;

          (u) Accounts with respect to which the customer is the subject of any bankruptcy or other insolvency proceedings;

          (v) Accounts due from a customer to the extent that such Accounts exceed in the aggregate an amount equal to 10% (or 20% with respect to Accounts due from Wal-Mart Stores, Inc.) of the aggregate of all Accounts at such date;

          (w) Accounts with respect to which the customer's obligation to pay is conditional or subject to a repurchase obligation or right to return, including bill and hold sales, guarantied sales, sale or return transactions, sales on approval or consignment sales (other than Accounts of Taylor and CBI to the extent such Accounts are on terms consistent with past practices of Taylor and CBI, respectively); or

          (x) Accounts which do not constitute the legally valid and binding obligation of the customer to pay the same.

     "ELIGIBLE INVENTORY" means, with respect to the Borrower and any of its U.S. wholly-owned Subsidiaries, at the time of any determination thereof, any Inventory located in the United States arising in the ordinary course of business and for which none of the following criteria apply in the reasonable determination of the Administrative Agent, and valued at the lower of cost or market (including adequate reserves for obsolete, slow moving or excess quantities), on a first-in, first-out basis:

          (y) Inventory with respect to which the Administrative Agent does not have a valid, first priority and fully perfected security interest;

          (z) raw material Inventory of Gold content;

          (aa) Gold content included in finished goods Inventory and work in process Inventory;

          (bb) Inventory with respect to which there exists any Lien in favor of any Person other than the Administrative Agent under a Loan Document;

          (cc) Inventory located at a consignee, bailee, warehouseman, refiner, agent, processor or other third party location for which the Administrative Agent has not received an access agreement in form and substance satisfactory to the Administrative Agent; or

          (dd) Inventory produced in violation the Fair Labor Standards Act and subject to the so-called "hot goods" provisions contained in Title 25 U.S.C. 215(a)(i).

     "ENVIRONMENTAL LAWS" means all applicable federal, state or local statutes, laws, ordinances, codes, rules, regulations and published guidelines (including consent decrees and administrative orders) relating to public health and safety and protection of the environment.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and all rules and regulations promulgated thereunder.

     "EVENT OF DEFAULT" is defined in SECTION 8.1.

     "EXEMPTION CERTIFICATE" is defined in CLAUSE (e) of SECTION 4.6.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     "EXISTING BORROWERS" is defined in the FIRST RECITAL.

     "EXISTING CREDIT AGREEMENT" is defined in the FIRST RECITAL.

     "EXISTING PROMISSORY NOTES" is defined in the FIRST RECITAL.

     "FEDERAL FUNDS RATE" means, for any period, a fluctuating interest rate per annum equal for each day during such period to

          (a) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York; or

          (b) if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it.

     "FEE LETTER" means the confidential letter, dated December 17, 2001, between Scotia Capital and the Borrower.

     "FILING AGENT" is defined in SECTION 5.1.9.

     "FILING STATEMENTS" is defined in SECTION 5.1.9.

     "FISCAL QUARTER" means a quarter ending on the Saturday closest to the last day of November, February, May or August.

     "FISCAL YEAR" means any period of twelve consecutive calendar months ending on the final Saturday of August in each calendar year; references to a Fiscal Year with a number corresponding to any calendar year (E.G., the "2002 Fiscal Year") refer to the Fiscal Year ending on the Saturday closest to August 31 of such calendar year.

     "FIXED CHARGE COVERAGE RATIO" means, as of the close of any Fiscal Quarter, the ratio computed for the period consisting of such Fiscal Quarter and the three immediately preceding Fiscal Quarters of the following amounts with respect to all such Fiscal Quarters:

          (ee) EBITDA MINUS the sum of (i) Unfinanced Capital Expenditures, (ii) any management fee (contemplated by CLAUSE (a) of SECTION 7.2.13) actually paid in cash to the extent deducted in the determination of net income, and (iii) other capitalized costs (defined as the gross amount capitalized, for any period, as long term assets (net of cash received in respect of long term assets), including the purchase price of Permitted Acquisitions to the extent paid in cash from sources other than a Borrowing, other than (x) Capital Expenditures and (y) fees and expenses capitalized with respect to the Refinancing;

     TO

(ff) Fixed Charges.

        "FIXED CHARGES" means (a) Interest Expense PLUS (b)(i) any provision for (or benefit from) income or franchise taxes included in the determination of net income; (ii) increases (or PLUS decreases) in short-term and long-term deferred tax assets; (iii) decreases (or MINUS increases) in short-term and long-term deferred tax liabilities; (iv) scheduled payments of principal with respect to all Indebtedness (including the principal portion of scheduled payments of Capitalized Lease Liabilities); and (v) Restricted Junior Payments made in cash (other than (i) Restricted Junior Payments which are made solely with the proceeds of a Qualified SLB or (ii) with the proceeds of Additional Equity).

     "FOREIGN SUBSIDIARY" means any Subsidiary that is not a U.S. Subsidiary.

     "F.R.S. BOARD" means the Board of Governors of the Federal Reserve System or any successor thereto.

     "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States, which are in effect from time to time.

     "GOLD" means gold in whatever form (whether bullion, granule, alloys or otherwise).

     "GOLD CONSIGNMENT AGREEMENT" means that certain Letter Agreement and Fee Consignment for Purchase of Gold, dated as of July 27, 2000, by and between CBI and The Bank of Nova Scotia, as amended or otherwise modified from time to time prior to the Effective Date.

     "GOVERNMENTAL AUTHORITY" means the government of the United States, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other Person exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

     "HAZARDOUS MATERIAL" means

          (a) any "hazardous substance", as defined by CERCLA;

          (b) any "hazardous waste", as defined by the Resource Conservation and Recovery Act, as amended; or

          (c) any pollutant or contaminant or hazardous, radioactive, toxic or otherwise regulated chemical, material or substance (including any petroleum product) within the meaning of any Environmental Law, as amended.

     "HEDGING OBLIGATIONS" means, with respect to any Person, all liabilities of such Person under currency or commodity exchange agreements, interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, and all other agreements or arrangements designed to protect such Person against fluctuations in interest rates, currency exchange rates or commodity values.

     "HEREIN", "HEREOF", "HERETO", "HEREUNDER" and similar terms contained in any Loan Document refer to such Loan Document as a whole and not to any particular Section, paragraph or provision of such Loan Document.

     "IMPERMISSIBLE QUALIFICATION" means any qualification or exception to the opinion or certification of any independent public accountant as to any financial statement of the Borrower

          (a) which is of a "going concern" or similar nature;

          (b) which relates to the limited scope of examination of matters relevant to such financial statement; or

          (c) which relates to the treatment or classification of any item in such financial statement and which, as a condition to its removal, would require an adjustment to such item the effect of which would be to cause the Borrower to be in Default.

     "INCLUDING" and "INCLUDE" means including without limiting the generality of any description preceding such term, and, for purposes of each Loan Document, the parties hereto agree that the rule of ejusdem generis shall not be applicable to limit a general statement, which is followed by or referable to an enumeration of specific matters, to matters similar to the matters specifically mentioned.

     "INDEBTEDNESS" of any Person means:

          (gg) all obligations of such Person for borrowed money or advances and all obligations of such Person evidenced by bonds, debentures, notes or similar instruments;

(hh) all obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether or not drawn, and banker's acceptances issued for the account of such Person;

(ii) all Capitalized Lease Liabilities of such Person;

(jj) for purposes of SECTION 8.1.5 only, all other items which, in accordance with GAAP, would be included as liabilities on the balance sheet of such Person as of the date at which Indebtedness is to be determined;

(kk) net Hedging Obligations of such Person;

(ll) whether or not so included as liabilities in accordance with GAAP, all obligations of such Person to pay the deferred purchase price of property or services (excluding trade accounts payable in the ordinary course of business which are not overdue for a period of more than 90 days or, if overdue for more than 90 days, as to which a dispute exists and adequate reserves in conformity with GAAP have been established on the books of such Person), and indebtedness secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) a Lien on property owned or being acquired by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

(mm) obligations arising under Synthetic Leases; and

(nn) all Contingent Liabilities of such Person in respect of any of the foregoing.

The Indebtedness of any Person shall include the Indebtedness of any other Person (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such Person, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

     "INDEMNIFIED LIABILITIES" is defined in SECTION 10.4.

     "INDEMNIFIED PARTIES" is defined in SECTION 10.4.

     "INDENTURE" means the Indenture, dated as of February 20, 2002, to the Senior Unsecured Notes, as amended, supplemented, amended and restated or otherwise modified in accordance with SECTION 7.2.12.

     "INTERCO SUBORDINATION AGREEMENT" means the Subordination Agreement, substantially in the form of EXHIBIT I hereto, executed and delivered by two or more Obligors pursuant to the terms of this Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.

     "INTERCREDITOR AGREEMENT" means the Intercreditor Agreement, substantially in the form of EXHIBIT K hereto, by and among the Administrative Agent and Scotia Capital and acknowledged by the Borrower, dated as of February 20, 2002 (as amended, supplemented, amended and restated or otherwise modified from time to time).

     "INTEREST COVERAGE RATIO" means as of the close of any Fiscal Quarter, the ratio computed for the period consisting of such Fiscal Quarter and the three immediately preceding Fiscal Quarters of (a) EBITDA for all such Fiscal Quarters to (b) Interest Expense for all such Fiscal Quarters.

     "INTEREST EXPENSE" means:

          (oo) interest expense, net of interest income, included in the determination of net income (but including that attributable to capital leases, all commissions, discounts and other fees and charges with respect to letters of credit);

MINUS

(pp) amortization of capitalized fees and expenses incurred with respect to the Refinancing included in interest expense;

MINUS

(qq) interest paid in kind and included in interest expense.

     "INTEREST PERIOD" means, relative to any LIBO Rate Loan, the period beginning on (and including) the date on which such LIBO Rate Loan is made or continued as, or converted into, a LIBO Rate Loan pursuant to SECTIONS 2.3 or
2.4 and shall end on (but exclude) the day which numerically corresponds to such date one, two, three or six months thereafter (or, if such month has no numerically corresponding day, on the last Business Day of such month), as the Borrower may select in its relevant notice pursuant to SECTIONS 2.3 or 2.4; PROVIDED, HOWEVER, that

          (a) the Borrower shall not be permitted to select Interest Periods to be in effect at any one time which have expiration dates occurring on more than five different dates;

          (b) if such Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next following Business Day (unless such next following Business Day is the first Business Day of a calendar month, in which case such Interest Period shall end on the Business Day next preceding such numerically corresponding day); and

          (c) no Interest Period for any Loan may end later than the Stated Maturity Date for such Loan.

     "INVENTORY" means any "inventory" (as that term is defined in Section 9-102(a)(48)(B) and (a)(48)(D) of the UCC) of the Borrower or any of its wholly owned U.S. Subsidiaries.

     "INVESTMENT" means (i) any direct or indirect purchase or other acquisition by the Borrower or any of its Subsidiaries of any beneficial interest in, including Capital Securities of, or ownership interest in, any other Person; and
(ii) any direct or indirect loan, advance or capital contribution by the Borrower or any of its Subsidiaries to any other Person, including all indebtedness and accounts receivable from that other Person that are not current assets or did not arise from sales or provision of services to that other Person in the ordinary course of business. The amount of any Investment shall be the original principal or capital amount thereof less all returns of principal or equity thereon and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such property at the time of such Investment.

     "ISP RULES" is defined in SECTION 10.9.

     "ISSUANCE REQUEST" means a Letter of Credit request and certificate duly executed by an Authorized Officer of the Borrower, substantially in the form of EXHIBIT B-2 hereto.

     "ISSUER" means Scotia Capital in its capacity as Issuer of the Letters of Credit. At the request of Scotia Capital and with the Borrower's consent (not to be unreasonably withheld), another Lender or an Affiliate of Scotia Capital may issue one or more Letters of Credit hereunder.

     "LENDER ASSIGNMENT AGREEMENT" means an assignment agreement substantially in the form of EXHIBIT J hereto.

     "LENDERS" is defined in the PREAMBLE.

     "LENDER'S ENVIRONMENTAL LIABILITY" means any and all losses, liabilities, obligations, penalties, claims, litigation, demands, defenses, costs, judgments, suits, proceedings, damages (including consequential damages), disbursements or expenses of any kind or nature whatsoever (including reasonable attorneys' fees at trial and appellate levels and experts' fees and disbursements and expenses incurred in investigating, defending against or prosecuting any litigation, claim or proceeding) which may at any time be imposed upon, incurred by or asserted or awarded against the Administrative Agent, any Lender or any Issuer or any of such Person's Affiliates, shareholders, directors, officers, employees, and agents in connection with or arising from:

          (a) any Hazardous Material on, in, under or affecting all or any portion of any property of the Borrower or any of its Subsidiaries, the groundwater thereunder, or any surrounding areas thereof to the extent caused by Releases from the Borrower's or any of its Subsidiaries' or any of their respective predecessors' properties;

          (b) any misrepresentation, inaccuracy or breach of any warranty, contained or referred to in SECTION 6.10;

          (c) any violation or claim of violation by the Borrower or any of its Subsidiaries of any Environmental Laws; or

          (d) the imposition of any lien for damages caused by or the recovery of any costs for the cleanup, release or threatened release of Hazardous Material by the Borrower or any of its Subsidiaries, or in connection with any property owned or formerly owned by the Borrower or any of its Subsidiaries.

     "LETTER OF CREDIT" is defined in SECTION 2.1.2.

     "LETTER OF CREDIT COMMITMENT" means each Issuer's obligation to issue Letters of Credit pursuant to SECTION 2.1.2.

     "LETTER OF CREDIT COMMITMENT AMOUNT" means, on any date, a maximum amount of $10,000,000, as such amount may be permanently reduced from time to time pursuant to SECTION 2.2.

     "LETTER OF CREDIT OUTSTANDINGS" means, on any date, an amount equal to the sum of (i) the then aggregate amount which is undrawn and available under all issued and outstanding Letters of Credit, and (ii) the then aggregate amount of all unpaid and outstanding Reimbursement Obligations.

     "LEVERAGE RATIO" means, as of the last day of any Fiscal Quarter, the ratio of

          (a) Total Debt outstanding on the last day of such Fiscal Quarter

     TO

          (b) EBITDA computed for the period consisting of such Fiscal Quarter and each of the three immediately preceding Fiscal Quarters.

     "LIBO RATE" means, relative to any Interest Period for LIBO Rate Loans, the rate of interest equal to the average (rounded upwards, if necessary, to the nearest 1/16 of 1%) of the rates per annum at which Dollar deposits in immediately available funds are offered to the Administrative Agent's LIBOR Office in the London interbank market at or about 11:00 a.m. London, England time two Business Days prior to the beginning of such Interest Period for delivery on the first day of such Interest Period, and in an amount approximately equal to the amount of the Administrative Agent's LIBO Rate Loan and for a period approximately equal to such Interest Period.

     "LIBO RATE LOAN" means a Loan bearing interest, at all times during an Interest Period applicable to such Loan, at a rate of interest determined by reference to the LIBO Rate (Reserve Adjusted).

     "LIBO RATE (RESERVE ADJUSTED)" means, relative to any Loan to be made, continued or maintained as, or converted into, a LIBO Rate Loan for any Interest Period, a rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) determined pursuant to the following formula:

                                             LIBO RATE
           LIBO Rate           =   ----------------------------
       (Reserve Adjusted)          1.00 - LIBOR Reserve Percentage

The LIBO Rate (Reserve Adjusted) for any Interest Period for LIBO Rate Loans will be determined by the Administrative Agent on the basis of the LIBOR Reserve Percentage in effect two Business Days before the first day of such Interest Period.

     "LIBOR OFFICE" means the office of a Lender designated as its "LIBOR Office" on SCHEDULE II hereto or in a Lender Assignment Agreement, or such other office designated from time to time by notice from such Lender to the Borrower and the Administrative Agent, whether or not outside the United States, which shall be making or maintaining the LIBO Rate Loans of such Lender.

     "LIBOR RESERVE PERCENTAGE" means, relative to any Interest Period for LIBO Rate Loans, the reserve percentage (expressed as a decimal) equal to the maximum aggregate reserve requirements (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) specified under regulations issued from time to time by the F.R.S. Board and then applicable to assets or liabilities consisting of or including "Eurocurrency Liabilities", as currently defined in Regulation D of the F.R.S. Board, having a term approximately equal or comparable to such Interest Period.

     "LIEN" means any security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or interest in property, or other priority or preferential arrangement of any kind or nature whatsoever, to secure payment of a debt or performance of an obligation.

     "LOAN DOCUMENTS" means, collectively, (i) this Agreement, the Notes, the Letters of Credit, each Rate Protection Agreement, the Fee Letter, each agreement pursuant to which the Administrative Agent is granted a Lien to secure the Obligations and each other agreement, certificate, document or instrument delivered in connection with any Loan Document, whether or not specifically mentioned herein or therein and (ii) for purposes of any agreement which provides a Lien in favor of the Secured Parties, the Gold Consignment Agreement.

     "LOANS" means, as the context may require, a Revolving Loan or a Swing Line Loan of any type.

     "MATERIAL ADVERSE EFFECT" means (a) a material adverse effect upon the business, operations, properties, assets or financial condition of the Borrower and its Subsidiaries taken as a whole, or (b) the impairment of the ability of the Borrower and its Subsidiaries taken as a whole to perform their material obligations under the Loan Documents or of the Administrative Agent or any Lender to enforce any Loan Document or collect the Obligations. In determining whether any individual event would result in a Material Adverse Effect, notwithstanding that such event does not of itself have such effect, a Material Adverse Effect shall be deemed to have occurred if the cumulative effect of such event and all other then existing events would result in a Material Adverse Effect.

     "MEXICAN SUBSIDIARY" means Pulidos de Juarez, S.A. de C.V., a corporation organized under the laws of Mexico.

     "MONTHLY PAYMENT DATE" means the first day of each calendar month or, if such day is not a Business Day, the next succeeding Business Day.

     "MOODY'S" means Moody's Investors Service, Inc.

     "MORTGAGE" means each deed of trust executed and delivered by each of CBI, with respect to its real property located in Travis County, Texas as of the Closing Date, and Taylor General Partner, with respect to its real property located in Dallas County, Texas as of the Closing Date, in each case in favor of the Administrative Agent for the benefit of the Secured Parties pursuant to the requirements of this Agreement, in substantially the form of EXHIBIT H hereto, under which a Lien is granted on the real property and fixtures described therein, as amended, supplemented, amended and restated or otherwise modified from time to time.

     "NET ASSET VALUE" means, at any time of any determination, (i) with respect to Eligible Accounts, 85% of an amount equal to (x) the book value of all Eligible Accounts as reflected on the books of the Borrower and its Subsidiaries in accordance with GAAP, net of (y) all credits, discounts and allowances (and net of all unissued credits in the form of competitive allowances or otherwise) in respect of such Eligible Accounts and (ii) with respect to Eligible Inventory, an amount equal to the sum of (x) 50%, with respect to Nonprecious Inventory and (y) 70%, with respect to Precious Metals/Stones Inventory, in each case of the net book value (determined on a standard cost basis) of all such Eligible Inventory as reflected on the books of the Borrower and the Subsidiaries as at such time, valued in accordance with GAAP.

     "NONPRECIOUS INVENTORY" means Eligible Inventory LESS Precious Metals/Stones Inventory.

     "NON-EXCLUDED TAXES" means any Taxes other than net income, branch, doing business or franchise taxes imposed with respect to any Secured Party by any Governmental Authority as a result of a present or former connection between such Secured Party and the relevant taxing jurisdiction, other than a connection arising solely from such Secured Party having executed, delivered, or performed its obligations under, or received a payment under, or enforced this Agreement or any other Loan Document.

     "NON-U.S. LENDER" or "NON-U.S. SECURED PARTY" means any Lender or Secured Party, as the case may be, that is not a "United States person", as defined under Section 7701(a)(30) of the Code.

     "NOTE" means, as the context may require, a Revolving Note or a Swing Line Note.

     "OBLIGATIONS" means, collectively, (i) all obligations (monetary or otherwise, whether absolute or contingent, matured or unmatured) of the Borrower and each other Obligor arising under or in connection with a Loan Document, including Reimbursement Obligations and the principal of and premium, if any, and interest (including interest accruing during the pendency of any proceeding of the type described in SECTION 8.1.9, whether or not allowed in such proceeding) on the Loans, and (ii) for purposes of any Security Document which provides a Lien in favor of the Secured Parties, all amounts owing to Scotia Capital pursuant to the Gold Consignment Agreement.

     "OBLIGOR" means, as the context may require, the Borrower and each of its Subsidiaries.

     "ORGANIC DOCUMENT" means, relative to any Obligor, as applicable, its certificate of incorporation, by-laws, certificate of partnership, partnership agreement, certificate of formation, limited liability agreement, operating agreement and all shareholder agreements, voting trusts and similar arrangements applicable to any of such Obligor's partnership interests, limited liability company interests or authorized shares of Capital Securities.

     "OTHER TAXES" means any and all stamp, documentary or similar Taxes, or any other excise or property Taxes or similar levies that arise on account of any payment made or required to be made under any Loan Document or from the execution, delivery, registration, recording or enforcement of any Loan Document.

     "PARTICIPANT" is defined in SECTION 10.11.2.

     "PATENT SECURITY AGREEMENT" means any Patent Security Agreement executed and delivered by any Obligor in substantially the form of Exhibit A to any Pledge and Security Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.

     "PBGC" means the Pension Benefit Guaranty Corporation and any Person succeeding to any or all of its functions under ERISA.

     "PENSION PLAN" means a "pension plan", as such term is defined in Section 3(2) of ERISA, which is subject to Title IV of ERISA (other than a multiemployer plan as defined in Section 4001(a)(3) of ERISA), and to which the Borrower or any corporation, trade or business that is, along with the Borrower, a member of a Controlled Group, may have liability, including any liability by reason of having been a substantial employer within the meaning of Section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under Section 4069 of ERISA.

     "PERCENTAGE" means, relative to any Lender, the applicable percentage relating to Revolving Loans set forth opposite its name on SCHEDULE II hereto under the Revolving Loan Commitment column or set forth in a Lender Assignment Agreement under the Revolving Loan Commitment column, as such percentage may be adjusted from time to time pursuant to Lender Assignment Agreements executed by such Lender and its Assignee Lender and delivered pursuant to SECTION 10.11.1. A Lender shall not have any Revolving Loan Commitment if its percentage under the Revolving Loan Commitment column is zero.

     "PERMITTED ACQUISITION" means an acquisition (whether pursuant to an acquisition of Capital Securities, assets or otherwise) by the Borrower or any Subsidiary from any Person of a business in which the following conditions are satisfied or otherwise consented to by the Required Lenders:

          (rr) the Borrower has demonstrated in writing to the reasonable satisfaction of the Administrative Agent that the business to be acquired has had positive EBITDA, after giving effect to Pro Forma Cost Reductions, for the preceding 12 months for which a calculation of EBITDA is then available;

(ss) the Borrower has demonstrated in writing to the reasonable satisfaction of the Administrative Agent that on a PRO FORMA basis, after giving effect to such acquisition, the sum of (x) the unused portion of the Revolving Loan Commitment Amount (net of Letter of Credit Outstandings) available as of the date of such acquisition (including immediately following such acquisition) and (y) the amount of Cash Equivalent Investments then owned by the Borrower, shall at all times during the 12 months following such acquisition equal or exceed $5,000,000;

(tt) substantially all of the assets so acquired are located in the United States or, if such acquisition is structured as a purchase of Capital Securities, the Person so acquired is organized under the laws of a state in the United States or under the laws of the District of Columbia, and substantially all of the assets owned by such Person are located in the United States;

(uu) the Borrower has delivered to the Administrative Agent not less than ten
       (10) Business Days prior to the consummation of the acquisition an acquisition summary providing a reasonably detailed description of the Person whose Capital Securities or assets are proposed to be acquired and the terms and conditions of the proposed purchase, along with such due diligence information (including, without limitation, due diligence information regarding any environmental matters) reasonably requested by, and in form and content reasonably acceptable to, the Administrative Agent;

(vv) the Borrower has delivered to the Administrative Agent all legal documentation pertaining to such acquisition, which documentation shall be in form and substance reasonably acceptable to the Administrative Agent;

(ww) immediately before and after giving effect to such acquisition no Default shall have occurred and be continuing or would result therefrom (including under SECTION 7.2.1);

          (g) the Borrower shall have delivered to the Administrative Agent a Compliance Certificate for the period of four full Fiscal Quarters immediately preceding such acquisition (prepared in good faith and in a manner and using such methodology which is consistent with the most recent financial statements delivered pursuant to SECTION 7.1.1) giving PRO FORMA effect to the consummation of such acquisition and evidencing compliance with the covenants set forth in SECTION 7.2.4; and

          (h) the Total Consideration to be paid for such acquisition does not exceed $10,000,000, and together with the Total Consideration paid with respect to all other Permitted Acquisitions does not exceed $25,000,000 over the term of this Agreement.

     "PERMITTED ENCUMBRANCES" is defined in SECTION 7.2.3.

     "PERSON" means any natural person, corporation, limited liability company, partnership, joint venture, association, trust or unincorporated organization, Governmental Authority or any other legal entity, whether acting in an individual, fiduciary or other capacity.

     "PLEDGE AND SECURITY AGREEMENT" means, as the context may require, the Borrower Pledge and Security Agreement or the Subsidiary Pledge and Security Agreement.

     "PLEDGED SUBSIDIARY" means each Subsidiary in respect of which the Administrative Agent has been granted a security interest in or a pledge of (i) any of the Capital Securities of such Subsidiary or (ii) any intercompany notes of such Subsidiary owing to the Borrower or another Subsidiary.

     "PRECIOUS METALS/STONES INVENTORY" means Eligible Inventory consisting of precious stones and precious metals.

     "PREFERRED STOCK" of any Person means any Capital Securities of such Person that has preferential rights to any other Capital Securities of such Person with respect to dividends or redemptions or upon liquidation.

     "PRO FORMA COST REDUCTION" means, with respect to any Permitted Acquisition, the estimated amount of cost savings attributable to operational efficiencies expected to be created by the Borrower with respect to the business to be acquired and the business of the Borrower and its Subsidiaries, as calculated by the Borrower and acceptable to the Administrative Agent in its discretion.

     "PROJECTIONS" means forecasted (a) consolidated balance sheets, cash flow statements, and capitalization statements; and (b) consolidated and consolidating profit and loss statements, all prepared with the Borrower's and its Subsidiaries' respective historical financial statements and with the financial statements required to be delivered pursuant to CLAUSE (a) and CLAUSE
(b) of SECTION 7.1.1, together with appropriate supporting details and a statement of underlying assumptions.

     "QUALIFIED SLB" means the Sale and Leaseback Transaction by the Borrower or its Subsidiaries involving either their facilities located in Travis County, Texas as of the Closing Date or their facilities located in Dallas County, Texas as of the Closing Date.

     "QUARTERLY PAYMENT DATE" means the last day of March, June, September and December, or, if any such day is not a Business Day, the next succeeding Business Day.

     "RATE PROTECTION AGREEMENT" means, collectively, any precious metal hedge agreement, foreign exchange agreement, commodity exchange agreement, interest rate swap, cap, collar or (in each case) similar agreement entered into by the Borrower or any of its Subsidiaries under which the counterparty of such agreement is (or at the time such agreement was entered into, was) a Lender or an Affiliate of a Lender.

     "REFINANCING" is defined in the FIRST RECITAL.

     "REFUNDED SWING LINE LOANS" is defined in CLAUSE (b) of SECTION 2.3.2.

     "REGISTER" is defined in CLAUSE (b) of SECTION 2.7.

     "REIMBURSEMENT OBLIGATION" is defined in SECTION 2.6.3.

     "RELATED TRANSACTIONS" means the execution and delivery of the Related Transactions Documents on the Closing Date, the funding of all Credit Extensions (if any) on the Closing Date, the issuance of the Senior Unsecured Notes, and the payment of all fees, costs and expenses associated with all of the foregoing.

     "RELATED TRANSACTIONS DOCUMENTS" means the Loan Documents and the Capitalization Documents.

     "RELEASE" means a "RELEASE", as such term is defined in CERCLA.

     "REPLACEMENT LENDER" is defined in CLAUSE (f) of SECTION 10.11.1.

     "REQUIRED LENDERS" means, at any time, (i) Lenders holding at least 66 2/3% of the Total Exposure Amount (if there are more than two Lenders on such date of determination) and (ii) Lenders holding 100% of the Total Exposure Amount (if there are two or fewer Lenders on such date of determination).

     "RESOURCE CONSERVATION AND RECOVERY ACT" means the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, ET SEQ., as amended.

     "RESTRICTED JUNIOR PAYMENT" means: (i) any dividend or other distribution, direct or indirect, on account of any shares of any class of Capital Securities, or ownership interest in, the Borrower or any of its Subsidiaries now or hereafter outstanding, except a dividend payable solely in shares of that class of Capital Securities or other equity security to the holders of that class;
(ii) any redemption, conversion, exchange, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of Capital Securities, or ownership interest in, the Borrower or any of its Subsidiaries now or hereafter outstanding; (iii) any payment or prepayment of interest on, principal of, premium, if any, redemption, conversion, exchange, purchase, retirement, defeasance, sinking fund or similar payment with respect to any Subordinated Debt, Seller Note Indebtedness, or the Senior Unsecured Notes; and (iv) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of Capital Securities, or ownership interest in the Borrower or any of its Subsidiaries now or hereafter outstanding.

     "REVOLVING LOAN" is defined in SECTION 2.1.1.

     "REVOLVING LOAN COMMITMENT" means, relative to any Lender, such Lender's obligation (if any) to make Revolving Loans pursuant to CLAUSE (a) of SECTION 2.1.1.

     "REVOLVING LOAN COMMITMENT AMOUNT" means, on any date, $40,000,000, as such amount may be reduced from time to time pursuant to SECTION 2.2.

     "REVOLVING NOTE" means a promissory note of the Borrower payable to any Lender, in the form of EXHIBIT A-1 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Revolving Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

     "S&P" means Standard & Poor's Rating Services, a division of McGraw-Hill, Inc.

     "SALE AND LEASEBACK TRANSACTION" means any agreement or arrangement providing for the sale or transfer by any Person of any real property and any improvements thereon (now owned or hereafter acquired) to another Person and the subsequent lease or rental of such real property or improvements or other similar property from such other Person.

     "SCOTIA CAPITAL" is defined in the PREAMBLE.

     "SEC" means the Securities and Exchange Commission.

     "SECURED DEBT" means, on any date, the amount of all Total Debt secured by a Lien on any assets of the Borrower or any of its Subsidiaries.

     "SECURED LEVERAGE RATIO" means, as of any date of determination, the ratio of

          (a) all Secured Debt outstanding on such date (including after giving effect to any Credit Extensions to be made)

     TO

          (b) EBITDA computed for the period consisting of the four immediately preceding Fiscal Quarters for which financial information has been delivered to the Lenders pursuant to SECTION 7.1.1.

     "SECURED PARTIES" means, collectively, the Lenders, the Issuers, the Administrative Agent, each counterparty to a Rate Protection Agreement that is (or at the time such Rate Protection Agreement was entered into, was) a Lender or an Affiliate thereof, and (in each case) each of their respective successors, transferees and assigns.

     "SECURITY DOCUMENTS" means all instruments, documents and agreements executed by or on behalf of any Person to guaranty or provide collateral security with respect to the Obligations including any security agreement or pledge agreement, any guaranty of the Obligations, any mortgage or deed of trust, and all instruments, documents and agreements executed pursuant to the terms of the foregoing.

     "SELLER NOTE INDEBTEDNESS" is defined in CLAUSE (j) of SECTION 7.2.2.

     "SELLER NOTES" means the unsecured subordinated notes delivered by a Subsidiary of the Borrower in respect of Seller Note Indebtedness.

     "SENIOR UNSECURED NOTE DOCUMENTS" means collectively, the indentures (including the Indenture), note purchase agreements, promissory notes, guarantees, and other instruments and agreements evidencing the terms of the Senior Unsecured Notes, as amended, supplemented, amended and restated or otherwise modified in accordance with SECTION 7.2.12.

     "SENIOR UNSECURED NOTES" is defined in the SECOND RECITAL.

     "STATED AMOUNT" means, on any date and with respect to a particular Letter of Credit, the total amount then available to be drawn under such Letter of Credit.

     "STATED EXPIRY DATE" is defined in SECTION 2.6.

     "STATED MATURITY DATE" means February 20, 2006.

     "SUBJECT TRANSACTION" is defined in SECTION 1.4.

     "SUB DEBT DOCUMENTS" means, collectively, loan agreements, indentures (including the CBI Indenture), note purchase agreements, promissory notes, guarantees, and other instruments

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and agreements evidencing the terms of Subordinated Debt, as amended, supplemented, amended and restated or otherwise modified in accordance with
SECTION 7.2.12.

     "SUBORDINATED DEBT" means (i) the CBI Senior Subordinated Notes and (ii) if applicable, any other unsecured Indebtedness of the Borrower subordinated in right of payment to the Obligations pursuant to documentation containing redemption and other prepayment events, maturities, amortization schedules, covenants, events of default, remedies, acceleration rights, subordination provisions and other material terms satisfactory to the Required Lenders.

     "SUBORDINATION PROVISIONS" is defined in SECTION 8.1.11.

     "SUBSIDIARY" means, with respect to any Person, any other Person of which more than 50% of the outstanding Voting Securities of such other Person (irrespective of whether at the time Capital Securities of any other class or classes of such other Person shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more other Subsidiaries of such Person, or by one or more other Subsidiaries of such Person. Unless the context otherwise specifically requires, the term "Subsidiary" shall be a reference to a Subsidiary of the Borrower.

     "SUBSIDIARY GUARANTOR" means each U.S. Subsidiary existing on the Closing Date in addition to each other U.S. Subsidiary that has executed and delivered to the Administrative Agent a Subsidiary Guaranty in accordance with the terms of this Agreement.

         "SUBSIDIARY GUARANTY" means the subsidiary guaranty executed and delivered by an Authorized Officer of each U.S. Subsidiary pursuant to the terms of this Agreement, substantially in the form of EXHIBIT F hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

     "SUBSIDIARY PLEDGE AND SECURITY AGREEMENT" means the Pledge and Security Agreement executed and delivered by each U.S. Subsidiary that in turn has any Subsidiaries, substantially in the form of EXHIBIT G-2 hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

     "SWAP AMOUNTS" is defined in the FIRST RECITAL.

     "SWING LINE LENDER" means, subject to the terms of this Agreement, Scotia Capital.

     "SWING LINE LOAN" is defined in CLAUSE (b) of SECTION 2.1.1.

     "SWING LINE LOAN COMMITMENT" is defined in CLAUSE (b) of SECTION 2.1.1.

     "SWING LINE LOAN COMMITMENT AMOUNT" means, on any date, $2,000,000, as such amount may be reduced from time to time pursuant to SECTION 2.2.

     "SWING LINE NOTE" means a promissory note of the Borrower payable to the Swing Line Lender, in the form of EXHIBIT A-2 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to the Swing Line Lender resulting from outstanding Swing Line Loans, and also

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means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

     "SYNDICATION AGENT" is defined in the PREAMBLE.

     "SYNTHETIC LEASE" means, as applied to any Person, any lease (including leases that may be terminated by the lessee at any time) of any property (whether real, personal or mixed) (a) that is not a capital lease in accordance with GAAP and (b) in respect of which the lessee retains or obtains ownership of the property so leased for federal income tax purposes, other than any such lease under which that Person is the lessor.

     "TAXES" means all income, stamp or other taxes, duties, levies, imposts, charges, assessments, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, and all interest, penalties or similar liabilities with respect thereto.

     "TAYLOR" is defined in the FIRST RECITAL.

     "TAYLOR GENERAL PARTNER" is defined in the FIRST RECITAL.

     "TAYLOR HOLDING CO." is defined in the FIRST RECITAL.

     "TAYLOR SENIOR HOLDING CORP." means Taylor Senior Holding Corp., a Delaware corporation.

     "TERMINATION DATE" means the date on which all Obligations (other than contingent indemnification obligations to the extent no unsatisfied claim giving rise thereto has been asserted) have been paid in full in cash, all Letters of Credit have been terminated or expired (or been Cash Collateralized), all Rate Protection Agreements have been terminated and all Commitments shall have terminated.

     "TOTAL CONSIDERATION" means the total consideration paid with respect to any acquisition, including (i) all payments made in cash and property, (ii) to the extent not included in CLAUSE (i) above, the amount paid or to be paid pursuant to noncompete agreements and consulting agreements, (iii) the amount of debt and other liabilities assumed and/or incurred (including in the case of an acquisition of Capital Securities, the amount of debt and other liabilities of the Person to be acquired) and (iv) the amount of all transaction fees.

     "TOTAL DEBT" means, on any date, the outstanding principal amount of all Indebtedness of the Borrower and its Subsidiaries of the type referred to in CLAUSE (a) (which, in the case of the Loans, shall be deemed to equal the average daily amount of the Loans outstanding for the four Fiscal Quarters ending on or immediately preceding the date of determination), CLAUSE (b) (which, in the case of Letter of Credit Outstandings shall be deemed to equal the average daily amount of Letter of Credit Outstandings for the four Fiscal Quarters ending on or immediately preceding the date of determination), CLAUSE
(c) and CLAUSE (g), in each case of the definition of "Indebtedness" (exclusive of intercompany Indebtedness between the Borrower and its Subsidiaries) and any Contingent Liability in respect of any of the foregoing.

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     "TOTAL EXPOSURE AMOUNT" means, on any date of determination (and without duplication), the outstanding principal amount of all Loans, the aggregate amount of all Letter of Credit Outstandings and the unfunded amount of the Commitments.

     "TRADEMARK SECURITY AGREEMENT" means any Trademark Security Agreement executed and delivered by any Obligor substantially in the form of Exhibit B to any Pledge and Security Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.

     "TYPE" means, relative to any Loan, the portion thereof, if any, being maintained as a Base Rate Loan or a LIBO Rate Loan.

     "UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York; PROVIDED, that if, with respect to any Filing Statement or by reason of any provisions of law, the perfection or the effect of perfection or non-perfection of the security interests granted to the Administrative Agent pursuant to the applicable Loan Document is governed by the Uniform Commercial Code as in effect in a jurisdiction of the United States other than New York, then "UCC" means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions of each Loan Document and any Filing Statement relating to such perfection or effect of perfection or non-perfection.

     "UNFINANCED CAPITAL EXPENDITURES" means that portion of Capital Expenditures not financed under capital leases or other Indebtedness (other than Loans).

     "UNITED STATES" or "U.S." means the United States of America, its fifty states and the District of Columbia.

     "U.S. SUBSIDIARY" means any Subsidiary that is incorporated or organized under the laws of the United States or a state thereof.

     "UTILIZATION RATIO" means, as of the last day of any Fiscal Quarter, the ratio of

          (a) the sum of (i) the average daily Stated Amount of Letters of Credit plus (ii) the average daily aggregate amount of Revolving Loans outstanding, in each case during such Fiscal Quarter

     TO

          (b) the average Revolving Loan Commitment Amount during such Fiscal Quarter.

     "VOTING SECURITIES" means, with respect to any Person, Capital Securities of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of such Person.

     "WARRANTS" means warrants to purchase shares of Common Stock of the Borrower that expire on January 31, 2008 and were initially issued by CBI in connection with the issuance of the CBI Preferred Stock.

     "WELFARE PLAN" means a "welfare plan", as such term is defined in Section 3(1) of ERISA.

     "WHOLLY OWNED SUBSIDIARY" means any Subsidiary all of the outstanding Capital Securities of which (other than any director's qualifying shares or investments by foreign nationals mandated by applicable laws) is owned directly or indirectly by the Borrower.

SECTION 1.2. USE OF DEFINED TERMS. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in this Agreement shall have such meanings when used in each other Loan Document and the Disclosure Schedule.

SECTION 1.3. CROSS-REFERENCES. Unless otherwise specified, references in a Loan Document to any Article or Section are references to such Article or Section of such Loan Document, and references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

SECTION 1.4. ACCOUNTING TERMS; UTILIZATION OF GAAP FOR PURPOSES OF CALCULATIONS UNDER AGREEMENT. For purposes of this Agreement and each other Loan Document, all accounting terms not otherwise defined herein shall have the meanings assigned to such terms in conformity with GAAP. Financial statements and other information furnished to the Administrative Agent pursuant to SECTION 7.1.1 shall be prepared in accordance with GAAP. No Accounting Changes shall affect financial covenants, standards or terms in this Agreement or any other Loan Document; PROVIDED that the Borrower shall prepare footnotes to each Compliance Certificate and the financial statements required to be delivered hereunder that show the differences between the financial statements delivered (which reflect such Accounting Changes) and the basis for calculating financial covenant compliance (without reflecting such Accounting Changes). Unless otherwise expressly provided, all financial covenants and defined financial terms shall be computed on a consolidated basis for the Borrower and its Subsidiaries, in each case without duplication. In addition, with respect to any period during which a Permitted Acquisition, the Qualified SLB or any Disposition made in accordance with CLAUSE (n) of SECTION 7.2.11 has occurred (each, a "SUBJECT TRANSACTION"), EBITDA and the components of Fixed Charge Coverage Ratio and Interest Coverage Ratio shall be calculated with respect to such period on a PRO FORMA basis (including PRO FORMA adjustments arising out of events which are directly attributable to a specific transaction, are factually supportable and are expected to have a continuing impact, in each case determined on a basis consistent with the definition of "Permitted Acquisition") using the historical financial statements of any business so acquired or to be acquired or the subject of the Qualified SLB or such Disposition made in accordance with CLAUSE (n) of SECTION 7.2.11 and the consolidated financial statements of the Borrower and its Subsidiaries which shall be reformulated as if such Subject Transaction, and any Indebtedness incurred or repaid in connection therewith, had been consummated or incurred or repaid at the beginning of such period (and assuming that such Indebtedness bears interest during any portion of the applicable measurement period prior to the relevant acquisition at the weighted average of the interest rates applicable to outstanding Loans incurred during such period).

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                                   ARTICLE II
                       COMMITMENTS, BORROWING AND ISSUANCE
                     PROCEDURES, NOTES AND LETTERS OF CREDIT

SECTION 2.1. COMMITMENTS. On the terms and subject to the conditions of this Agreement, the Lenders and the Issuers severally agree to make Credit Extensions as set forth below.

SECTION 2.1.1. REVOLVING LOAN COMMITMENT AND SWING LINE LOAN COMMITMENT. From time to time on any Business Day occurring from and after the Effective Date but prior to the Commitment Termination Date,

(a) each Lender agrees that it will make loans (relative to such Lender, its "REVOLVING LOANS") to the Borrower equal to such Lender's Percentage of the aggregate amount of each Borrowing of the Revolving Loans requested by the Borrower to be made on such day; and

(b) the Swing Line Lender agrees that it will make loans (its "SWING LINE LOANS") to the Borrower equal to the principal amount of the Swing Line Loan requested by the Borrower to be made on such day. The Commitment of the Swing Line Lender described in this clause is herein referred to as its "SWING LINE LOAN COMMITMENT".

On the terms and subject to the conditions hereof, the Borrower may from time to time borrow, prepay and reborrow Revolving Loans and Swing Line Loans. No Lender shall be permitted or required to make any Revolving Loan if, after giving effect thereto, the aggregate outstanding principal amount of all Revolving Loans of such Lender, together with such Lender's Percentage of the aggregate amount of all Swing Line Loans and Letter of Credit Outstandings, would exceed such Lender's Percentage of the lesser of the then existing (x) Revolving Loan Commitment Amount and (y) the Borrowing Base Amount then in effect. Furthermore, the Swing Line Lender shall not be permitted or required to make Swing Line Loans if, after giving effect thereto, (i) the aggregate outstanding principal amount of all Swing Line Loans would exceed the then existing Swing Line Loan Commitment Amount or (ii) the sum of all Swing Line Loans, Revolving Loans and the aggregate amount of Letter of Credit Outstandings would exceed the lesser of the (x) then existing Revolving Loan Commitment Amount and (y) Borrowing Base Amount then in effect.

SECTION 2.1.2. LETTER OF CREDIT COMMITMENT. From time to time on any Business Day occurring from and after the Effective Date but prior to the Commitment Termination Date, the relevant Issuer agrees that it will

(a) issue one or more standby letters of credit (relative to such Issuer, its "LETTER OF CREDIT") for the account of the Borrower or any Subsidiary Guarantor in the Stated Amount requested by the Borrower on such day; or

(b) extend the Stated Expiry Date of an existing standby Letter of Credit previously issued hereunder.

No Stated Expiry Date shall extend beyond the earlier of (i) the Commitment Termination Date and (ii) unless otherwise agreed to by such Issuer in its sole discretion, one year from the date of such extension. No Issuer shall be permitted or required to issue any Letter of Credit if, after giving effect thereto, (i) the aggregate amount of all Letter of Credit Outstandings would exceed the Letter of Credit Commitment Amount or
(ii) the sum of the aggregate amount of all Letter of Credit Outstandings plus the aggregate principal amount of all Revolving Loans and Swing Line Loans then outstanding would exceed the lesser of the (x) then existing Revolving Loan Commitment Amount and (y) Borrowing Base Amount then in effect.

SECTION 2.2. REDUCTION OF THE COMMITMENT AMOUNTS. The Commitment Amounts are subject to reduction from time to time as set forth below.

SECTION 2.2.1. OPTIONAL. The Borrower may, from time to time on any Business Day occurring after the Effective Date, voluntarily reduce the amount of the Revolving Loan Commitment Amount, the Swing Line Loan Commitment Amount or the Letter of Credit Commitment Amount on the Business Day so specified by the Borrower; PROVIDED, HOWEVER, that all such reductions shall require at least one Business Day's prior notice to the Administrative Agent and be permanent, and any partial reduction of any Commitment Amount shall be in a minimum amount of $1,000,000 and in an integral multiple of $1,000,000. Any optional or mandatory reduction of the Revolving Loan Commitment Amount pursuant to the terms of this Agreement which reduces the Revolving Loan Commitment Amount below the sum of (i) the Swing Line Loan Commitment Amount and (ii) the Letter of Credit Commitment Amount shall result in an automatic and corresponding reduction of the Swing Line Loan Commitment Amount and/or Letter of Credit Commitment Amount (as directed by the Borrower in a notice to the Administrative Agent delivered together with the notice of such voluntary reduction in the Revolving Loan Commitment Amount) to an aggregate amount not in excess of the Revolving Loan Commitment Amount, as so reduced, without any further action on the part of the Swing Line Lender or any Issuer.

SECTION 2.3. BORROWING PROCEDURES. Loans (other than Swing Line Loans) shall be made by the Lenders in accordance with SECTION 2.3.1, and Swing Line Loans shall be made by the Swing Line Lender in accordance with SECTION 2.3.2.

SECTION 2.3.1. BORROWING PROCEDURE. In the case of other than Swing Line Loans, by delivering a Borrowing Request to the Administrative Agent on or before 10:00 a.m. on a Business Day (of which the Administrative Agent shall inform the Lenders promptly upon receipt thereof), the Borrower may from time to time irrevocably request, on not less than one Business Day's notice in the case of Base Rate Loans, or three Business Days' notice in the case of LIBO Rate Loans, and in either case not more than five Business Days' notice, that a Borrowing be made, in the case of LIBO Rate Loans, in a minimum amount of $5,000,000 and an integral multiple of $1,000,000, in the case of Base Rate Loans, in a minimum amount of $1,000,000 and an integral multiple of $500,000 or, in either case, in the unused amount of the applicable Commitment; PROVIDED, HOWEVER, that all of the initial Loans shall be made as Base Rate Loans. On the terms and subject to the conditions of this Agreement, each Borrowing shall be comprised of the type of Loans, and shall be made on the Business Day, specified in such Borrowing Request. In the case of other than Swing Line Loans, on or before 11:00 a.m. on such Business Day each Lender that has a Commitment to make the Loans being requested shall deposit with the Administrative Agent same day funds in an amount equal to such Lender's Percentage of the requested Borrowing. Such deposit will be made to an account which the Administrative Agent shall specify from time to time by notice to the Lenders. To the extent funds are received from the Lenders, the Administrative Agent shall make such funds available to the Borrower by wire transfer to the accounts the Borrower shall have specified in its Borrowing Request. No Lender's obligation to make any Loan shall be affected by any other Lender's failure to make any Loan.

SECTION 2.3.2. SWING LINE LOANS. (a) By telephonic notice to the Swing Line Lender on or before 12:00 noon on a Business Day (followed (within one Business Day) by the delivery of a confirming Borrowing Request), the Borrower may from time to time irrevocably request that Swing Line Loans be made by the Swing Line Lender in an aggregate minimum principal amount of $500,000 and an integral multiple of $500,000. All Swing Line Loans shall be made as Base Rate Loans and shall not be entitled to be converted into LIBO Rate Loans. The proceeds of each Swing Line Loan shall be made available by the Swing Line Lender to the Borrower by wire transfer to the account the Borrower shall have specified in its notice therefor by the close of business on the Business Day telephonic notice is received by the Swing Line Lender.

(b) If (i) any Swing Line Loan shall be outstanding for more than four Business Days, (ii) any Swing Line Loan is or will be outstanding on a date when the Borrower requests that a Revolving Loan be made, or (iii) any Default shall occur and be continuing, then each Lender (other than the Swing Line Lender) irrevocably agrees that it will, automatically and without notice from the Swing Line Lender, make a Revolving Loan (which shall initially be funded as a Base Rate Loan) in an amount equal to such Lender's Percentage of the aggregate principal amount of all such Swing Line Loans then outstanding (such outstanding Swing Line Loans hereinafter referred to as the "REFUNDED SWING LINE LOANS"). On or before 11:00 a.m. on the first Business Day following receipt by each Lender of a request to make Revolving Loans as provided in the preceding sentence, each Lender shall deposit in an account specified by the Swing Line Lender the amount so requested in same day funds and such funds shall be applied by the Swing Line Lender to repay the Refunded Swing Line Loans. At the time the Lenders make the above referenced Revolving Loans the Swing Line Lender shall be deemed to have made, in consideration of the making of the Refunded Swing Line Loans, Revolving Loans in an amount equal to the Swing Line Lender's Percentage of the aggregate principal amount of the Refunded Swing Line Loans. Upon the making (or deemed making, in the case of the Swing Line Lender) of any Revolving Loans pursuant to this clause, the amount so funded shall become outstanding under such Lender's Revolving Note and shall no longer be owed under the Swing Line Note. All interest payable with respect to any Revolving Loans made (or deemed made, in the case of the Swing Line Lender) pursuant to this clause shall be appropriately adjusted to reflect the period of time during which the Swing Line Lender had outstanding Swing Line Loans in respect of which such Revolving Loans were made. Each Lender's obligation to make the Revolving Loans referred to in this clause shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the Swing Line Lender, any Obligor or any Person for any reason whatsoever; (ii) the occurrence or continuance of any Default; (iii)
     any adverse change in the condition (financial or otherwise) of any Obligor; (iv) the acceleration or maturity of any Obligations or the termination of any Commitment after the making of any Swing Line Loan; (v) any breach of any Loan Document by any Person; or (vi) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

SECTION 2.4. CONTINUATION AND CONVERSION ELECTIONS. By delivering a Continuation/ Conversion Notice to the Administrative Agent on or before 10:00 a.m. on a Business Day, the Borrower may from time to time irrevocably elect, on not less than one Business Day's notice in the case of Base Rate Loans, or three Business Days' notice in the case of LIBO Rate Loans, and in either case not more than five Business Days' notice, that all, or any portion in an aggregate minimum amount of $5,000,000 and an integral multiple of $1,000,000 be, in the case of Base Rate Loans, converted into LIBO Rate Loans or be, in the case of LIBO Rate Loans, converted into Base Rate Loans or continued as LIBO Rate Loans (in the absence of delivery of a Continuation/Conversion Notice with respect to any LIBO Rate Loan at least three Business Days (but not more than five Business Days) before the last day of the then current Interest Period with respect thereto, such LIBO Rate Loan shall, on such last day, automatically convert to a Base Rate Loan); PROVIDED, HOWEVER, that (x) each such conversion or continuation shall be pro rated among the applicable outstanding Loans of all Lenders that have made such Loans, and (y) no portion of the outstanding principal amount of any Loans may be continued as, or be converted into, LIBO Rate Loans when any Default has occurred and is continuing.

SECTION 2.5. FUNDING. Each Lender may, if it so elects, fulfill its obligation to make, continue or convert LIBO Rate Loans hereunder by causing one of its foreign branches or Affiliates (or an international banking facility created by such Lender) to make or maintain such LIBO Rate Loan; PROVIDED, HOWEVER, that such LIBO Rate Loan shall nonetheless be deemed to have been made and to be held by such Lender, and the obligation of the Borrower to repay such LIBO Rate Loan shall nevertheless be to such Lender for the account of such foreign branch, Affiliate or international banking facility. In addition, the Borrower hereby consents and agrees that, for purposes of any determination to be made for purposes of SECTIONS 4.1, 4.2,
     4.3 or 4.4, it shall be conclusively assumed that each Lender elected to fund all LIBO Rate Loans by purchasing Dollar deposits in its LIBOR Office's interbank eurodollar market.

SECTION 2.6. ISSUANCE PROCEDURES. By delivering to the Administrative Agent an Issuance Request on or before 10:00 a.m. on a Business Day, the Borrower may from time to time irrevocably request on not less than three nor more than ten Business Days' notice, in the case of an initial issuance of a Letter of Credit and not less than three Business Days' prior notice, in the case of a request for the extension of the Stated Expiry Date of a standby Letter of Credit (in each case, unless a shorter notice period is agreed to by the Issuer, in its sole discretion), that an Issuer issue, or extend the Stated Expiry Date of, a Letter of Credit in such form as may be requested by the Borrower and approved by such Issuer, solely for the purposes described in SECTION 7.1.7. Each Letter of Credit shall by its terms be stated to expire on a date (its "STATED EXPIRY Date") no later than the earlier to occur of (i) the Commitment Termination Date or (ii) (unless otherwise agreed to by an Issuer, in its sole discretion), one year from the date of its issuance. Each Issuer will make available to the beneficiary thereof the original of the Letter of Credit which it issues.

SECTION 2.6.1. OTHER LENDERS' PARTICIPATION. Upon the issuance of each Letter of Credit, and without further action, each Lender (other than such Issuer) shall be deemed to have irrevocably purchased, to the extent of its Percentage to make Revolving Loans, a participation interest in such Letter of Credit (including the Contingent Liability and any Reimbursement Obligation with respect thereto), and such Lender shall, to the extent of its Percentage to make Revolving Loans, be responsible for reimbursing within one Business Day such Issuer for Reimbursement Obligations which have not been reimbursed by the Borrower in accordance with SECTION 2.6.3. In addition, such Lender shall, to the extent of its Percentage to make Revolving Loans, be entitled to receive a ratable portion of the Letter of Credit fees payable pursuant to SECTION 3.3.4 with respect to each Letter of Credit (other than the issuance fees payable to an Issuer of such Letter of Credit pursuant to the last sentence of SECTION 3.3.4) and of interest payable pursuant to SECTION 3.2 with respect to any Reimbursement Obligation. To the extent that any Lender has reimbursed any Issuer for a Disbursement, such Lender shall be entitled to receive its ratable portion of any amounts subsequently received (from the Borrower or otherwise) in respect of such Disbursement.

SECTION 2.6.2. DISBURSEMENTS. An Issuer will notify the Borrower and the Administrative Agent promptly of the presentment for payment of any Letter of Credit issued by such Issuer, together with notice of the date (the "DISBURSEMENT DATE") such payment shall be made (each such payment, a "DISBURSEMENT"). Subject to the terms and provisions of such Letter of Credit and this Agreement, the applicable Issuer shall make such payment to the beneficiary (or its designee) of such Letter of Credit. Prior to 11:00 a.m. on the first Business Day following the Disbursement Date, the Borrower will reimburse the Administrative Agent, for the account of the applicable Issuer, for all amounts which such Issuer has disbursed under such Letter of Credit, together with interest thereon at a rate per annum equal to the rate per annum then in effect for Base Rate Loans (with the then Applicable Margin for Revolving Loans accruing on such amount) pursuant to SECTION 3.2 for the period from the Disbursement Date through the date of such reimbursement. Without limiting in any way the foregoing and notwithstanding anything to the contrary contained herein or in any separate application for any Letter of Credit, the Borrower hereby acknowledges and agrees that it shall be obligated to reimburse the applicable Issuer upon each Disbursement of a Letter of Credit, and it shall be deemed to be the obligor for purposes of each such Letter of Credit issued hereunder (whether the account party on such Letter of Credit is the Borrower or a Subsidiary Guarantor).

SECTION 2.6.3. REIMBURSEMENT. The obligation (a "REIMBURSEMENT OBLIGATION") of the Borrower under SECTION 2.6.2 to reimburse an Issuer with respect to each Disbursement (including interest thereon), and, upon the failure of the Borrower to reimburse an Issuer, each Lender's obligation under SECTION
     2.6.1 to reimburse an Issuer, shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Borrower or such Lender, as the case may be, may have or have had against such Issuer or any Lender, including any defense based upon the failure of any Disbursement to conform to the terms of the applicable Letter of

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     Credit (if, in such Issuer's good faith opinion, such Disbursement is determined to be appropriate) or any non-application or misapplication by the beneficiary of the proceeds of such Letter of Credit; PROVIDED, HOWEVER, that after paying in full its Reimbursement Obligation hereunder, nothing herein shall adversely affect the right of the Borrower or such Lender, as the case may be, to commence any proceeding against an Issuer for any wrongful Disbursement made by such Issuer under a Letter of Credit as a result of acts or omissions constituting gross negligence or wilful misconduct on the part of such Issuer.

SECTION 2.6.4. DEEMED DISBURSEMENTS. Upon the occurrence and during the continuation of any Default under SECTION 8.1.9 or upon notification by the Administrative Agent (acting at the direction of the Required Lenders) to the Borrower of its obligations under this Section, following the occurrence and during the continuation of any other Event of Default,

(a) the aggregate Stated Amount of all Letters of Credit shall, without demand upon or notice to the Borrower or any other Person, be deemed to have been paid or disbursed by the Issuers of such Letters of Credit (notwithstanding that such amount may not in fact have been paid or disbursed); and

(b) the Borrower shall be immediately obligated to reimburse the Issuers for the amount deemed to have been so paid or disbursed by such Issuers.

Amounts payable by the Borrower pursuant to this Section shall be deposited in immediately available funds with the Administrative Agent and held as collateral security for the Reimbursement Obligations. When all Defaults giving rise to the deemed disbursements under this Section have been cured or waived the Administrative Agent shall return to the Borrower all amounts then on deposit with the Administrative Agent pursuant to this Section which have not been applied to the satisfaction of the Reimbursement Obligations.

SECTION 2.6.5. NATURE OF REIMBURSEMENT OBLIGATIONS. The Borrower, each other Obligor and, to the extent set forth in SECTION 2.6.1, each Lender shall assume all risks of the acts, omissions or misuse of any Letter of Credit by the beneficiary thereof. No Issuer (except to the extent of its own gross negligence or wilful misconduct) shall be responsible for:

(a) the form, validity, sufficiency, accuracy, genuineness or legal effect of any Letter of Credit or any document submitted by any party in connection with the application for and issuance of a Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged;

(b) the form, validity, sufficiency, accuracy, genuineness or legal effect of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or the proceeds thereof in whole or in part, which may prove to be invalid or ineffective for any reason;

(c) failure of the beneficiary to comply fully with conditions required in order to demand payment under a Letter of Credit;

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(d) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise; or

(e) any loss or delay in the transmission or otherwise of any document or draft required in order to make a Disbursement under a Letter of Credit.

None of the foregoing shall affect, impair or prevent the vesting of any of the rights or powers granted to any Issuer or any Lender hereunder. In furtherance and not in limitation or derogation of any of the foregoing, any action taken or omitted to be taken by an Issuer in good faith (and not constituting gross negligence or wilful misconduct) shall be binding upon each Obligor and each such Secured Party, and shall not put such Issuer under any resulting liability to any Obligor or any Secured Party, as the case may be.

SECTION 2.7. NOTES. (a) The Borrower agrees that, upon the request to the Administrative Agent by any Lender, the Borrower will execute and deliver to such Lender a Note evidencing the Loans made by, and payable to the order of, such Lender in a maximum principal amount equal to such Lender's Percentage of the original applicable Commitment Amount. The Borrower hereby irrevocably authorizes each Lender to make (or cause to be made) appropriate notations on the grid attached to such Lender's Note (or on any continuation of such grid), which notations, if made, shall evidence, INTER ALIA, the date of, the outstanding principal amount of, and the interest rate and Interest Period applicable to the Loans evidenced thereby. Such notations shall, to the extent not inconsistent with notations made by the Administrative Agent in the Register, be conclusive and binding on each Obligor absent manifest error; PROVIDED, HOWEVER, that the failure of any Lender to make any such notations shall not limit or otherwise affect any Obligations of any Obligor.

(b) The Borrower hereby designates the Administrative Agent to serve as the Borrower's agent, solely for the purpose of this clause, to maintain a register (the "REGISTER") on which the Administrative Agent will record each Lender's Commitment, the Loans made by each Lender and each repayment in respect of the principal amount of the Loans, annexed to which the Administrative Agent shall retain a copy of each Lender Assignment Agreement delivered to the Administrative Agent pursuant to SECTION
     10.11.1. Failure to make any recordation, or any error in such recordation, shall not affect any Obligor's Obligations. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person in whose name a Loan is registered (or, if applicable, to which a Note has been issued) as the owner thereof for the purposes of all Loan Documents, notwithstanding notice or any provision herein to the contrary. Any assignment or transfer of a Commitment or the Loans made pursuant hereto shall be registered in the Register only upon delivery to the Administrative Agent of a Lender Assignment Agreement that has been executed by the requisite parties pursuant to SECTION 10.11.1. No assignment or transfer of a Lender's Commitment or Loans shall be effective unless such assignment or transfer shall have been recorded in the Register by the Administrative Agent as provided in this Section.

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                                  ARTICLE III
                   REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

SECTION 3.1. REPAYMENTS AND PREPAYMENTS; APPLICATION. The Borrower agrees that the Loans shall be repaid and prepaid pursuant to the following terms.

SECTION 3.1.1. REPAYMENTS AND PREPAYMENTS. The Borrower shall repay in full the unpaid principal amount of each Loan upon the applicable Stated Maturity Date therefor. Prior thereto, payments and prepayments of the Loans shall or may be made as set forth below.

(a) From time to time on any Business Day, the Borrower may make a voluntary prepayment, in whole or in part, of the outstanding principal amount of any

(i) Revolving Loans; PROVIDED, HOWEVER, that (A) any such prepayment of Revolving Loans shall be made PRO RATA among the Revolving Loans of the same type and, if applicable, having the same Interest Period of all Lenders that have made such Revolving Loans; (B) all such voluntary prepayments shall require at least one but no more than five Business Days' prior notice to the Administrative Agent; and (C) all such voluntary partial prepayments shall be, in the case of LIBO Rate Loans, in an aggregate minimum amount of $1,000,000 and an integral multiple of $1,000,000 and, in the case of Base Rate Loans, in an aggregate minimum amount of $500,000 and an integral multiple of $500,000; and

(ii) Swing Line Loans; PROVIDED, that (A) all such voluntary prepayments shall require prior telephonic notice to the Swing Line Lender on or before 1:00 p.m. on the day of such prepayment (such notice to be confirmed in writing within 24 hours thereafter); and (B) all such voluntary partial prepayments shall be in an aggregate minimum amount of $500,000 and an integral multiple of $500,000.

(b) On each date when the sum of (i) the aggregate outstanding principal amount of all Revolving Loans and Swing Line Loans and (ii) the aggregate amount of all Letter of Credit Outstandings exceeds the lesser of (x) the then existing Revolving Loan Commitment Amount (as it may be reduced from time to time pursuant to this Agreement) and (y) the then applicable Borrowing Base Amount, the Borrower shall make a mandatory prepayment of Revolving Loans or Swing Line Loans (or both) and, if necessary, Cash Collateralize all Letter of Credit Outstandings, in an aggregate amount equal to such excess.

(c) Immediately upon any acceleration of the Stated Maturity Date of any Loans pursuant to SECTION 8.2 or SECTION 8.3, the Borrower shall repay all the Loans, unless, pursuant to SECTION 8.3, only a portion of all the Loans is so accelerated (in which case the portion so accelerated shall be so repaid).

(d) Within three Business Days of the receipt by Taylor Holding Co. of any principal or interest on the CBI Senior Subordinated Notes, the Borrower will repay the Loans in an amount equal to the lesser of (i) the amount of principal or interest received therefrom and (ii) the amount of Loans outstanding on the date of such repayment.

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(e) If for any period of three consecutive Business Days the sum of cash and
     Cash Equivalent Investments held by the Borrower and its Subsidiaries exceeds $10,000,000, then the Borrower shall on the fourth consecutive Business Day make a mandatory prepayment of Loans in an amount equal to the lesser of (x) such excess amount and (y) the aggregate outstanding principal amount of all Loans.

Each prepayment of any Loans made pursuant to this Section shall be without premium or penalty, except as may be required by SECTION 4.4.

SECTION 3.1.2. APPLICATION. Amounts prepaid pursuant to SECTION 3.1.1 shall be applied as set forth in this Section. Each prepayment or repayment of the principal of the Loans shall be applied, to the extent of such prepayment or repayment, FIRST, to the principal amount thereof being maintained as Base Rate Loans, and SECOND, subject to the terms of SECTION 4.4, to the principal amount thereof being maintained as LIBO Rate Loans.

SECTION 3.2. INTEREST PROVISIONS. Interest on the outstanding principal amount of the Loans shall accrue and be payable in accordance with the terms set forth below.

SECTION 3.2.1. RATES. Subject to SECTION 2.3.2, pursuant to an appropriately delivered Borrowing Request or Continuation/Conversion Notice, the Borrower may elect that the Loans comprising a Borrowing accrue interest at a rate per annum:

(a) on that portion maintained from time to time as a Base Rate Loan, equal to the sum of the Alternate Base Rate from time to time in effect plus the Applicable Margin; PROVIDED that all Swing Line Loans shall always accrue interest at the then effective Applicable Margin for Revolving Loans maintained as Base Rate Loans; and

(b) on that portion maintained as a LIBO Rate Loan, during each Interest Period applicable thereto, equal to the sum of the LIBO Rate (Reserve Adjusted) for such Interest Period plus the Applicable Margin.

All LIBO Rate Loans shall bear interest from and including the first day of the applicable Interest Period to (but not including) the last day of such Interest Period at the interest rate determined as applicable to such LIBO Rate Loan.

SECTION 3.2.2. POST-MATURITY RATES. At the election of the Administrative Agent or the Required Lenders, after the occurrence of an Event of Default described in SECTION 8.1.1 or SECTION 8.1.3 (resulting from non compliance with SECTION 7.2.4, or CLAUSE (c) of SECTION 7.1.1) and automatically after the occurrence of an Event of Default described in SECTION 8.1.9, in each case, for so long as it continues, the Loans and other Obligations shall bear interest at a rate that is two percent (2.0%) in excess of the rates otherwise payable under this Agreement.

SECTION 3.2.3. PAYMENT DATES. Interest accrued on each Loan shall be payable, without duplication:

(a) on the Stated Maturity Date therefor;

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(b) with respect to Base Rate Loans, on each Monthly Payment Date occurring after the Effective Date;

(c) with respect to LIBO Rate Loans, on the last day of each applicable Interest Period (and, if such Interest Period shall exceed three months, on the date occurring on each three-month interval occurring after the first day of such Interest Period);

(d) with respect to any Base Rate Loans converted into LIBO Rate Loans on a day when interest would not otherwise have been payable pursuant to CLAUSE
       (c), on the date of such conversion; and

(e) on that portion of any Loans the Stated Maturity Date of which is accelerated pursuant to SECTION 8.2 or SECTION 8.3, immediately upon such acceleration.

Interest accrued on Loans or other monetary Obligations after the date such amount is due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise) shall be payable upon demand.

SECTION 3.3. FEES. The Borrower agrees to pay the fees set forth below. All such fees shall be non-refundable.


SECTION 3.3.1. UTILIZATION FEE. The Borrower agrees to pay to the Administrative Agent for the account of each Lender, for the period (including any portion thereof when any of its Commitments are suspended by reason of the Borrower's inability to satisfy any condition of ARTICLE V) commencing on the Effective Date and continuing through the Commitment Termination Date, a utilization fee in an amount equal to the Applicable Utilization Fee Margin, in each case on such Lender's Percentage of the sum of the average daily unused portion of the Revolving Loan Commitment Amount (net of Letter of Credit Outstandings). All utilization fees payable pursuant to this Section shall be calculated on a year comprised of 360 days and payable by the Borrower in arrears on each Quarterly Payment Date, commencing with the first Quarterly Payment Date following the Effective Date, and on the Commitment Termination Date. The making of Swing Line Loans shall not constitute usage of the Revolving Loan Commitment with respect to the calculation of utilization fees to be paid by the Borrower to the Lenders.

SECTION 3.3.2. AGENT'S FEE. The Borrower agrees to pay to the Administrative Agent, for its own account, the fees in the amounts and on the dates set forth in the Fee Letter.

SECTION 3.3.3. LETTER OF CREDIT FEE. The Borrower agrees to pay to the Administrative Agent, for the PRO RATA account of the applicable Issuer and each Lender, a Letter of Credit fee in an amount equal to the then effective Applicable Margin for Revolving Loans maintained as LIBO Rate Loans, multiplied by the Stated Amount of each such Letter of Credit, such fees being payable, without duplication, quarterly in arrears on each Quarterly Payment Date following the date of issuance of each Letter of Credit, upon the expiration or termination of such Letter of Credit and on the Commitment Termination Date. The Borrower further agrees to pay to the applicable Issuer (i) a fee in the amount of 1/4 of 1% per annum on the Stated Amount of each Letter of Credit, payable (without duplication) quarterly in arrears on each Quarterly Payment Date following the date of issuance of each Letter of Credit, upon the expiration or termination of such Letter of Credit and on the Commitment Termination Date and (ii) its customary administrative, issuance, amendment, payment and negotiation fees on the dates and in the amounts from time to time notified to the Borrower by such Issuer or as otherwise agreed to by the Borrower and such Issuer.

                                   ARTICLE IV
                     CERTAIN LIBO RATE AND OTHER PROVISIONS

SECTION 4.1. LIBO RATE LENDING UNLAWFUL. If any Lender shall determine (which determination shall, upon notice thereof to the Borrower and the Administrative Agent, be conclusive and binding on the Borrower) that the introduction of or any change in or in the interpretation of any law makes it unlawful, or any Governmental Authority asserts that it is unlawful, for such Lender to make or continue any Loan as, or to convert any Loan into, a LIBO Rate Loan, the obligations of such Lender to make, continue or convert any such LIBO Rate Loan shall, upon such determination, forthwith be suspended until such Lender shall notify the Administrative Agent that the circumstances causing such suspension no longer exist, and all outstanding LIBO Rate Loans payable to such Lender shall automatically convert into Base Rate Loans at the end of the then current Interest Periods with respect thereto or sooner, if required by such law or assertion.

SECTION 4.2. DEPOSITS UNAVAILABLE. If the Administrative Agent shall have determined that

(a) Dollar deposits in the relevant amount and for the relevant Interest Period are not available to it in its relevant market; or

(b) by reason of circumstances affecting its relevant market, adequate means do not exist for ascertaining the interest rate applicable hereunder to LIBO Rate Loans;

then, upon notice from the Administrative Agent to the Borrower and the Lenders, the obligations of all Lenders under SECTION 2.3 and SECTION 2.4 to make or continue any Loans as, or to convert any Loans into, LIBO Rate Loans shall forthwith be suspended until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist.

SECTION 4.3. INCREASED LIBO RATE LOAN COSTS, ETC. The Borrower agrees to reimburse each Lender and Issuer for any increase in the cost to such Lender or Issuer of, or any reduction in the amount of any sum receivable by such Secured Party in respect of, such Secured Party's Commitments and the making of Credit Extensions hereunder (including the making, continuing or maintaining (or of its obligation to make or continue) any Loans as, or of converting (or of its obligation to convert) any Loans into, LIBO Rate Loans) that arise in connection with any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in after the Closing Date of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any Governmental Authority, except for such changes with respect to increased capital costs and Taxes which are governed by SECTIONS 4.5 and 4.6,

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     respectively. Notwithstanding anything to the contrary contained herein,
     (i) the Borrower will not be required to compensate any Lender for any such amounts incurred by such Lender more than one hundred eighty (180) days prior to such Lender's written request to the Borrower for such compensation and (ii) a Lender shall not be entitled to any compensation described in this Section unless, at the time it requests such compensation, it is the policy or general practice of such Lender to request compensation for comparable costs in similar circumstances under other comparable loan agreements. Each affected Secured Party shall promptly notify the Administrative Agent and the Borrower in writing of the occurrence of any such event, stating the reasons therefor and the additional amount required fully to compensate such Secured Party for such increased cost or reduced amount. Such additional amounts shall be payable by the Borrower directly to such Secured Party within five days of its receipt of such notice, and such notice shall, in the absence of manifest error, be conclusive and binding on the Borrower.

SECTION 4.4. FUNDING LOSSES. In the event any Lender shall incur any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to make or continue any portion of the principal amount of any Loan as, or to convert any portion of the principal amount of any Loan into, a LIBO Rate Loan) as a result of

(a) any conversion or repayment or prepayment of the principal amount of any LIBO Rate Loan on a date other than the scheduled last day of the Interest Period applicable thereto, whether pursuant to ARTICLE III or otherwise;

(b) any Loans not being made as LIBO Rate Loans in accordance with the Borrowing Request therefor; or

(c) any Loans not being continued as, or converted into, LIBO Rate Loans in accordance with the Continuation/Conversion Notice therefor;

then, upon the written notice of such Lender to the Borrower (with a copy to the Administrative Agent), the Borrower shall, within five days of its receipt thereof, pay directly to such Lender such amount as will (in the reasonable determination of such Lender) reimburse such Lender for such loss or expense. Such written notice shall, in the absence of manifest error, be conclusive and binding on the Borrower.

SECTION 4.5. INCREASED CAPITAL COSTS. If any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any Governmental Authority affects or would affect the amount of capital required or expected to be maintained by any Secured Party or any Person controlling such Secured Party, and such Secured Party determines (in good faith but in its sole and absolute discretion) that the rate of return on its or such controlling Person's capital as a consequence of the Commitments or the Credit Extensions made, or the Letters of Credit participated in, by such Secured Party is reduced to a level below that which such Secured Party or such controlling Person could have achieved but for the occurrence of any such circumstance, then upon notice from time to time by such Secured Party to the

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     Borrower, the Borrower shall within five days following receipt of such notice pay directly to such Secured Party additional amounts sufficient to compensate such Secured Party or such controlling Person for such reduction in rate of return. A statement of such Secured Party as to any such additional amount or amounts shall, in the absence of manifest error, be conclusive and binding on the Borrower. In determining such amount, such Secured Party may use any method of averaging and attribution that it (in its sole and absolute discretion) shall deem applicable. Notwithstanding anything to the contrary contained herein, (i) the Borrower will not be required to compensate any Lender for any such amounts incurred by such Lender more than one hundred eighty (180) days prior to such Lender's written request to the Borrower for such compensation and (ii) a Lender shall not be entitled to any compensation described in this Section unless, at the time it requests such compensation, it is the policy or general practice of such Lender to request compensation for comparable costs in similar circumstances under other comparable loan agreements.

SECTION 4.6. TAXES. The Borrower covenants and agrees as follows with respect to Taxes.

(a) Any and all payments by the Borrower under each Loan Document shall be made without setoff, counterclaim or other defense, and, except as otherwise provided in this Section, free and clear of, and without deduction or withholding for or on account of, any Taxes. In the event that any Taxes are imposed and required to be deducted or withheld from any payment required to be made by any Obligor to or on behalf of any Secured Party under any Loan Document, then:

(i) subject to CLAUSE (f), if such Taxes are Non-Excluded Taxes, the amount of such payment shall be increased as may be necessary so that such payment is made, after withholding or deduction for or on account of such Taxes, in an amount that is not less than the amount provided for in such Loan Document; and

(ii) the Borrower shall withhold the full amount of such Taxes from such payment (as increased pursuant to CLAUSE (a)(i)) and shall pay such amount to the Governmental Authority imposing such Taxes in accordance with applicable law.

(b) In addition, the Borrower shall pay all Other Taxes imposed to the relevant Governmental Authority imposing such Other Taxes in accordance with applicable law, except Other Taxes imposed on or with respect to any assignment or sale contemplated by SECTION 10.11.1 or SECTION 10.11.2.

(c) As promptly as practicable after the payment by the Borrower of any Taxes or Other Taxes, and in any event within 45 days of any such payment being due, the Borrower shall furnish to the Administrative Agent a copy of an official receipt (or a certified copy thereof) evidencing the payment of such Taxes or Other Taxes or a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. The Administrative Agent shall make copies thereof available to any Lender upon request therefor.

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(d) Subject to CLAUSE (f), the Borrower shall indemnify each Secured Party for any Non-Excluded Taxes and Other Taxes (except Other Taxes not payable by the Borrower pursuant to CLAUSE (b)) levied, imposed or assessed by any Governmental Authority on (and whether or not paid directly by) such Secured Party whether or not such Non-Excluded Taxes or Other Taxes are correctly or legally asserted by the relevant Governmental Authority. Promptly upon having knowledge that any such Non-Excluded Taxes or Other Taxes have been levied, imposed or assessed, and promptly upon written notice thereof by any Secured Party, the Borrower shall pay such Non-Excluded Taxes or Other Taxes directly to the relevant Governmental Authority. In addition, the Borrower shall indemnify each Secured Party for any incremental Taxes that may become payable by such Secured Party as a result of any failure of the Borrower to pay any Taxes when due to the appropriate Governmental Authority or to deliver to the Administrative Agent, pursuant to CLAUSE (c), documentation evidencing the payment of Taxes or Other Taxes; PROVIDED, HOWEVER, the Borrower shall not be required to indemnify any Secured Party for any incremental Taxes resulting from a failure of the Borrower to pay any Taxes when due to the appropriate Governmental Authority if such failure by the Borrower is a result of the failure of a Secured Party to provide written notice to the Borrower of any Non-Excluded Taxes and Other Taxes levied, imposed or assessed on such Secured Party within 90 days of such levy, imposition or assessment; PROVIDED, FURTHER, the Borrower shall be required to indemnify such Secured Party for any incremental Taxes relating to any such failure of the Borrower occurring after such Secured Party provides such written notice. With respect to indemnification for Non-Excluded Taxes and Other Taxes actually paid by any Secured Party or the indemnification provided in the immediately preceding sentence, such indemnification shall be made within 30 days after the date such Secured Party makes written demand therefor (showing in reasonable detail the basis and amount for such indemnification). The Borrower acknowledges that any payment made to any Secured Party or to any Governmental Authority in respect of the indemnification obligations of the Borrower provided in this clause shall constitute a payment in respect of which the provisions of CLAUSE (a) and this clause shall apply.

(e) Each Non-U.S. Secured Party, on or prior to the date on which such Non-U.S. Secured Party becomes a Secured Party hereunder (and from time to time thereafter upon the request of the Borrower or the Administrative Agent, but only for so long as such Non-U.S. Secured Party is legally able to do
     so), shall deliver to the Borrower and the Administrative Agent either (i) two duly completed copies of either (x) Internal Revenue Service Form W-8BEN claiming eligibility of such Non-U.S. Secured Party for benefits of an income tax treaty to which the United States is a party or (y) Internal Revenue Service Form W-8ECI, or in either case an applicable successor form; or (ii) in the case of a Non-U.S. Secured Party that is legally entitled to claim exemption from United States federal withholding tax under Section 871(h) or Section 881(c) of the Code with respect to payments of "portfolio interest", (x) a certificate to the effect that such Non-U.S. Secured Party is not (A) a "bank" within the meaning of Section 881(c)(3)(A) of the Code, (B) a "10 percent shareholder" of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or (C) a controlled foreign corporation receiving interest from a related person within the meaning of Section 881(c)(3)(C) of the Code (referred to as an "EXEMPTION CERTIFICATE") and (y) two duly completed copies of Internal Revenue Service Form W-8BEN or applicable successor form. Each Non-U.S. Secured Party shall deliver such

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     forms promptly upon the obsolescence or invalidity of any form previously delivered by such Non-U.S. Secured Party. Each Non-U.S. Secured Party shall promptly notify the Borrower at any time it determines that it is no longer in a position to provide any previously delivered certificate to the Borrower (or any other form of certification adopted by the U.S. taxing authorities for such purpose).

(f) The Borrower shall not be obligated to pay any additional amounts to any Secured Party pursuant to CLAUSE (a)(i), or to indemnify any Secured Party pursuant to CLAUSE (d), in respect of any Non-Excluded Taxes or Other Taxes to the extent imposed as a result of (i) the failure of such Secured Party to deliver to the Borrower the form or forms and/or an Exemption Certificate, as applicable to such Secured Party, pursuant to CLAUSE (e),
     (ii) such form or forms and/or Exemption Certificate not establishing a complete exemption from U.S. federal withholding tax or the information or certifications made therein by the Secured Party being untrue or inaccurate on the date delivered in any material respect, or (iii) the Secured Party designating (x) a successor lending office at which it maintains its Loans or (y) an Assignee Lender which has the effect of causing such Secured Party or Assignee Lender to become obligated for tax payments in excess of those in effect immediately prior to such designation; PROVIDED, HOWEVER, that the Borrower shall be obligated to pay additional amounts to any such Secured Party pursuant to CLAUSE (a)(i), and to indemnify any such Secured Party pursuant to CLAUSE (d), in respect of United States federal withholding taxes if (i) any such failure to deliver a form or forms or an Exemption Certificate or the failure of such form or forms or Exemption Certificate to establish a complete exemption from U.S. federal withholding tax or inaccuracy or untruth contained therein resulted from a change in any applicable statute, treaty, regulation or other applicable law or any interpretation of any of the foregoing occurring after the Closing Date, which change rendered such Secured Party no longer legally entitled to deliver such form or forms or Exemption Certificate or otherwise ineligible for a complete exemption from U.S. federal withholding tax, or rendered the information or certifications made in such form or forms or Exemption Certificate untrue or inaccurate in a material respect, (ii) the redesignation of the Secured Party's lending office was made at the request of the Borrower or (iii) the obligation to pay any additional amounts to any such Secured Party pursuant to CLAUSE (a)(i) or to indemnify any such Secured Party pursuant to CLAUSE (d) is with respect to an Assignee Lender that becomes an Assignee Lender as a result of an assignment made at the request of the Borrower.

(g) In the event that any Secured Party receives a refund in respect of any Non-Excluded Taxes or Other Taxes as to which the Borrower had paid amounts pursuant to CLAUSE (a) or CLAUSE (b) or it has been indemnified by the Borrower pursuant to CLAUSE (d) and such Secured Party determines in its sole, good faith judgment that such refund is attributable to such Non-Excluded Taxes or Other Taxes, then such Secured Party shall promptly notify the Administrative Agent and the Borrower and shall within 30 Business Days remit to the Borrower an amount as such Secured Party reasonably determines to be the proportion of the refunded amount as will leave it, after such remittance, in no better or worse position than it would have been if the Non-Excluded Taxes or Other Taxes had not been imposed and the corresponding payment not been made; PROVIDED, HOWEVER, that the Borrower, upon the written request of such Secured Party, agrees to repay the amount paid over to the Borrower to such Secured Party in the event such Secured Party is

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     required to repay such refund to a taxation authority. A Secured Party shall not be obligated to disclose information regarding its tax affairs or computations to the Borrower in connection with this CLAUSE (g).

SECTION 4.7. PAYMENTS, COMPUTATIONS, ETC. Unless otherwise expressly provided in a Loan Document, all payments by the Borrower pursuant to each Loan Document shall be made by the Borrower to the Administrative Agent for the PRO RATA account of the Secured Parties entitled to receive such payment. All payments shall be made without setoff, deduction or counterclaim not later than 11:00 a.m. on the date due in same day or immediately available funds to such account as the Administrative Agent shall specify from time to time by notice to the Borrower. Funds received after that time shall be deemed to have been received by the Administrative Agent on the next succeeding Business Day. The Administrative Agent shall promptly remit in same day funds to each Secured Party its share, if any, of such payments received by the Administrative Agent for the account of such Secured Party. All interest (including interest on LIBO Rate Loans) and fees shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such interest or fee is payable over a year comprised of 360 days (or, in the case of interest on a Base Rate Loan (calculated at other than the Federal Funds Rate), 365 days or, if appropriate, 366 days). Payments due on other than a Business Day shall (except as otherwise required by CLAUSE (b) of the definition of "Interest Period") be made on the next succeeding Business Day and such extension of time shall be included in computing interest and fees in connection with that payment.

SECTION 4.8. SHARING OF PAYMENTS. If any Secured Party shall obtain any payment or other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of any Credit Extension or Reimbursement Obligation (other than pursuant to the terms of SECTIONS 4.3, 4.4, 4.5 or 4.6) in excess of its PRO RATA share of payments obtained by all Secured Parties, such Secured Party shall purchase from the other Secured Parties such participations in Credit Extensions made by them as shall be necessary to cause such purchasing Secured Party to share the excess payment or other recovery ratably (to the extent such other Secured Parties were entitled to receive a portion of such payment or recovery) with each of them; PROVIDED, HOWEVER, that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Secured Party, the purchase shall be rescinded and each Secured Party which has sold a participation to the purchasing Secured Party shall repay to the purchasing Secured Party the purchase price to the ratable extent of such recovery together with an amount equal to such selling Secured Party's ratable share (according to the proportion of (a) the amount of such selling Secured Party's required repayment to the purchasing Secured Party TO (b) total amount so recovered from the purchasing Secured Party) of any interest or other amount paid or payable by the purchasing Secured Party in respect of the total amount so recovered. The Borrower agrees that any Secured Party purchasing a participation from another Secured Party pursuant to this Section may, to the fullest extent permitted by law, exercise all its rights of payment (including pursuant to SECTION 4.9) with respect to such participation as fully as if such Secured Party were the direct creditor of the Borrower in the amount of such participation. If under any applicable bankruptcy, insolvency or other similar law any Secured Party receives a secured claim in lieu of a setoff to which this

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     Section applies, such Secured Party shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Secured Parties entitled under this Section to share in the benefits of any recovery on such secured claim.

SECTION 4.9. SETOFF. Each Secured Party shall, upon the occurrence and during the continuance of any Default described in CLAUSES (a) through (d) of
     SECTION 8.1.9 or, with the consent of the Required Lenders, upon the occurrence and during the continuance of any other Event of Default, have the right to appropriate and apply to the payment of the Obligations owing to it (whether or not then due), and (as security for such Obligations) the Borrower hereby grants to each Secured Party a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of the Borrower then or thereafter maintained with such Secured Party; PROVIDED, HOWEVER, that any such appropriation and application shall be subject to the provisions of SECTION 4.8. Each Secured Party agrees promptly to notify the Borrower and the Administrative Agent after any such setoff and application made by such Secured Party; PROVIDED, HOWEVER, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Secured Party under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which such Secured Party may have.

                                    ARTICLE V
                         CONDITIONS TO CREDIT EXTENSIONS

SECTION 5.1. INITIAL CREDIT EXTENSION. The obligations of the Lenders and, if applicable, the Issuers to fund the initial Credit Extension shall be subject to the prior or concurrent satisfaction of each of the conditions precedent set forth in this Article.

SECTION 5.1.1. RESOLUTIONS, ETC. The Administrative Agent shall have received from each Obligor, as applicable, (i) a copy of a good standing certificate, dated a date reasonably close to the Closing Date, for each such Person and (ii) a certificate, dated the Closing Date with counterparts for each Lender, duly executed and delivered by such Person's Secretary or Assistant Secretary, managing member or general partner, as applicable, as to

(a) resolutions of each such Person's Board of Directors (or other managing body, in the case of other than a corporation) then in full force and effect authorizing the execution, delivery and performance of each Loan Document to be executed by such Person and the transactions contemplated hereby and thereby;

(b) the incumbency and signatures of those of its officers, managing member or general partner, as applicable, authorized to act with respect to each Loan Document to be executed by such Person; and

(c) the full force and validity of each Organic Document of such Person and copies thereof;

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     upon which certificates each Secured Party may conclusively rely until it shall have received a further certificate of the Secretary, Assistant Secretary, managing member or general partner, as applicable, of any such Person canceling or amending the prior certificate of such Person.

SECTION 5.1.2. CLOSING DATE CERTIFICATE. The Administrative Agent shall have received, with counterparts for each Lender, the Borrower Closing Date Certificate, dated the Closing Date and duly executed and delivered by an Authorized Officer of the Borrower, in which certificate the Borrower shall agree and acknowledge that the statements made therein shall be deemed to be true and correct representations and warranties of the Borrower as of such date, and, at the time each such certificate is delivered, such statements shall in fact be true and correct. All documents and agreements required to be appended to the Borrower Closing Date Certificate shall be in form and substance satisfactory to the Administrative Agent.

SECTION 5.1.3. ISSUANCE OF SENIOR UNSECURED NOTES. The Administrative Agent shall have received evidence satisfactory to it that the Borrower shall have received the proceeds from the issuance of the Senior Unsecured Notes in an original principal amount of $177,000,000 pursuant to the Senior Unsecured Note Documents, which shall be in all respects in form and substance satisfactory to the Administrative Agent.

SECTION 5.1.4. PAYMENT OF OUTSTANDING INDEBTEDNESS, ETC. All Indebtedness identified in ITEM 7.2.2(h) of the Disclosure Schedule (including all Indebtedness under the Existing Credit Agreement), together with all interest, all prepayment premiums and other amounts due and payable with respect thereto, shall have been paid in full from the proceeds of the issuance of the Senior Unsecured Notes and the initial Credit Extension and the commitments in respect of such Indebtedness shall have been terminated, and all Liens securing payment of any such Indebtedness have been released and the Administrative Agent shall have received all Uniform Commercial Code Form UCC-3 termination statements or other instruments as may be suitable or appropriate in connection therewith.

SECTION 5.1.5. CLOSING FEES, EXPENSES, ETC. The Administrative Agent shall have received for its own account, or for the account of each Lender, as the case may be, all fees, costs and expenses due and payable pursuant to SECTIONS 3.3 and, if then invoiced, 10.3.

SECTION 5.1.6. FINANCIAL INFORMATION, ETC. The Administrative Agent shall have received, with counterparts for each Lender,

(a) audited consolidated financial statements of the Borrower and its Subsidiaries as at August 25, 2001;

(b) a PRO FORMA consolidated balance sheet of the Borrower and its Subsidiaries, as of the accounting month end closest to the Closing Date certified by the chief financial or accounting Authorized Officer of the Borrower, giving effect to the consummation of the transactions contemplated by this Agreement, which shall be satisfactory to the Administrative Agent; and

(c) a Borrowing Base Certificate, dated as of the date of the initial Credit Extension and calculated as of December 29, 2001, duly executed (and with all schedules thereto duly

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     completed) and delivered by the chief financial or accounting Authorized
     Officer of the Borrower.

SECTION 5.1.7. COMPLIANCE CERTIFICATE. The Administrative Agent shall have received, with counterparts for each Lender, an initial Compliance Certificate on a PRO FORMA basis as if the initial Credit Extension had been made as of November 24, 2001 and as to such items therein as the Administrative Agent reasonably requests, dated the date of the initial Credit Extension, duly executed (and with all schedules thereto duly completed) and delivered by the chief financial or accounting Authorized Officer of the Borrower.

SECTION 5.1.8. OPINIONS OF COUNSEL. The Administrative Agent shall have received opinions, dated the Closing Date and addressed to the Administrative Agent and all Lenders, from

(a) Schulte Roth & Zabel LLP, New York counsel to the Obligors, in form and substance satisfactory to the Administrative Agent (which opinion shall include, among others, an unqualified opinion to the effect that the Obligations of CBI arising in connection with the Subsidiary Guaranty will be "Designated Senior Indebtedness"); and

(b) local counsel to the Obligors in the following jurisdictions, in form and substance, and from counsel, satisfactory to the Administrative Agent:

(i) Illinois; and

(ii) Texas.

SECTION 5.1.9. FILING AGENT, ETC. All Uniform Commercial Code financing statements or other similar financing statements and Uniform Commercial Code (Form UCC-3) termination statements required pursuant to the Loan Documents (collectively, the "FILING STATEMENTS") shall have been delivered to CT Corporation System or another similar filing service company acceptable to the Administrative Agent (the "FILING AGENT"). The Filing Agent shall have acknowledged in a writing satisfactory to the Administrative Agent and its counsel (i) the Filing Agent's receipt of all Filing Statements, (ii) that the Filing Statements have either been submitted for filing in the appropriate filing offices or will be submitted for filing in the appropriate offices within ten days following the Closing Date and (iii) that the Filing Agent will notify the Administrative Agent and its counsel of the results of such submissions within 30 days following the Closing Date.

SECTION 5.1.10. SUBSIDIARY GUARANTY. The Administrative Agent shall have received, with counterparts for each Lender, the Subsidiary Guaranty, dated as of the date hereof, duly executed and delivered by an Authorized Officer of each U.S. Subsidiary.

SECTION 5.1.11. SOLVENCY, ETC. The Administrative Agent shall have received, with counterparts for each Lender, a solvency certificate duly executed and delivered by the chief financial or accounting Authorized Officer of the Borrower, dated as of the Closing Date, in form and substance satisfactory to the Administrative Agent.

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SECTION 5.1.12. PLEDGE AND SECURITY AGREEMENTS. The Administrative Agent shall have received, with counterparts for each Lender,

(a) the Borrower Pledge and Security Agreement and the Subsidiary Pledge and Security Agreement, in each case dated as of the date hereof, duly executed and delivered by an Authorized Officer of the Borrower and each U.S. Subsidiary of the Borrower, as applicable, together with

(i) certificates evidencing all of the issued and outstanding Capital
       Securities pledged pursuant to the applicable Pledge and Security Agreement, which certificates in each case shall be accompanied by undated instruments of transfer duly executed in blank, or, if any Capital Securities are uncertificated Capital Securities, confirmation and evidence satisfactory to the Administrative Agent that the security interest therein has been transferred to and perfected by the Administrative Agent for the benefit of the Secured Parties in accordance with Articles 8 and 9 of the UCC and all laws otherwise applicable to the perfection of the pledge of such Capital Securities;

(ii) all Pledged Notes (as defined in the applicable Pledge and Security Agreement), if any, evidencing Indebtedness payable to the Borrower or any such Subsidiary duly endorsed to the order of the Administrative Agent, together with Filing Statements (or similar instruments) in respect of such Pledged Notes to be filed in such jurisdictions as the Administrative Agent may reasonably request;

(iii) a valid first priority perfected security interest, pursuant to the Account Control Agreement, in all CBI Senior Subordinated Notes owing to Taylor Holding Co;

(iv) executed copies of Filing Statements naming the Borrower and each U.S. Subsidiary as a debtor and the Administrative Agent as the secured party, or other similar instruments or documents to be filed under the UCC of all jurisdictions as may be necessary or, in the opinion of the Administrative Agent, desirable to perfect the security interests of the Administrative Agent pursuant to each such Pledge and Security Agreement;

(v) executed copies of proper UCC Form UCC-3 termination statements, if any, necessary to release all Liens and other rights of any Person (i) in any collateral described in any security agreement previously granted by any Person, and (ii) securing any of the Indebtedness identified in ITEM 7.2.2(H) of the Disclosure Schedule, together with such other UCC Form UCC-3 termination statements as the Administrative Agent may reasonably request from such Obligors; and

(vi) certified copies of UCC Requests for Information or Copies (Form UCC-11), or a similar search report certified by a party acceptable to the Administrative Agent, dated a date reasonably near to the Closing Date, listing all effective financing statements which name the Borrower or any U.S. Subsidiary (under its present name and any previous names) as the debtor, together with copies of such financing statements (none of which shall cover any collateral described in any Loan Document); and

(b) the Administrative Agent and its counsel shall be satisfied that (i) the Lien granted to the Administrative Agent, for the benefit of the Secured Parties in the collateral described above is a first priority (or local equivalent thereof) security interest; and (ii) no Lien exists on any of the collateral described above other than the Lien created in favor of the Administrative Agent, for the benefit of the Secured Parties, pursuant to a Loan Document.

SECTION 5.1.13. PATENT SECURITY AGREEMENT, COPYRIGHT SECURITY AGREEMENT AND TRADEMARK SECURITY AGREEMENT. The Administrative Agent shall have received a Patent Security Agreement, a Copyright Security Agreement and a Trademark Security Agreement, as applicable, each dated as of the date hereof, duly executed and delivered by each Obligor that has delivered a Security Agreement.

SECTION 5.1.14. INSURANCE. The Administrative Agent shall have received, with copies for each Lender, certified copies of the insurance policies (or binders in respect thereof), from one or more insurance companies satisfactory to the Administrative Agent, evidencing coverage required to be maintained pursuant to each Loan Document.

SECTION 5.1.15. MORTGAGES. The Administrative Agent shall have received counterparts of each Mortgage, dated as of the date hereof, duly executed by the applicable Obligor, together with

(a) evidence of the completion (or satisfactory arrangements for the completion) of all recordings and filings of each Mortgage as may be necessary or, in the opinion of the Administrative Agent, desirable to create a valid, perfected first priority Lien against the properties purported to be covered thereby; and

(b) such other approvals, opinions, or documents as the Administrative Agent may request in form and substance satisfactory to the Administrative Agent including consents and estoppel agreements from landlords, in form and substance satisfactory to the Administrative Agent and the title insurer, and a real estate appraisal for each such property prepared in accordance with the requirements of the Financial Institutions Reform Recovery and Enforcement Act of 1989 and the regulations promulgated thereunder.

SECTION 5.1.16. INTERCREDITOR AGREEMENT. The Administrative Agent shall have received, with counterparts for each Lender, the Intercreditor Agreement, dated as of the date hereof, duly executed and delivered by the Administrative Agent and Scotia Capital, and acknowledged by the Borrower.

SECTION 5.1.17. DELIVERY OF NOTES. The Administrative Agent shall have received, for the account of each Lender that has requested a Note, such Lender's Note duly executed and delivered by an Authorized Officer of the Borrower.

SECTION 5.1.18. REVOLVING LOAN COMMITMENT AMOUNT AVAILABILITY. The unused portion of the Revolving Loan Commitment Amount on the Closing Date (following the initial Credit Extension) shall equal or exceed $22,500,000.

SECTION 5.1.19. CBI INDENTURE ACKNOWLEDGMENT. The Administrative Agent shall have received, with copies for each Lender, a letter, in form and substance satisfactory to the

                                      -52-
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     Administrative Agent, from CBI to the trustee under the CBI Indenture, stating that under the terms of the CBI Indenture (i) the indebtedness arising under this Agreement and the Subsidiary Guaranty collectively will be deemed "Designated Senior Indebtedness"; and (ii) the Administrative Agent shall be the "Senior Representative" for "Designated Senior Indebtedness" (each such term as defined in the CBI Indenture).

SECTION 5.2. ALL CREDIT EXTENSIONS. The obligation of each Lender and each Issuer to make any Credit Extension shall be subject to and the satisfaction of each of the conditions precedent set forth below.

SECTION 5.2.1. COMPLIANCE WITH WARRANTIES, NO DEFAULT, ETC. Both before and after giving effect to any Credit Extension and the application of the proceeds thereof (but, if any Default of the nature referred to in SECTION
     8.1.5 shall have occurred with respect to any other Indebtedness, without giving effect to the application, directly or indirectly, of the proceeds thereof) the following statements shall be true and correct:

(a) the representations and warranties set forth in each Loan Document shall, in each case, be true and correct with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date);

(b) the sum of (i) the aggregate outstanding principal amount of all Revolving Loans and Swing Line Loans, plus (ii) the aggregate amount of all Letter of Credit Outstandings, does not exceed the lesser of (x) the then existing Revolving Loan Commitment Amount and (y) the then applicable Borrowing Base Amount;

(c) the Borrower and its Subsidiaries shall not hold cash and Cash Equivalent Investments in an aggregate amount in excess of $10,000,000; and

(d) no Default shall have then occurred and be continuing.

SECTION 5.2.2. CREDIT EXTENSION REQUEST, ETC. Subject to SECTION 2.3.2, the Administrative Agent shall have received a Borrowing Request if Loans are being requested, or an Issuance Request if a Letter of Credit is being requested or extended. Each of the delivery of a Borrowing Request or Issuance Request and the acceptance by the Borrower of the proceeds of such Credit Extension shall constitute a representation and warranty by the Borrower that on the date of such Credit Extension (both immediately before and after giving effect to such Credit Extension and the application of the proceeds thereof) the statements made in SECTION 5.2.1 are true and correct in all material respects.

SECTION 5.2.3. SATISFACTORY LEGAL FORM. All documents executed or submitted pursuant hereto by or on behalf of any Obligor shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel, and the Administrative Agent and its counsel shall have received all information, approvals, opinions, documents or instruments as the Administrative Agent or its counsel may reasonably request.

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                                   ARTICLE VI
                         REPRESENTATIONS AND WARRANTIES

     In order to induce the Secured Parties to enter into this Agreement and to make Credit Extensions hereunder, the Borrower represents and warrants to each Secured Party as set forth in this Article.

SECTION 6.1. ORGANIZATION, POWERS, CAPITALIZATION AND GOOD STANDING.

(a) Organization and Powers. Each of the Obligors is a limited partnership or a corporation, as applicable, duly formed or incorporated, as applicable, validly existing and in good standing under the laws of its jurisdiction of formation or incorporation as applicable (which jurisdiction for each Obligor in existence as of the Closing Date is set forth on ITEM 6.1(a) of the Disclosure Schedule). Each of the Obligors has all requisite partnership or corporate power and authority to own and operate its properties, to carry on its business as now conducted and proposed to be conducted, to enter into and perform its obligations under each Related Transactions Document to which it is a party and to carry out the Related Transactions.

(b) Capitalization. As of the Closing Date the authorized equity of each of the Obligors is as set forth on ITEM 6.1(b) of the Disclosure Schedule. As of the Closing Date, all issued and outstanding Capital Securities of each of the Obligors are duly authorized and validly issued, fully paid, nonassessable, free and clear of all Liens other than those in favor of the Administrative Agent, for the benefit of Secured Parties, and such Capital Securities were issued in compliance with all applicable state and federal laws concerning the issuance of securities. As of the Closing Date the Capital Securities of each of the Obligors are owned by the Persons and in the amounts set forth in ITEM 6.1(b) of the Disclosure Schedule. As of the Closing Date no Capital Securities of any Obligor, other than those described above, are issued and outstanding. As of the Closing Date there are no preemptive or other outstanding rights, options, warrants, conversion rights or similar agreements or understandings for the purchase or acquisition from any Obligor, of any Capital Securities of any such Obligor.

(c) Binding Obligation. This Agreement is, and the other Related Transactions Documents heretofore executed and delivered or when executed and delivered are and will be, the legally valid and binding obligations of the applicable Obligors thereto, each enforceable against each of such Obligor, as applicable, in accordance with their respective terms, except
       (i) as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief and other equitable remedies are subject to the discretion of the court before which any proceeding therefor may be brought, and (ii) that certain provisions of the Security Documents may be unenforceable in whole or in part, but the inclusion of such provisions does not affect the validity of the Security Documents, taken as a whole, and the Security Documents, taken as a whole contain adequate provisions for realization of the principal benefits intended to be provided by the Security Documents subject to

                                      -54-
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       clause (i) above and to the economic consequences of any delay which may result from applicable law, rules or judicial decisions.

(d) Qualification. Each of the Obligors is qualified and in good standing wherever necessary to carry on its business and operations, except in jurisdictions in which the failure to be qualified and in good standing could not reasonably be expected to have a Material Adverse Effect. All jurisdictions in which each Obligor is qualified to do business as of the Closing Date are set forth on ITEM 6.1(d) of the Disclosure Schedule.

SECTION 6.2. DUE AUTHORIZATION, NON-CONTRAVENTION, ETC. The execution, delivery and performance by each Obligor of each Loan Document executed or to be executed by it and the execution, delivery and performance by the Borrower or (if applicable) any Obligor of the agreements executed and delivered by it in connection herewith are in each case within such Person's powers, have been duly authorized by all necessary action, and do not

(a) contravene any (i) Obligor's Organic Documents, (ii) or result in a default under any contractual restriction binding on or affecting any Obligor,
       (iii) court decree or order binding on or affecting any Obligor or (iv) law or governmental regulation binding on or affecting any Obligor; or

(b) result in, or require the creation or imposition of, any Lien on any Obligor's properties (except as permitted by this Agreement).

SECTION 6.3. GOVERNMENT APPROVAL, REGULATION, ETC. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other Person (other than those that have been, or on the Effective Date will be, duly obtained or made and which are, or on the Effective Date will be, in full force and effect) is required for the due execution, delivery or performance by any Obligor of any Loan Document to which it is a party, or for the continuing operations of the Borrower and the Subsidiary Guarantors. Neither the Borrower nor any of its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

SECTION 6.4. INTELLECTUAL PROPERTY. Except as set forth on ITEM 6.4(a) of the Disclosure Schedule, the Borrower and each of its Subsidiaries owns, is licensed to use or otherwise has the right to use, all patents, trademarks, trade names, copyrights, know-how and processes necessary for the conduct of its business substantially as currently conducted and that are material to the financial condition or operations of the Borrower and its Subsidiaries taken as a whole (collectively called "INTELLECTUAL PROPERTY"). All such Intellectual Property that is federally registered and owned by the Borrower or its Subsidiaries, as well as material trademarks, trade names and copyrights, necessary for the conduct of the business of any such Person and owned by any such Person, is identified on ITEM 6.4(b) of the Disclosure Schedule (as updated from time to time by delivery by the Borrower or any of its Subsidiaries of a revised ITEM 6.4(b) of the

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       Disclosure Schedule) and all such federally registered property has been duly and properly registered, filed or issued in the appropriate office and jurisdictions for such registrations, filings or issuances. Except as disclosed in ITEM 6.4(c) of the Disclosure Schedule, since the Closing Date, and to the Borrower's and its Subsidiaries' knowledge prior to the Closing Date, the use of such Intellectual Property by the Borrower and its Subsidiaries does not and has not been alleged in writing by any Person to infringe on the rights of any Person, except to the extent any such infringement or allegations of infringement could not reasonably be expected to have a Material Adverse Effect.

SECTION 6.5. FINANCIAL STATEMENTS AND PROJECTIONS. All financial statements concerning the Borrower and its Subsidiaries which have been or will hereafter be furnished to the Administrative Agent pursuant to this Agreement, including the consolidated balance sheets of each of the Borrower and its Subsidiaries, in each case for the Fiscal Year of such Persons ended August 25, 2001, and the related consolidated statements of income, stockholders' equity and cash flow for such Fiscal Year, each audited by Arthur Andersen LLP, have been or will be prepared in accordance with GAAP and present fairly, in all material respects, the financial condition of the Persons covered thereby as at the dates thereof and the results of their operations for the periods then ended, subject to, in the case of unaudited financial statements, the absence of year-end adjustments. The Projections delivered on or prior to the Closing Date and the Projections to be delivered pursuant to CLAUSE (i) of SECTION 7.1.1 have been and will be prepared in good faith and based upon reasonable assumptions at the time such Projections were or will be delivered, it being understood that such Projections do not and will not constitute a warranty as to the future performance of the Borrower or any of its Subsidiaries and that actual results may vary from such Projections.

SECTION 6.6. NO MATERIAL ADVERSE CHANGE. Since August 25, 2001, there have been no changes in the financial condition or results of operations of the Borrower and its Subsidiaries taken as a whole which could reasonably be expected to result in a Material Adverse Effect.

SECTION 6.7. LITIGATION: ADVERSE EFFECTS. Except as set forth on ITEM 6.7 of the Disclosure Schedule, there are no judgments outstanding against any Obligor or affecting any property of any Obligor, nor is there any action, charge, claim, demand, suit, proceeding, petition, governmental investigation or arbitration now pending or, to the best knowledge of the Borrower or any of its Subsidiaries after due inquiry, threatened against or affecting any Obligor or any property of any Obligor which could reasonably be expected to result in any Material Adverse Effect.

SECTION 6.8. SOLVENCY. Each of the Borrower and CBI, Taylor Holding Co., Taylor General Partner, Taylor and ECI: (a) owns and will own assets the fair saleable value of which are (i) greater than the total amount of liabilities (including Contingent Liabilities) of such Person and (ii) greater than the amount that will be required to pay the probable liabilities of such Person's then existing debts as they become absolute and matured considering all financing alternatives and potential asset sales reasonably available to such Person; (b) has capital that is not unreasonably small in relation to its business as presently conducted or after giving effect to any contemplated transaction; and (c) does

                                      -56-
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       not intend to incur and does not believe that it will incur debts beyond its ability to pay such debts as they become due.

SECTION 6.9. TAXES. The Borrower and each of its Subsidiaries has filed all tax returns and reports required by law to have been filed by it and has paid all Taxes thereby shown to be due and owing, except any such Taxes which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

SECTION 6.10. ENVIRONMENTAL WARRANTIES. Except as set forth in ITEM 6.10 of the Disclosure Schedule:

(a) all facilities and property (including underlying groundwater) owned, leased or operated by the Borrower or any of its Subsidiaries have been, and continue to be, owned, leased or operated by the Borrower and its Subsidiaries in material compliance with all Environmental Laws;

(b) there have been no past, and there are no pending or threatened (i) claims, complaints, notices or requests for information received by the Borrower or any of its Subsidiaries with respect to any alleged violation of any Environmental Law, or (ii) complaints, notices or inquiries to the Borrower or any of its Subsidiaries regarding potential liability under any Environmental Law, in either case which could reasonably be expected to have a Material Adverse Effect;

(c) there have been no Releases of Hazardous Materials at, on or under any property now or previously owned or leased by the Borrower or any of its Subsidiaries that have, or could reasonably be expected to have, a Material Adverse Effect;

(d) the Borrower and its Subsidiaries have been issued and are in material compliance with all permits, certificates, approvals and licenses required under Environmental Law;

(e) no property now or previously owned or leased by the Borrower or any of its Subsidiaries is listed or proposed for listing (with respect to owned property only) on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list of sites requiring investigation or clean-up;

(f) there are no underground or aboveground storage tanks, active or abandoned, including petroleum underground or aboveground storage tanks, on or under any property now or previously owned or leased by the Borrower or any of its Subsidiaries that, singly or in the aggregate, have, or could reasonably be expected to have, a Material Adverse Effect;

(g) neither the Borrower nor any Subsidiary has directly transported or directly arranged for the transportation of any Hazardous Material to any location which is listed or proposed for listing on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list or which is the subject of federal, state or local enforcement actions or other investigations which may lead to material claims against the Borrower or such Subsidiary for any remedial work, damage to natural resources or personal injury, including claims under CERCLA;

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(h) there are no polychlorinated biphenyls or friable asbestos present at any property now or previously owned or leased by the Borrower or any Subsidiary that, singly or in the aggregate, have, or could reasonably be expected to have, a Material Adverse Effect; and

(i) no conditions exist at, on or under any property now or previously owned or leased by the Borrower which, with the passage of time, or the giving of notice or both, would give rise to material liability under any Environmental Law.

SECTION 6.11. DISCLOSURE. No representation or warranty of any Obligor contained in this Agreement, the financial statements (other than the Projections) referred to in CLAUSE (a) of SECTION 5.1.6, the other Loan Documents or any other document, certificate or written statement furnished to the Administrative Agent or any Lender by or on behalf of an Obligor for use in connection with the Loan Documents contains as of the date of such representation, warranty, document, certificate or written statement was so furnished any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements contained herein or therein not misleading, in each case in light of the circumstances in which the same were made.

SECTION 6.12. USE OF PROCEEDS: Margin Regulations. Neither the Borrower nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of the Regulation U or X of the Board of Governors of the Federal Reserve System) and no part of the proceeds of any Loan will be used to acquire any margin stock.

SECTION 6.13. CBI SENIOR SUBORDINATED NOTES. The consummation of the Related Transactions will not violate, conflict with or result in a breach of any provision of the CBI Indenture. No Indebtedness, other than the Obligations, has been designated as "Designated Senior Indebtedness" under the CBI Indenture and except for an amendment thereto on July 27, 2000 the CBI Indenture has not been amended or otherwise modified. None of the Related Transactions, either individually or collectively, constitutes an "Asset Sale" or a "Change of Control" under the CBI Indenture. The Subsidiary Guaranty as it relates to CBI falls within the definition of the term "Bank Credit Facility" as set forth in the CBI Indenture and the Obligations owing under the Subsidiary Guaranty as it relates to CBI constitute "Designated Senior Indebtedness" as set forth in the CBI Indenture. Aside from that certain Guaranty issued by Taylor Holding Co. on or about March 19, 2001 to all of the holders of the CBI Senior Subordinated Notes, no additional consideration was given to Angelo, Gordon & Co., L.P. to induce it to enter into that certain agreement dated March 19, 2001 between Angelo, Gordon & Co., L.P. and CBI. The Borrower acknowledges that the Administrative Agent, each Lender and each Issuer is entering into this Agreement and is extending its Commitments in reliance upon the subordination provisions of the CBI Indenture.

SECTION 6.14. NO DEFAULT. The consummation of the Related Transactions by the Obligors does not and will not violate or conflict with any laws, rules, regulations or orders of any governmental authority or violate, conflict with, result in a breach of, or constitute a default (with due notice or lapse of time or both) under any Contractual Obligation or any

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       Obligor except if such violations, conflicts, breaches or defaults have either been waived on or before the Closing Date or could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

SECTION 6.15. INVESTIGATIONS, AUDITS, ETC. Except as set forth on ITEM 6.15 of the Disclosure Schedule, as of the Closing Date neither Borrower nor any of its Subsidiaries, is the subject of any review or audit by the Internal Revenue Service or any governmental investigation concerning the violation or possible violation of any law that may reasonably be expected to have a Material Adverse Effect.

SECTION 6.16. EMPLOYEE MATTERS. Except as set forth on ITEM 6.16 of the Disclosure Schedule, as of the Closing Date (a) no Obligor nor any of their respective employees is subject to any collective bargaining agreement, (b) no petition for certification or union election is pending with respect to the employees of any Obligor and no union or collective bargaining unit has sought such certification or recognition with respect to the employees of any Obligor and (c) there are no strikes, slowdowns, work stoppages or controversies pending or, to the best knowledge of the Borrower or any of its Subsidiaries after due inquiry, threatened between any Obligor and its respective employees, other than employee grievances arising in the ordinary course of business which could not reasonably be expected to have a Material Adverse Effect. Except as set forth on ITEM
       6.16 of the Disclosure Schedule, as of the Closing Date neither the Borrower nor any of its Subsidiaries is party to an employment contract that provides for annual payments after the date hereof in excess of $150,000.

                                   ARTICLE VII
                                    COVENANTS

SECTION 7.1. AFFIRMATIVE COVENANTS. The Borrower agrees with each Lender, each Issuer and the Administrative Agent that until the Termination Date has occurred, the Borrower will, and will cause its Subsidiaries to, perform or cause to be performed the obligations set forth below.

SECTION 7.1.1. FINANCIAL STATEMENTS AND OTHER REPORTS. The Borrower will maintain, and cause each of its Subsidiaries to maintain, a system of accounting established and administered in accordance with sound business practices to permit preparation of financial statements in conformity with GAAP (it being understood that monthly financial statements are subject to normal year-end adjustments and are not required to have footnote disclosures). The Borrower will deliver each of the financial statements and other reports described below to the Administrative Agent (and each Lender in the case of the financial statements and other reports described in CLAUSES (a), (b), (c), (e), (g), (i), (j) and (k)).

(a) QUARTERLY FINANCIALS. As soon as available and in any event within 45 days after the end of each of the first three Fiscal Quarters, the Borrower will deliver unaudited consolidated and consolidating balance sheets and income statements of the Borrower and its Subsidiaries as of the end of such Fiscal Quarter and consolidated cash flow statements of the Borrower and its Subsidiaries for such Fiscal Quarter and for the period commencing

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       at the end of the previous Fiscal Year and ending with the end of such
       Fiscal Quarter, and including (in each case) in comparative form the figures for the corresponding Fiscal Quarter in, and year to date portion of, the immediately preceding Fiscal Year and to the most recently delivered annual budget, certified as complete and correct by the chief financial or accounting Authorized Officer of the Borrower.

(b) YEAR-END FINANCIALS. As soon as available and in any event within ninety
       (90) days after the end of each Fiscal Year, the Borrower will deliver
       (i) the consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such Fiscal Year, and the related consolidated statements of income, stockholders' equity and cash flow for such Fiscal Year, (ii) a schedule of the outstanding Indebtedness for borrowed money of the Borrower and its Subsidiaries describing in reasonable detail each such debt issue or loan outstanding and the principal amount and amount of accrued and unpaid interest with respect to each such debt issue or loan and (iii) a report with respect to the consolidated financial statements of the Borrower and its Subsidiaries from a firm of certified public accountants selected by the Borrower and reasonably acceptable to the Administrative Agent, which report shall be prepared in accordance with Statement of Auditing Standards No. 58 entitled "Reports on Audited Financial Statements" and such report shall be without (x) a "going concern" or like qualification or exception, (y) any qualification or exception as to the scope of such audit or (z) any qualification which relates to the treatment or classification of any item and which, as a condition to the removal of such qualification, would require an adjustment to such item, the effect of which would be to cause the Borrower to be in default of any of its obligations under SECTION 7.2.4 or SECTION 7.2.7.

(c) COMPLIANCE CERTIFICATE. Together with each delivery of financial statements of the Borrower and its Subsidiaries pursuant to CLAUSES (a) and (b), the Borrower will deliver a fully and properly completed Compliance Certificate (in substantially the same form as EXHIBIT E) signed by the chief executive Authorized Officer, chief financial Authorized Officer, or treasurer of the Borrower.

(d) ACCOUNTANTS' REPORTS. Promptly upon receipt thereof, the Borrower will deliver copies of all significant reports submitted by the Borrower's firm of certified public accountants in connection with each annual, interim or special audit or review of any type of the financial statements or related internal control systems of the Borrower made by such accountants, including any comment letter submitted by such accountants to management in connection with their services.

(e) BORROWING BASE CERTIFICATE. As soon as available and in any event within ten (10) Business Days after the end of each month, and from time to time upon the request of the Administrative Agent after the occurrence and during the continuation of any Event of Default, the Borrower will deliver a Borrowing Base Certificate (in substantially the same form as EXHIBIT B-3) as at the last day of such period.

(f) MANAGEMENT REPORT. Together with each delivery of financial statements pursuant to CLAUSES (a) and (b), the Borrower will deliver a management report (i) describing the operations and financial condition of the Borrower and its Subsidiaries for the month then ended and

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       the portion of the current Fiscal Year then elapsed (or for the Fiscal
       Year then ended in the case of year-end financials), (ii) setting forth in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year and the corresponding figures from the most recent Projections for the current Fiscal Year delivered pursuant to CLAUSE (i) and (iii) discussing the reasons for any significant variations.

(g) COLLATERAL VALUE REPORT. Upon the request of the Administrative Agent, which may be made not more than once each year prior to an Event of Default (and prior to an Event of Default, the Borrower shall not be liable for costs, fees and expenses incurred by the Administrative Agent and the Lenders in excess of $30,000 during any eighteen (18) month period in connection with any collateral value report required pursuant to this CLAUSE (g)) and at any time (but not more often than quarterly) while and so long as an Event of Default shall be continuing, the Borrower will obtain and deliver to the Administrative Agent a report of an independent collateral auditor satisfactory to the Administrative Agent (which may be, or be affiliated with, a Lender) with respect to the Eligible Accounts and Eligible Inventory components included in the Borrowing Base Amount, which report shall indicate whether or not the information set forth in the Borrowing Base Certificate most recently delivered is accurate and complete in all material respects based upon a review by such auditors of the Eligible Accounts (including verification with respect to the amount, aging, identity and credit of the respective account debtors and the billing practices of the Borrower) and Eligible Inventory (including verification as to the value, location and respective types).

(h) APPRAISALS. From time to time, if the Administrative Agent or any Lender determines that obtaining appraisals is necessary in order for the Administrative Agent or such Lender to comply with applicable laws or regulations, the Administrative Agent will, at the Borrower's expense, obtain appraisal reports in form and substance and from appraisers reasonably satisfactory to the Administrative Agent stating the then current fair market values of all or any portion of the real estate owned by the Borrower or any of its Subsidiaries.

(i) PROJECTIONS. As soon as available and in any event no later than 45 days after the last day of each Fiscal Year, the Borrower will deliver Projections of the Borrower and its Subsidiaries for the forthcoming Fiscal Year, month by month.

(j) SEC FILINGS AND PRESS RELEASES. Promptly upon their becoming available, the Borrower will deliver copies of (i) all financial statements, reports, notices and proxy statements sent or made available by the Borrower or any of its Subsidiaries to its security holders, (ii) all regular and periodic reports and all registration statements and prospectuses, if any, filed by the Borrower or any of its Subsidiaries with any securities exchange or with the SEC, or any material reports, statements and prospectuses, if any, filed with any other governmental or private regulatory authority and (iii) all material press releases.

(k) EVENTS OF DEFAULT, ETC. Promptly upon any officer of the Borrower obtaining actual knowledge of any of the following events or conditions, the Borrower shall deliver copies of all notices given or received by the Borrower with respect to any such event or condition and a certificate of the Borrower's chief executive Authorized Officer

                                      -61-
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       specifying the nature and period of existence of such event or condition and what action the Borrower has taken, is taking and proposes to take with respect thereto: (i) any condition or event that constitutes an Event of Default; (ii) any notice that any Person has given to the Borrower or any of its Subsidiaries or any other action taken, in each case with respect to a claimed Default or event or condition of the type referred to in SECTION 8.1.5; or (iii) any event or condition that could reasonably be expected to result in any Material Adverse Effect.

(l) LITIGATION. Promptly upon any officer of the Borrower obtaining actual knowledge of (i) the institution of any action, suit, proceeding, governmental investigation or arbitration against or affecting any Obligor or any property of any Obligor not previously disclosed by the Borrower to the Administrative Agent or (ii) any material order is entered in any action, suit, proceeding, governmental investigation or arbitration at any time pending against or affecting any Obligor or any property of any Obligor which, in each case, could reasonably be expected to have a Material Adverse Effect, the Borrower will promptly give notice thereof to the Administrative Agent and provide such other information as may be reasonably available to it (except to the extent such information is protected by attorney-client privilege) to enable the Administrative Agent and its counsel to evaluate such matter.

(m) NOTICE OF CORPORATE AND OTHER CHANGES. The Borrower shall provide prompt written notice of (i) any material change after the Closing Date in the authorized and issued Capital Securities of any Obligor or any of their respective Subsidiaries or any other material amendment to their Organic Documents, and (ii) any Subsidiary created or acquired by any Obligor after the Closing Date, such notice, in each case, to identify the applicable jurisdictions, capital structures or Subsidiaries, as applicable.

(n) OTHER INFORMATION. With reasonable promptness, the Borrower will deliver such other information and data with respect to any Obligor or any Subsidiary of any Obligor as from time to time may be reasonably requested by the Administrative Agent.

SECTION 7.1.2. COMPLIANCE WITH LAWS AND CONTRACTUAL OBLIGATIONS. The Borrower will (a) comply with and will cause each of its Subsidiaries to comply with (i) the requirements of all applicable laws, rules, regulations and orders of any governmental authority (including laws, rules, regulations and orders relating to taxes, employer and employee contributions, securities, employee retirement and welfare benefits, environmental protection matters and employee health and safety) as now in effect and which may be imposed in the future in all jurisdictions in which the Borrower or its Subsidiaries are now doing business or may hereafter be doing business and (ii) the obligations, covenants and conditions contained in all Contractual Obligations of the Borrower or such Subsidiary, as applicable, other than those laws, rules, regulations, orders and provisions of such Contractual Obligations the noncompliance with which could not be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect, and (b) maintain or obtain and will cause each of its Subsidiaries to maintain or obtain, all licenses, qualifications and permits now held or hereafter required to be held by the Borrower or any of its Subsidiaries, for which the loss, suspension, revocation or failure to obtain or renew, could reasonably be expected to have a Material Adverse Effect. This

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       Section shall not preclude the Borrower or any Subsidiary from contesting any taxes or other payments, if they are being diligently contested in good faith in a manner which stays enforcement thereof and if appropriate expense provisions have been recorded in conformity with GAAP. The Borrower represents and warrants that as of the date hereof, it (i) is in compliance and each of its Subsidiaries is in compliance with the requirements of all applicable laws, rules, regulations and orders of any governmental authority other than those laws, rules, regulations, orders and provisions of such Contractual Obligations, the noncompliance with which could not be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect and (ii) maintains and each of its Subsidiaries maintains all licenses, qualifications and permits referred to above, except where a failure to do so could not be reasonably expected to have a Material Adverse Effect.

SECTION 7.1.3. MAINTENANCE OF PROPERTIES; INSURANCE. The Borrower will, and will cause its Subsidiaries to, maintain or cause to be maintained in good repair, working order and condition (ordinary wear and tear and casualty events excepted) all material properties used in the business of the Borrower and its Subsidiaries and will make or cause to be made all repairs, renewals and replacements thereof as in the reasonable judgment of the Borrower are necessary to carry on their business. The Borrower will, and will cause its Subsidiaries to, maintain or cause to be maintained, with financially sound and reputable insurers, public liability and property damage insurance with respect to its business and properties and the business and properties of its Subsidiaries against loss or damage of the kinds, and in the amounts, customarily carried or maintained by corporations of established reputation engaged in similar activities in similar geographic locations and will deliver evidence thereof to the Administrative Agent. The Borrower will, and will cause its Subsidiaries to, also maintain (i) business interruption insurance providing coverage for a period of at least six months and in an amount not less than (x) $6,000,000 for Taylor General Partner and Taylor, (y) $25,000,000 for CBI and (z) $2,000,000 for ECI and (ii) the environmental insurance in effect on the Closing Date and described on ITEM 7.1.3 of the Disclosure Schedule (the Administrative Agent and the Lenders acknowledge that such environmental insurance satisfies the requirements for environmental insurance set forth in this Section). The Borrower will, and will cause its Subsidiaries to, cause the Administrative Agent, pursuant to endorsements and/or assignments in form and substance reasonably satisfactory to the Administrative Agent, to be named (x) as lender's loss payee, with respect to all claims at any time in the aggregate in excess of $100,000 (which such loss payee provision shall name the Borrower and the applicable Subsidiary, and the Administrative Agent jointly as loss payees), in the case of property insurance, (y) additional insured in the case of all liability insurance and (z) assignee/loss payee, with respect to all claims at any time in the aggregate in excess of $100,000 (which such assignee/loss payee provision shall name the Borrower and the applicable Subsidiary, and the Administrative Agent jointly as assignees/loss payees), in the case of all business interruption insurance, in each case for the benefit of the Secured Parties. The Borrower represents and warrants that it and each of its Subsidiaries currently maintains all material properties as set forth above and maintains all insurance described above. In the event that the Borrower or a Subsidiary fails to provide the Administrative Agent with evidence of the insurance coverage required by this Agreement promptly after the Administrative Agent requests in writing

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       such evidence, the Administrative Agent may purchase insurance at the
       Borrower's expense to protect the Administrative Agent's interests in the Collateral. This insurance may, but need not, protect the Borrower's interests. The coverage purchased by the Administrative Agent may not pay any claim made by the Borrower or any Subsidiary or any claim that is made against the Borrower or any Subsidiary in connection with the Collateral. The Borrower may later cancel any insurance purchased by the Administrative Agent, but only after providing the Administrative Agent with evidence that the Borrower has obtained insurance as required by this Agreement. If the Administrative Agent purchases insurance for the Collateral, the Borrower will be responsible for the costs of that insurance, including interest and other charges imposed by the Administrative Agent in connection with the placement of the insurance, until the effective date of the cancellation or expiration of the insurance. The costs of the insurance may be added to the Obligations. The costs of the insurance may be more than the cost of insurance the Borrower or its Subsidiaries are able to obtain on their own.

SECTION 7.1.4. INSPECTION; LENDER MEETING. The Borrower shall, and cause each U.S. Subsidiary to, permit any authorized representatives of the Administrative Agent to visit and inspect any of the properties of the Borrower or any of such Subsidiaries, including its and their financial and accounting records, and to make copies and take extracts therefrom, other than materials that are protected by attorney-client privilege and materials the Borrower or its Subsidiary may not disclose to the Administrative Agent or any Lender under confidentiality agreements and to discuss its and their affairs, finances and business with its and their officers and certified public accountants, at such reasonable times during normal business hours, as often as may be reasonably requested, upon reasonable prior notice and so long as such visit and inspection does not materially interfere with the business and the operations of the Borrower and its Subsidiaries taken as a whole; provided that prior to the occurrence and continuance of an Event of Default, the Borrower or such Subsidiary shall not be required to permit more than three (3) such visits and inspections during any year. Upon at least twenty-four (24) hours prior notice to the Borrower, representatives of each Lender will be permitted to accompany representatives of the Administrative Agent during each visit, inspection and discussion referred to in the immediately preceding sentence. Without in any way limiting the foregoing, the Borrower will, and cause each U.S. Subsidiary to, participate and will cause its key management personnel to participate in a meeting with the Administrative Agent and the Lenders at least once during each year, which meeting shall be held at such time and such place as may be reasonably requested by the Administrative Agent. At no time does this Agreement provide the Lenders or the Administrative Agent the authority to conduct or cause the Borrower to conduct any subsurface investigation, except to the extent required under Environmental Law or in fulfillment of an express requirement of a Governmental Authority.

SECTION 7.1.5. CORPORATE/LIMITED PARTNERSHIP EXISTENCE. Except as otherwise permitted by SECTION 7.2.10, the Borrower will, and will cause each of its Subsidiaries to, preserve and keep in full force and effect its corporate existence (or in the case of Taylor, its limited partnership existence) and all rights and corporate/limited partnership franchises material to its business.

SECTION 7.1.6. ENVIRONMENTAL LAW COVENANT. The Borrower will, and will cause each of its Subsidiaries to,

(a) use and operate all of its and their facilities and properties in material compliance with all Environmental Laws, keep all necessary permits, approvals, certificates and licenses required under Environmental Law and remain in material compliance therewith, and handle all Hazardous Materials in material compliance with all applicable Environmental Laws; and

(b) notify the Administrative Agent within fourteen (14) days and provide copies upon receipt of all written claims, complaints, notices or inquiries relating to the condition of its facilities and properties in respect of, or as to compliance with, Environmental Laws, and shall use its best efforts to resolve any non-compliance with Environmental Laws and keep its property free of any Lien imposed by any Environmental Law, except to the extent such non-compliance could not reasonably be expected to result in a Material Adverse Effect.

SECTION 7.1.7. USE OF PROCEEDS. The Borrower will apply the proceeds of the Credit Extensions as follows:

(a) to repay the Indebtedness identified in ITEM 7.2.2(h) of the Disclosure Schedule (including Indebtedness under the Existing Credit Agreement, the Existing Promissory Notes, and the Swap Amounts) and fees and expenses related to the Refinancing;

(b) for working capital and general corporate purposes of the Borrower and the Subsidiary Guarantors, including Permitted Acquisitions by such Persons; and

(c) for issuing Letters of Credit for the account of the Borrower and the Subsidiary Guarantors.

SECTION 7.1.8. FURTHER ASSURANCES.

(a) The Borrower shall, and shall cause each Obligor to, from time to time, execute such financing statements, documents, security agreements and reports as the Administrative Agent or the Required Lenders at any time may reasonably request to evidence, perfect or otherwise implement the guaranties and security for repayment of the Obligations contemplated by the Loan Documents.

(b) In the event that the Borrower or any Subsidiary thereof (other than the Mexican Subsidiary) acquires a fee interest in any real property after the Closing Date, the Borrower shall, and shall cause each such Subsidiary to, deliver to the Administrative Agent a fully executed mortgage or deed of trust over such real property in form and substance reasonably satisfactory to the Administrative Agent, together with such title insurance policies, surveys, appraisals, evidence of insurance, legal opinions, environmental assessments and other documents and certificates as shall be reasonably required by the Administrative Agent and are consistent with the requirements imposed with respect to real property interests of the Borrower and its Subsidiaries at the Closing Date. In the event that the Borrower or any Subsidiary thereof (other than the Mexican Subsidiary) acquires a leasehold interest in any real property after the Closing Date, at the request of the Administrative Agent and if and to the extent permitted and/or consented to by the landlord under the lease or sublease under which such interest is conveyed, the Borrower shall or shall cause each such Subsidiary to deliver to the Administrative Agent a fully executed leasehold mortgage or deed of trust over such leasehold estate in form and substance reasonably satisfactory to the Administrative Agent, together with any of those items, documents or certificates listed in the preceding sentence that the Administrative Agent may reasonably require with respect to any real property owned in fee by the Borrower or its Subsidiary, and which are consistent with the requirements imposed by the Administrative Agent with respect to real property interests of the Borrower and its Subsidiaries at the Closing Date.

(c) At the Administrative Agent's or the Required Lenders' request, the
       Borrower shall cause (x) each Subsidiary (other than the Mexican Subsidiary) promptly to guaranty the Obligations and to grant to the Administrative Agent, for the benefit of the Secured Parties, a Lien on substantially all of the real, personal and mixed property of such Subsidiary to secure the Obligations (except as otherwise expressly provided herein) and (y) the Capital Securities of each Subsidiary (other than the Mexican Subsidiary) of the Borrower promptly to be pledged to the Administrative Agent, for the ratable benefit of the Secured Parties, to secure the Obligations. The documentation for such guaranty, security or pledge shall be substantially similar to the Loan Documents executed concurrently herewith with such modifications as are reasonably requested by the Administrative Agent.

SECTION 7.1.9. LANDLORD ESTOPPEL LETTERS. The Borrower shall use its best efforts to have the lessors of the property located at each of 67 Great Valley Parkway, Malvern, Pennsylvania, and at 7101 Intermodal Drive, Louisville, Kentucky, execute and deliver to the Administrative Agent within 45 days following the Closing Date an estoppel letter (with respect to the leases for such property) in form and substance reasonably satisfactory to the Administrative Agent.

SECTION 7.1.10. TITLE INSURANCE. The Borrower shall deliver to the Administrative Agent within 30 days following the Closing Date, mortgagee's title insurance policies in favor of the Administrative Agent for the benefit of the Secured Parties in amounts and in form and substance and issued by insurers, satisfactory to the Administrative Agent, with respect to the property purported to be covered by each Mortgage, insuring that title to such property is marketable and that the interests created by each Mortgage constitute valid first Liens thereon free and clear of all defects and encumbrances other than as approved by the Administrative Agent, and such policies shall also include a current survey reading, and, if required by the Administrative Agent and if available, revolving credit endorsement, comprehensive endorsement, variable rate endorsement, access and utilities endorsements, mechanic's lien endorsement and such other endorsements as the Administrative Agent shall reasonably request and shall be accompanied by evidence of the payment in full of all premiums thereon.

SECTION 7.2. NEGATIVE COVENANTS. The Borrower covenants and agrees with each Lender, each Issuer and the Administrative Agent that until the Termination Date has occurred, the Borrower will, and will cause its Subsidiaries to, perform or cause to be performed the obligations set forth below.

SECTION 7.2.1. CONDUCT OF BUSINESS. The Borrower will not, nor will the Borrower permit any of its Subsidiaries to, directly or indirectly engage in any business other than the respective businesses of the type described on
       ITEM 7.2.1 of the Disclosure Schedule with respect to each such Person or are reasonably related thereto. Taylor Holding Co. will not engage in any type of business activity other than (i) the ownership of 1% of the Capital Securities of Taylor, (ii) the ownership of the CBI Subordinated Notes owned by it as of the Closing Date and (iii) the performance of its obligations under the Loan Documents to which it is a party, except as otherwise permitted hereunder.

SECTION 7.2.2. INDEBTEDNESS. The Borrower will not, nor will the Borrower permit any of its Subsidiaries directly or indirectly to, create, incur, assume, or otherwise become or remain directly or indirectly liable with respect to any Indebtedness except:

(a) the Obligations;

(b) unsecured Indebtedness of the Borrower evidenced by the Senior Unsecured Notes in a principal amount not to exceed $177,000,000, and unsecured guarantees of such Indebtedness delivered by Subsidiary Guarantors;

(c) Indebtedness of any Subsidiary (other than Taylor Holding Co.) owing to the Borrower or any other Subsidiary, which Indebtedness

(i) shall, if payable to the Borrower or a Subsidiary Guarantor (and not incurred under CLAUSE (g)), be evidenced by one or more promissory notes in form and substance satisfactory to the Administrative Agent, duly executed and delivered in pledge to the Administrative Agent pursuant to a Loan Document, and (unless otherwise agreed to by the Administrative Agent) shall not be forgiven or otherwise discharged for any consideration other than payment in full or in part in cash (PROVIDED, that only the amount repaid in part shall be discharged); and

(ii) if incurred by a Foreign Subsidiary owing to the Borrower or a Subsidiary Guarantor, shall not (when aggregated with (i) the amount of Investments made by the Borrower and the Subsidiary Guarantors in Foreign Subsidiaries under CLAUSE (r) of SECTION 7.2.5 and (ii) the amount of Dispositions made by the Borrower and the Subsidiary Guarantors to Foreign Subsidiaries pursuant to CLAUSE (m) of SECTION 7.2.11) exceed $5,000,000 at any time;

(d) unsecured Indebtedness (not evidenced by a note or other instrument) of the Borrower owing to a Subsidiary (other than Taylor Holding Co.), provided such Subsidiary has previously executed and delivered to the Administrative Agent the Interco Subordination Agreement;

(e) Indebtedness of the Borrower and its Subsidiaries (other than Taylor
       Holding Co.) secured by Liens permitted by CLAUSES (e) or (k) of SECTION 7.2.3; PROVIDED, that the Indebtedness is incurred within 60 days following the acquisition of the property subject to such Lien and the aggregate amount of such Indebtedness shall not exceed $10,000,000 at any one time outstanding;

(f) Indebtedness of CBI evidenced by the CBI Senior Subordinated Notes; PROVIDED that not less than 51% of the aggregate outstanding principal amount of such CBI Senior Subordinated Notes shall be owing only to Taylor Holding Co. until such time, if any, that CBI retires, cancels or otherwise terminates the Senior Subordinated Notes owing to Taylor Holding Co.;

(g) intercompany Indebtedness, constituting accounts payable, owing by one Subsidiary to another Subsidiary, for services rendered in the ordinary course of business by one Subsidiary to another Subsidiary reflecting reimbursements for services which are rendered to such Subsidiary (the "SHARED SERVICES") with the allocable costs thereof being reimbursed to the Subsidiary which paid for such Shared Services;

(h) Indebtedness outstanding on the date hereof and listed on ITEM 7.2.2(H) of the Disclosure Schedule and refinancing of such Indebtedness in a principal amount not in excess of that which is outstanding on the Effective Date (as such amount has been reduced following the Effective
       Date);

(i) unsecured Indebtedness incurred to repurchase equity issued by the Borrower to employees, consultants, agents, officers and directors of the Borrower or its Subsidiaries, to the extent such repurchase is permitted by CLAUSE
       (a) of SECTION 7.2.6;

(j) unsecured Indebtedness (referred to as "SELLER NOTE INDEBTEDNESS") which is subordinated to the Obligations in a manner, and has terms and conditions (including as to its maturity), satisfactory to the Required Lenders and which is incurred in connection with the consummation of any Permitted Acquisition and which is owing to a seller of the Capital Securities or assets sold pursuant to such Permitted Acquisition;

(k) Contingent Liabilities incurred by any Person to the extent such Person is permitted to incur such Contingent Liabilities pursuant to SECTION 7.2.8; and

(l) additional Indebtedness (other than Indebtedness of Foreign Subsidiaries owing to the Borrower or Subsidiary Guarantors) of the Borrower and its Subsidiaries (other than Taylor Holding Co.) not contemplated by CLAUSES
       (a) through (k) above, provided that the aggregate principal amount of Indebtedness incurred and remaining outstanding pursuant to this clause shall not at any time exceed $10,000,000.

PROVIDED, HOWEVER, that no Indebtedness otherwise permitted by CLAUSES (e), (i) or (L) shall be assumed, created or otherwise incurred if a Default has occurred and is then continuing or would result therefrom.

SECTION 7.2.3. LIENS AND RELATED MATTERS. The Borrower will not, nor will the Borrower permit any of its Subsidiaries directly or indirectly to, create, incur, assume or permit to exist any Lien on or with respect to any property or asset of the Borrower or any of its Subsidiaries, whether now owned or hereafter acquired, or any income or profits therefrom, except Permitted Encumbrances. "PERMITTED ENCUMBRANCES" means the following:

(a) Liens for taxes, assessments or other governmental charges in respect of obligations not yet due and payable or which are being contested in good faith by appropriate proceedings and for which appropriate reserves have been established in accordance with GAAP;

(b) (i) statutory Liens of landlord, carriers, warehousemen, mechanics, materialmen and other similar liens imposed by law; and (ii) consensual Liens granted to carriers, warehousemen which at no time will store inventory of the Obligors having a value in excess of $2,500,000, mechanics and materialmen; which in all such cases (whether pursuant to CLAUSE (b)(i) or (b)(ii) above) are incurred in the ordinary course of business for sums not more than sixty (60) days delinquent or which are being diligently contested in good faith and by appropriate proceedings in a manner which stays enforcement of such Liens;

(c) Liens (other than any Lien imposed by ERISA) incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety, stay, customs and appeal bonds, bids, leases, government contracts, trade contracts, performance and return of money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money);

(d) deposits, in an aggregate amount not to exceed $1,000,000 for the Borrower and its Subsidiaries, made in the ordinary course of business to secure liability to insurance carriers;

(e) Liens for purchase money obligations and capital leases; PROVIDED, that:
       (i) purchase of the asset subject to any such Lien is permitted under
       SECTION 7.2.7; (ii) the Indebtedness secured by any such Lien is permitted under SECTION 7.2.2; and (iii) any such Lien encumbers only the asset so purchased (and improvements, replacements, substitutions, accessions and additions thereto);

(f) any attachment or judgment Lien not constituting an Event of Default under
       SECTION 8.1.6;

(g) easements, rights of way, zoning restrictions, restrictions, covenants, and other similar charges or encumbrances not interfering in any material respect with the ordinary conduct of the business of the Borrower or any of its Subsidiaries;

(h) any interest or title of a lessor or sublessor under any lease or of a licensor or sublicensor under a license or sublicense;

(i) Liens in favor of the Administrative Agent, for the benefit of the Administrative Agent and the other Secured Parties;

(j) Liens existing on the date hereof and renewals and extensions thereof, which Liens are set forth on ITEM 7.2.3(j) of the Disclosure Schedule;

(k) Liens existing on any property or asset of any Person at the time of acquisition thereof or existing on any property or asset of any Person that becomes a Subsidiary after the date hereof in connection with the consummation of a Permitted Acquisition at the time such

       Person becomes a Subsidiary; PROVIDED, that (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary, as the case may be, (ii) such Lien shall not apply to any other property or assets of the Borrower or any of its Subsidiaries (other than improvements, replacements, substitutions accessions and additions to the property or asset subject to such Lien), and (iii) such Lien in the Administrative Agent's determination, does not secure all or substantially all of, and is not a "blanket lien" on, the assets of such Person and in any event shall secure only those obligations that it secures on the date of acquisition or the date such Person becomes a Subsidiary and such obligations are permitted hereunder;

(l) Liens in replacement of Liens described in CLAUSES (e), (j) and (k); PROVIDED, that such replacement Liens do not extend to any assets not subject to the Lien being replaced;

(m) consignments of inventory by a Subsidiary entered into in the ordinary course of business consistent with past practices as in effect on the Closing Date;

(n) leases, subleases, licenses and sublicenses of property permitted by CLAUSE
       (b) of SECTION 7.2.11;

(o) ownership interests of Persons who consign Gold to CBI in the ordinary course of business; PROVIDED, that the interests of such Persons are limited to such consigned Gold;

(p) Liens in favor of Scotia Capital on the "Collateral", as such term is defined in the Gold Consignment Agreement and under the Security Documents;

(q) Liens in favor of Persons who refine Gold for CBI, in the ordinary course of business of CBI and consistent with past practices of CBI as in effect on the Closing Date, on Gold owned by CBI; and

(r) Liens and encumbrances on each parcel or property mortgaged in favor of the Administrative Agent (on behalf of the Secured Parties) as and to the extent permitted by the mortgage or deed of trust applicable thereto.

SECTION 7.2.4. FINANCIAL CONDITION AND OPERATIONS. The Borrower will not permit any of the events set forth below to occur.

(a) The Borrower will not permit the Secured Leverage Ratio at any time to be greater than 1:1.

(b) The Borrower will not permit the Fixed Charge Coverage Ratio as of the last day of any Fiscal Quarter occurring during any period set forth below to be less than the ratio set forth opposite such period:

                                                                  Fixed Charge
                     Period                                      Coverage Ratio
                     ------                                      --------------
Closing Date through (and including) 08/31/02                       1.10:1.00

09/01/02 through (and including) 08/30/03                           1.15:1.00

                                                                  Fixed Charge
                     Period                                      Coverage Ratio
                     ------                                      --------------
08/31/03 and thereafter                                             1.20:1.00

(c) The Borrower will not permit the Interest Coverage Ratio as of the last day 6 of any Fiscal Quarter occurring during any period set forth below to be less than the ratio set forth opposite such period:

                                                                     Interest
                     Period                                       Coverage Ratio
                     ------                                       --------------
Closing Date through (and including) 08/31/02                        1.60:1.00

09/01/02 through (and including) 08/30/03                            1.65:1.00

08/31/03 and thereafter                                              1.75:1.00

SECTION 7.2.5. INVESTMENTS; JOINT VENTURES. The Borrower will not, nor will the Borrower permit any of its Subsidiaries directly or indirectly to, make or own any Investment in any Person except:

               (a) the Borrower and its Subsidiaries may make and own Investments in Cash Equivalent Investments; PROVIDED, that such Cash Equivalent Investments are not subject to setoff rights (other than in favor of a Secured Party); PROVIDED further that, to the extent any Loans are outstanding, the aggregate amount of cash and Cash Equivalent Investments held by the Borrower and its Subsidiaries shall not exceed $10,000,000 for any period of three consecutive Business Days;

               (b) intercompany loans permitted by CLAUSES (c), () and (G) of
       SECTION 7.2.2;

               (c) capital contributions made by (i) the Borrower in Subsidiary Guarantors (other than Taylor Holding Co.), (ii) Subsidiary Guarantors in other Subsidiary Guarantors (other than Taylor Holding Co.) and (iii) Subsidiary Guarantors in the Borrower;

               (d) the Borrower and its Subsidiaries (other than Taylor Holding Co.) may make Investments to consummate a Permitted Acquisition;

               (e) the Borrower and its Subsidiaries may make loans and advances to employees for moving, entertainment, travel, relocation and other similar expenses in the ordinary course of business not to exceed $1,000,000 (MINUS the aggregate amount of Contingent Liabilities incurred in accordance with CLAUSE (i) of SECTION 7.2.8) in the aggregate at any time outstanding;

               (f) Investments constituting Capital Expenditures to the extent permitted by the terms of this Agreement;

               (g) Investments consisting of the extension of trade credit by the Borrower or any of its Subsidiaries made in the ordinary course of business;

               (h) Investments consisting of advances to sales representatives in the ordinary course of business and in a manner consistent with past practices of the Borrower and its Subsidiaries;

               (i) Investments made in exchange for accounts receivable of the Borrower or any of its Subsidiaries arising in the ordinary course of business which are, in the good faith judgment of such Person, substantially uncollectible;

               (j) Investments (including debt obligations, Capital Securities or other property) to the extent received from another Person by the Borrower or any of its Subsidiaries in connection with (i) any bankruptcy, reorganization, composition, readjustment of debt or workout of any supplier or customer of any such Person in settlement of delinquent obligations of, and other disputes with, such suppliers or customers and (ii) the satisfaction or enforcement of indebtedness or claims due or owing to the Borrower or any of its Subsidiaries or as security for any such indebtedness or claim, in each case arising in the ordinary course of business;

               (k) Investments existing on the date hereof and set forth on ITEM 7.2.5(k) of the Disclosure Schedule and all extensions or renewals of such existing Investments on substantially similar terms;

               (l) Contingent Liabilities permitted by SECTION 7.2.8;

               (m) Investments consisting of promissory notes and other noncash consideration received as proceeds of Asset Dispositions permitted by
       SECTION 7.2.11;

               (n) Investments consisting of acceptance and endorsements of checks or other negotiable instruments for deposit or collection in the ordinary course of business;

               (o) Investments in performance, bid or advance payment bonds and insurance contracts to the extent not prohibited by this Agreement and in a manner consistent with past practices (as in effect on the Closing
       Date) of the Borrower and its Subsidiaries;

               (p) Investments consistent with past practices (as in effect on the Closing Date) of the Borrower and its Subsidiaries consisting of guaranties of Indebtedness of, or loans or advances to, sales representatives of such Obligors to finance the acquisition of sales territories from former sales representatives of such Obligors to the extent that the aggregate amount of such Investments shall not exceed $5,000,000 at any time outstanding;

               (q) Investments made pursuant to CLAUSE (a) of SECTION 7.2.6;

               (r) Investments made by the Borrower and/or Subsidiary Guarantors in Foreign Subsidiaries; PROVIDED, that the amount of such Investments, when aggregated with (i) the amount of intercompany Indebtedness owed by Foreign Subsidiaries to the

       Borrower and the Subsidiary Guarantors pursuant to CLAUSE (c)(ii) of
       SECTION 7.2.2 and (ii) the amount of Dispositions made by the Borrower and the Subsidiary Guarantors to Foreign Subsidiaries pursuant to CLAUSE
       (m) of SECTION 7.2.11, shall not exceed $5,000,000 at any time; and

               (s) other Investments in the ordinary course of business not to exceed $2,000,000; PROVIDED that such Investments shall not be used by Taylor Holding Co.;

PROVIDED, HOWEVER, that any Investment which when made complies with the requirements of the definition of the term "Cash Equivalent Investment" may continue to be held notwithstanding that such Investment if made thereafter would not comply with such requirements; and no Investment otherwise permitted by CLAUSES (d), (p) or (S) shall be permitted to be made if any Default has occurred and is continuing or would result therefrom.

SECTION 7.2.6. RESTRICTED JUNIOR PAYMENTS. The Borrower will not, nor will the Borrower permit any of its Subsidiaries directly or indirectly to, declare, order, pay, make or set apart any sum for any Restricted Junior Payment, except that:

(a) any Subsidiary may make payments and distributions to the Borrower or to any Subsidiary Guarantor (other than Taylor Holding Co.); PROVIDED, that Restricted Junior Payments that are used in all such cases to permit such Obligor to redeem, retire or purchase its Capital Securities issued to employees, consultants, agents, officers and directors of such Obligor or any of its Subsidiaries shall only be permitted if no Default has occurred and is continuing before or will exist immediately after giving effect to such Restricted Junior Payment, and PROVIDED FURTHER, that the aggregate amount of all such Restricted Junior Payments do not exceed $500,000 during any Fiscal Year and $2,000,000 during the term of this Agreement;

(b) the Borrower and the Subsidiary Guarantors may make (i) the payment (when due) of the semi-annual interest payments on the Senior Unsecured Notes and (ii) the prepayment or redemption of the principal of Senior Unsecured Notes (together with accrued interest thereon and premium, if any) pursuant to Section 4.10 of the Indenture with the proceeds of asset sales that have not been reinvested in replacement assets by the Borrower or any Subsidiary Guarantor or used to prepay the principal amount of the Loans, in each case as described in the Indenture;

(c) CBI may make scheduled interest payments with respect to the CBI Senior Subordinated Notes; PROVIDED, that (i) no Event of Default under SECTION
       8.1.1 exists at the time of any such payment, (ii) no "Payment Blockage Period" is then in effect under the CBI Indenture, and (iii) such payments are not precluded by Section 10.2(a) of the CBI Indenture;

(d) the Borrower and its Subsidiaries may make scheduled interest payments with respect to Seller Note Indebtedness; PROVIDED, that (i) no Default shall exist before or after making such payment and (ii) such payment would not be in contravention of the subordination term governing such Seller Note Indebtedness;

(e) Restricted Junior Payments made by the Borrower to redeem shares of CBI Preferred Stock, the Warrants and other Capital Securities of the Borrower, with the proceeds of a sale and leaseback transaction permitted pursuant to SECTION 7.2.15 or from Additional Equity, PROVIDED, that no Default shall exist before or after making such Restricted Payment; and

(f) Restricted Junior Payments made by the Borrower and its Subsidiaries to prepay, redeem, purchase or otherwise acquire Senior Unsecured Notes and/or the CBI Senior Subordinated Notes and/or Seller Note Indebtedness with the proceeds of Additional Equity or from a sale and leaseback transaction permitted pursuant to SECTION 7.2.15, so long as no Default shall exist before or after making such payment.

SECTION 7.2.7. CAPITAL EXPENDITURES, ETC. Subject (in the case of Capitalized Lease Liabilities), to CLAUSE (e) of SECTION 7.2.2, the Borrower will not, and will not permit any of its Subsidiaries to, make or commit to make Capital Expenditures in any Fiscal Year which aggregate in excess of
       (x) $15,000,000 in Fiscal Year 2002 and (y) $12,000,000 in each Fiscal
       Year thereafter; PROVIDED, HOWEVER, that to the extent the amount of Capital Expenditures permitted to be made in any Fiscal Year pursuant to this Section exceeds the aggregate amount of Capital Expenditures actually made during such Fiscal Year, such excess amount (up to the lesser of (i) $3,000,000 or (ii) 75% of the total amount of unutilized Capital Expenditures permitted to be made in such Fiscal Year, without giving effect to any carry-forward) may be carried forward to (but only
       to) the next succeeding Fiscal Year (any such amount to be certified by the Borrower to the Administrative Agent in the Compliance Certificate delivered for the last Fiscal Quarter of such Fiscal Year, and any such amount carried forward to a succeeding Fiscal Year shall be deemed to be used prior to the Borrower and its Subsidiaries using the amount of Capital Expenditures permitted by this Section in such succeeding Fiscal Year without giving effect to such carry-forward).

SECTION 7.2.8. CONTINGENT LIABILITIES. The Borrower will not, nor will the Borrower permit any of its Subsidiaries directly or indirectly to, create or become or be liable with respect to any Contingent Liability except:

(a) the Obligations;

(b) those resulting from endorsement of negotiable instruments for collection in the ordinary course of business;

(c) those existing on the Closing Date (including unsecured guarantees of the Senior Unsecured Notes delivered by Subsidiary Guarantors) and described in ITEM 7.2.8(c) of the Disclosure Schedule and any refinancings, refundings, renewals or extensions thereof;

(d) those arising under indemnity agreements to title insurers to cause such title insurers to issue to the Administrative Agent mortgagee title insurance policies;

(e) those arising with respect to customary indemnification obligations incurred in connection with Asset Dispositions;

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(f) those incurred by the Borrower and its Subsidiaries in the ordinary course of business with respect to surety and appeal bonds, performance and return-of-money bonds and other similar obligations not exceeding at any time outstanding $3,500,000 in aggregate liability;

(g) those incurred by any Person with respect to Indebtedness that such Person is permitted to incur pursuant to SECTION 7.2.2;

(h) those incurred by the Borrower and its Subsidiaries with respect to the obligations or liabilities of the Borrower or other Subsidiaries (other than Taylor Holding Co.), including any guaranty by the Borrower or any Subsidiary of rental payment obligations of the Mexican Subsidiary under real property leases, so long as the aggregate amount of obligations and liabilities so guarantied under this clause shall not exceed $1,000,000 in any Fiscal Year;

(i) those incurred by the Borrower or any of its Subsidiaries with respect to obligations or liabilities of employees in the ordinary course of business not to exceed $1,000,000 (minus the aggregate amount of Investments made in accordance with CLAUSE (e) of SECTION 7.2.5) for the Borrower and its Subsidiaries in the aggregate at any time outstanding;

(j) guaranties permitted by CLAUSE (p) of SECTION 7.2.5;

(k) unsecured (unless a Lien is granted in favor of Scotia Capital) Contingent Liabilities incurred in the ordinary course of business and not for speculative purposes to fix or hedge foreign currency risk or commodity risk in connection with the purchase of Gold; and

(l) any other Contingent Liabilities (other than Contingent Liabilities in favor of Taylor Holding Co.) of the Borrower and its Subsidiaries not expressly permitted by CLAUSES (a) through (k) above, so long as any such other Contingent Liabilities do not exceed $1,000,000.

SECTION 7.2.9. ISSUANCE OF CAPITAL SECURITIES. The Borrower will not permit any of its U.S. Subsidiaries to issue any Capital Securities (whether for value or otherwise) to a Person other than the Borrower or another wholly owned Subsidiary (other than Taylor Holding Co.); PROVIDED that such Capital Securities shall be pledged to the Administrative Agent pursuant to a Loan Document within five Business Days following such issuance.

SECTION 7.2.10. RESTRICTION ON FUNDAMENTAL CHANGES. The Borrower will not, nor will the Borrower permit any of its Subsidiaries directly or indirectly to, (a) amend, modify or waive any term or provision of its organizational documents, including its articles of incorporation, certificates of designations pertaining to preferred stock, by-laws, partnership agreement or members' agreement except in a manner that would not conflict with any provision of any Loan Document and would not be adverse in any material respect to Lenders, unless required by law; (b) enter into any transaction of merger or consolidation except (i) to consummate a Permitted Acquisition, (ii) upon not less than five (5) Business Days prior written notice to the Administrative Agent, any Subsidiary Guarantor (other than Taylor Holding Co.) may be merged or consolidated with or into

                                      -75-
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       another Subsidiary Guarantor (other than Taylor Holding Co.), and (iii)
       the Borrower and its Subsidiaries may enter into an agreement to effect any merger or consolidation, the closing of which is conditioned upon the payment in full in cash of all of the Obligations (other than contingent indemnification obligations to the extent no unsatisfied claim giving rise thereto has been asserted) and the termination of the Revolving Loan Commitment; (c) liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution), except if it is permitted by CLAUSE (b) or
       (i) to the extent such Subsidiary is dormant, (ii) to the extent such dissolution, wind-up or liquidation will not have a Material Adverse Effect, or (iii) the Administrative Agent shall have consented thereto; or (d) except for Permitted Acquisitions, acquire by purchase or otherwise all or any substantial part of the business or assets of any other Person.

SECTION 7.2.11. DISPOSAL OF ASSETS OR SUBSIDIARY STOCK. The Borrower will not, nor will the Borrower permit any of its Subsidiaries directly or indirectly to, Dispose of, or grant any Person an option to acquire, in one transaction or a series of transactions, any of its property, business or assets, or the Capital Securities of any of its Subsidiaries, whether now owned or hereafter acquired, except for:

(a) sales of inventory, Dispositions of obsolete or slow moving inventory and Dispositions of obsolete or worn out machinery and equipment, in each case made in the ordinary course of business and in a manner consistent with past practices as in effect on the Closing Date;

(b) licensing or sublicensing of intellectual property and general intangibles (including the licensing or granting of rights to sales representatives to sell products of the Borrower and its Subsidiaries) and other property of the Borrower or any of its Subsidiaries, in each case which do not materially interfere with the business of the Borrower or any of its Subsidiaries, made in the ordinary course of business and in a manner consistent with past practices in effect on the Closing Date;

(c) transfers of assets resulting from any casualty or condemnation of such assets;

(d) an agreement to effect the Disposition of all or a portion of the assets of the Borrower or such Subsidiary, the closing of which is conditioned upon the payment in full in cash of all of the Obligations (other than contingent indemnification obligations to the extent no unsatisfied claim giving rise thereto has been asserted) and the termination of the Revolving Loan Commitment;

(e) the sale or discount of overdue accounts receivable arising in the ordinary course of business, but only if no Event of Default exists and only in connection with the compromise or collection thereof;

(f) the sale or other Disposition, in each case for fair market value, of any Investments (exclusive of Investments in Subsidiaries) permitted to be made by SECTION 7.2.5;

(g) the leasing or subleasing of real estate in the ordinary course of business, including entering into renewals or extensions of existing leases, entering into replacement leases, entering into subleases and other similar transactions;

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(h) an Asset Disposition otherwise permitted by SECTION 7.2.10;

(i) the sale or issuance of Capital Securities by a Subsidiary to another wholly owned Subsidiary (other than Taylor Holding Co.) or to the Borrower; PROVIDED, that any Capital Securities issued by a U.S. Subsidiary shall be pledged (together with undated stock powers executed in blank) to the Administrative Agent under a Loan Document within five Business Days following its issuance;

(j) any consignment arrangements or similar arrangements for the sale of assets in the ordinary course of business and consistent with past practices as in effect on the Closing Date;

(k) the Qualified SLB;

(l) Dispositions made by (i) the Borrower to Subsidiary Guarantors (other than Taylor Holding Co.), (ii) Subsidiary Guarantors to other Subsidiary Guarantors (other than Taylor Holding Co.) and (iii) Subsidiary Guarantors to the Borrower;

(m) Dispositions made by the Borrower and/or Subsidiary Guarantors to Foreign Subsidiaries; PROVIDED, that the amount of such Dispositions, when aggregated with (i) the amount of intercompany Indebtedness owed by Foreign Subsidiaries to the Borrower and the Subsidiary Guarantors pursuant to CLAUSE (c)(ii) of SECTION 7.2.2 and (ii) the amount of Investments made by the Borrower and the Subsidiary Guarantors in Foreign Subsidiaries pursuant to CLAUSE (r) of SECTION 7.2.5, shall not exceed $5,000,000 at any time; and

(n) other Asset Dispositions (exclusive of Investments in Subsidiaries and
       Asset Dispositions to Taylor Holding Co.) by the Borrower or any of its Subsidiaries if all of the following conditions are met: (i) the market value of assets Disposed of in any single transaction or series of related transactions does not exceed $750,000 and the aggregate market value of assets Disposed of in any Fiscal Year does not exceed $1,500,000; (ii) the consideration received is approximately equal to the fair market value of such assets; (iii) the sole consideration received is cash; (iv) after giving effect to the Asset Disposition and the repayment of Indebtedness (if any) with the proceeds thereof, the Borrower is in compliance on a PRO FORMA basis with the covenants set forth in SECTION 7.2.4 recomputed for the most recently ended Fiscal Quarter for which information is available and is in compliance with all other terms and conditions contained in this Agreement; and (v) no Default then exists or shall result from such Asset Disposition.

Notwithstanding any of the foregoing, the Borrower will not permit Taylor Holding Co. to assign, pledge (except in favor of the Administrative Agent), sell or otherwise transfer in any manner whatsoever any CBI Senior Subordinated Notes held by Taylor Holding Co. to any Person; PROVIDED, HOWEVER, that Taylor Holding Co. shall be permitted to retire, cancel or otherwise terminate such CBI Senior Subordinated Notes in a manner reasonably satisfactory to the Administrative Agent.

SECTION 7.2.12. CHANGES RELATING TO INDEBTEDNESS/GOLD CONSIGNMENT AGREEMENT. The Borrower will not, nor will the Borrower permit any of its Subsidiaries directly or indirectly to,

                                      -77-
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(a) change or amend the terms of any of its Subordinated Debt, the Seller Notes or the Senior Unsecured Notes if the effect of such amendment is to:

(i) increase the interest rate on such Indebtedness;

(ii) change the dates upon which payments of principal or interest are due on such Indebtedness (other than any changes that would extend the maturity or date of payment of such principal or interest or reduce the amount of such payment);

(iii) change any event of default or add or make more restrictive any covenant with respect to such Indebtedness;

(iv) change the prepayment provisions of such Indebtedness;

(v) change the subordination provisions thereof (or the subordination terms of any guaranty thereof); or

(vi) change or amend any other term if such change or amendment would materially increase the obligations of the obligor or confer additional material rights on the holder of such Indebtedness in a manner adverse to the Borrower, any of its Subsidiaries or the Lenders;

PROVIDED, that CBI will not designate any Indebtedness (other than the Obligations) as "Designated Senior Indebtedness" under clause (i) of the definition thereof under the CBI Indenture, nor will the Borrower or any of its Subsidiaries pay any monetary consideration for any amendments, waiver or other modifications permitted in CLAUSES (i) through (vi) above; or

b) change or amend the terms of the Gold Consignment Agreement if the effect of such amendment is to (i) increase the "Commitment Amount", as such term is defined in the Gold Consignment Agreement, by more than 10% during any Fiscal Year; (ii) change any event of default or add or make more restrictive any covenant with respect thereto; (iii) grant additional collateral (other than that in effect on the Closing Date); or
       (iv) change or amend any other term if such change or amendment would (A) materially increase the monetary obligations of the obligor or (B) confer additional material rights on the holder of the Gold Consignment Agreement in a manner adverse to the Lenders.

SECTION 7.2.13. TRANSACTIONS WITH AFFILIATES. The Borrower will not, nor will the Borrower permit any of its Subsidiaries directly or indirectly to, enter into or permit to exist any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any management, consulting, investment banking, advisory or other similar services) with any Affiliate or with any director, officer or employee of any Obligor, except

(a) payments of the management fees as set forth on ITEM 7.2.13 of the Disclosure Schedule not to exceed $3,000,000 in any Fiscal Year; provided that the maximum amount of fees for any Fiscal Year may be increased by an amount equal to the lesser of (a) $1,000,000 and (b) the sum of (i) 6% of the increase, if any, in EBITDA for such Fiscal Year resulting from Permitted Acquisitions consummated during such Fiscal Year and (ii) the lesser of (x) 6% of the increase, if any, in EBITDA for such Fiscal Year due to equity

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       contributions to the Borrower and its Subsidiaries made by CHP during such Fiscal Year for purposes other than to consummate Permitted Acquisitions and (y) 25% of the aggregate amount of equity contributions to the Borrower and its Subsidiaries made by CHP during such Fiscal Year for purposes other than to consummate Permitted Acquisitions. Notwithstanding any of the foregoing, payments of management fees pursuant to this Section may only be made so long as both before and after giving effect to any such payment no Default shall have occurred and be continuing and the Borrower is in compliance with the covenants set forth in SECTION 7.2.4 assuming that the payment proposed to be made had been made on the last day of the calendar quarter most recently ended (PROVIDED, however after the cure or waiver of any such Event of Default or financial covenant non-compliance, the Borrower may pay management fees that were not paid as a result of the existence of such Event of Default or financial covenant non-compliance);

(b) transactions (other than those described in CLAUSE (c) below) in the ordinary course of business and pursuant to the reasonable requirements of the business of the Borrower and its Subsidiaries and upon fair and reasonable terms which are fully disclosed to the Administrative Agent (PROVIDED, that the terms of transactions with portfolio companies of CHP are not required to be disclosed to the Administrative Agent) and are no less favorable to the Borrower or Subsidiary than would be obtained in a comparable arm's length transaction with a Person that is not an Affiliate;

(c) payments of brokerage, investment bankers, director and other comparable fees upon fair and reasonable terms, are no less favorable to the Borrower or Subsidiary than would be obtained in a comparable arm's length transaction with a Person that is not an Affiliate and the aggregate amount of all payments made by the Borrower and its Subsidiaries in connection therewith do not exceed $750,000 during any Fiscal Year and $2,000,000 during the term of this Agreement;

(d) payment of reasonable compensation (including reasonable bonuses) to officers and employees for services actually rendered to the Borrower or a Subsidiary of the Borrower; and

(e) transactions among the Borrower and its Subsidiaries (and among Subsidiaries) otherwise permitted herein.

SECTION 7.2.14. NO RESTRICTIONS ON SUBSIDIARY DISTRIBUTIONS TO OBLIGORS. Except as provided herein, the Borrower will not, nor will the Borrower permit any of its Subsidiaries directly or indirectly to, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any such Subsidiary to:

          (a) pay dividends or make any other distribution on any of such Subsidiary's Capital Securities owned by the Borrower or any Obligor;

          (b) pay any Indebtedness owed to the Borrower or any other Obligor;

          (c) make loans or advances to the Borrower or any other Obligor;

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          (d) transfer any of its property or assets to the Borrower or any other Obligor;

          (e) create or assume any Lien upon its properties, revenues or assets, whether now owned or hereafter acquired; or

          (f) amend or otherwise modify any Loan Document.

The foregoing prohibitions shall not apply to restrictions contained (i) in any Loan Document or (ii) in the case of CLAUSE (c), any agreement governing any Indebtedness permitted by CLAUSE (e) of SECTION 7.2.2 as to the assets financed with the proceeds of such Indebtedness.

SECTION 7.2.15. SALE AND LEASEBACK; LANDLORD WAIVER. (a) The Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly enter into any Sale and Leaseback Transaction; PROVIDED that the Borrower may enter into the Qualified SLB so long as (i) no Default has occurred and is continuing or would result therefrom and (ii) the Borrower shall have provided the Administrative Agent written notice of the Qualified SLB at least 15 Business Days prior to the consummation thereof.

(b) The Borrower shall use its best efforts to have the lessor of the property that is the subject of the Qualified SLB (prior to the consummation of the Qualified SLB) execute and deliver to the Administrative Agent a waiver (with respect to the lease for such property) in form and substance reasonably satisfactory to the Administrative Agent; PROVIDED, that until the Administrative Agent receives a copy of such waiver, duly executed by such lessor, or in the event such best efforts do not result in the delivery of such a waiver, the Borrowing Base Amount shall be reduced by an amount equal to six (6) months of the then current rent under the terms of the lease relating to the property that is the subject of the Qualified SLB.

SECTION 7.2.16. SUBSIDIARIES. The Borrower will not, nor will the Borrower permit any of its Subsidiaries directly or indirectly to, establish, create or acquire any new Subsidiary, except that the Borrower and its Subsidiaries (other than Taylor Holding Co.) may establish, create or acquire Subsidiaries to consummate a Permitted Acquisition. The Borrower shall give the Administrative Agent at least ten (10) Business Days' advance written notice of the establishment, creation or acquisition of any such Subsidiary and shall comply with SECTION 7.1.8.

SECTION 7.2.17. ACCOUNTING CHANGES. The Borrower will not, and will not permit any of its Subsidiaries to, change its or their Fiscal Year.

                                  ARTICLE VIII
                                EVENTS OF DEFAULT

SECTION 8.1. LISTING OF EVENTS OF DEFAULT. Each of the following events or occurrences described in this Article shall constitute an "EVENT OF DEFAULT".

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SECTION 8.1.1. PAYMENT. The Borrower shall default in the payment or prepayment when due of

(a) any payment of principal of any Loan when due, or to reimburse the Administrative Agent for any Reimbursement Obligation or any deposit of cash for collateral purposes pursuant to SECTION 2.6.4; or

(b) any interest on any Loan, or any fee described in Article III or any other monetary Obligation, and such default shall continue unremedied for a period of five days after such amount was due.

SECTION 8.1.2. BREACH OF WARRANTY. Any representation, warranty, certification or other statement made by any Obligor in any Loan Document or in any statement or certificate at any time given by such Person in writing pursuant or in connection with any Loan Document is false in any material respect on the date made.

SECTION 8.1.3. BREACH OF CERTAIN PROVISIONS. Failure of the Borrower or a Subsidiary to perform or comply with any term or condition contained in
       (i) SECTION 7.2 (other than SECTION 7.2.1), SECTION 7.1.1, SECTION 7.1.7 or SECTION 7.1.10; or (ii) that portion of SECTION 7.1.3 relating to the Borrower's and its Subsidiaries' obligation to maintain insurance and such failure is not remedied or waived within five (5) days of such failure; or (iii) SECTION 7.1.4 or SECTION 7.2.1 and such failure is not remedied or waived within ten (10) days of such failure.

SECTION 8.1.4. OTHER DEFAULTS UNDER LOAN DOCUMENTS. The Borrower or any other Obligor defaults in the performance of or compliance with any term contained in this Agreement or the other Loan Documents and such default is not remedied or waived within thirty (30) days after receipt by the Borrower of notice from the Administrative Agent or the Required Lenders of such default (other than occurrences described in other provisions of this Article for which a different grace or cure period is specified or which constitute immediate Events of Default).

SECTION 8.1.5. DEFAULT IN OTHER AGREEMENTS. (i) Failure of the Borrower or any of its Subsidiaries to pay when due (whether by acceleration or otherwise) or within any applicable grace period any principal or stated amount of, or interest on, Indebtedness (other than the Credit Extensions) or any Contingent Liability or (ii) breach or default of the Borrower or any of its Subsidiaries, or the occurrence of any condition or event, with respect to any Indebtedness (other than the Credit Extensions) or any Contingent Liabilities, if the effect of such failure to pay, breach, default or occurrence is to cause, or to permit the holder or holders (or, if applicable, the trustee or agent for such holders) then to cause, Indebtedness and/or Contingent Liabilities having an individual principal amount in excess of $500,000 or having an aggregate principal (or stated) amount in excess of $1,000,000 to become or be declared due prior to their stated maturity or to require such Indebtedness and/or Contingent Liabilities to be redeemed, purchased or defeased (or require an offer to be made to the holders thereof to redeem, purchase or defease such Indebtedness and/or Contingent Liabilities).

                                      -81-
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SECTION 8.1.6. JUDGMENTS AND ATTACHMENTS. Any money judgment (other than those described in SECTION 8.1.9) involving (1) an amount in any individual case in excess of $500,000 or (2) an amount in the aggregate at any time in excess of $1,000,000 (in either case to the extent not adequately covered by insurance) is entered or filed against the Borrower or any of its Subsidiaries or any of their respective assets and remains undischarged, unvacated, unbonded or unstated for a period of sixty (60) days or in any event later than five (5) Business Days prior to the date of any proposed sale of assets thereunder with a fair market or book value in excess of $250,000 in the aggregate.

SECTION 8.1.7. ERISA; PENSION PLANS. Either (i) the Borrower or any of its Affiliates fails to make full payment when due of all amounts which, under the provisions of any employee benefit plans or any applicable provisions of the Code, any such Person is required to pay as contributions thereto and such failure results in or is likely to result in a Material Adverse Effect; or (ii) an accumulated funding deficiency in excess of $1,000,000 occurs or exists, whether or not waived, with respect to any such employee benefit plans; or (iii) any employee benefit plan loses its status as a qualified plan under the Code which results in or could reasonably be expected to result in a Material Adverse Effect.

SECTION 8.1.8. CHANGE IN CONTROL. Any Change in Control shall occur.

SECTION 8.1.9. INVOLUNTARY BANKRUPTCY; APPOINTMENT OF RECEIVER, ETC. Any of the following events shall occur:

(a) a court enters a decree or order for relief with respect to the Borrower or any of its Subsidiaries (other than the Mexican Subsidiary) in an involuntary case under the Bankruptcy Code, which decree or order is not stayed or other similar relief is not granted under any applicable federal or state law; or

(b) the continuance of any of the following events for seventy-five (75) days unless dismissed, stayed, bonded or discharged; (i) an involuntary case is commenced against the Borrower or any of its Subsidiaries (other than the Mexican Subsidiary), under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect; or (ii) a decree or order of a court for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over the Borrower or any of its Subsidiaries (other than the Mexican Subsidiary), or over all or a substantial part of its property, is entered; or (iii) an interim receiver, trustee or other custodian is appointed without the consent of the Borrower or any of its Subsidiaries (other than the Mexican Subsidiary), for all or a substantial part of the property of any such Person; or

(c) the Borrower or any of its Subsidiaries (other than the Mexican Subsidiary) commences a voluntary case under the Bankruptcy Code, or consents to the entry of an order for relief in an involuntary case or to the conversion of an involuntary case to be a voluntary case under any such law or consents to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; or

(d) the Borrower or any of its Subsidiaries (other than the Mexican Subsidiary) makes any assignment for the benefit of creditors; or

                                      -82-
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(e) the Board of Directors of the Borrower or any of its Subsidiaries (other than the Mexican Subsidiary) adopts any resolution or otherwise authorizes action to approve any of the actions referred to in this section.

SECTION 8.1.10. FAILURE OF SECURITY. The Administrative Agent, for the benefit of the Administrative Agent and the Secured Parties, does not have or ceases to have a valid and perfected first priority security interest free and clear of all Liens or claims (except for Liens permitted pursuant to SECTION 7.2.3) in all or any substantial portion of the Collateral, in each case, for any reason other than the failure of the Administrative Agent to take any action within its control.

SECTION 8.1.11. FAILURE OF SUBORDINATION. Unless otherwise waived or consented to by the Administrative Agent, the Lenders and the Issuers in writing, the subordination provisions relating to any Subordinated Debt or Seller
       Note Indebtedness (the "SUBORDINATION PROVISIONS") shall fail to be enforceable by the Administrative Agent, the Lenders and the Issuers in accordance with the terms thereof, or the monetary Obligations shall fail to constitute "Senior Indebtedness" (or similar term) referring to the Obligations; or the Borrower or any of its Subsidiaries shall, directly or indirectly, disavow or contest in any manner (i) the effectiveness, validity or enforceability of any of the Subordination Provisions, (ii) that the Subordination Provisions exist for the benefit of the Administrative Agent, the Lenders and the Issuers or (iii) that all payments of principal of or premium and interest on the Subordinated Debt or Seller Note Indebtedness, or realized from the liquidation of any property of any Obligor, shall be subject to any of such Subordination Provisions.

SECTION 8.1.12. DAMAGES; CASUALTY. Any material damage to, or loss, theft or destruction of, any Collateral, whether or not insured, or any lockout, embargo, condemnation, act of God or public enemy, or other casualty or any other event which causes, for more than thirty (30) consecutive days, the cessation or substantial curtailment of revenue producing activities at any facility of the Borrower or any of its Subsidiaries, if any such event or circumstance could reasonably be expected to have a Material Adverse Effect.

SECTION 8.1.13. LICENSES AND PERMITS. The loss, suspension or revocation of, or failure to renew, any license or permit now held or hereafter acquired by the Borrower or any of its Subsidiaries, if such loss, suspension, revocation or failure to renew could reasonably be expected to have a Material Adverse Effect.

SECTION 8.1.14. CHANGE OF CONTROL/ASSET SALE UNDER CBI INDENTURE. A "CHANGE OF CONTROL" or "ASSET SALE", each as defined in the CBI Indenture, shall occur.

SECTION 8.1.15. NET OPERATING LOSSES. A change in the ownership of any stock issued by the Borrower or CBI shall occur and (i) as a result of such change in stock ownership, CBI shall experience an "ownership change" within the meaning of Section 382 of the Code, (ii) as a result of such ownership change, the ability of CBI or the affiliated group of corporations for Federal income tax purposes that includes CBI (the "CBI AFFILIATED GROUP") to use net operating losses ("NOLs") to offset taxable income earned by CBI or the CBI Affiliated Group is restricted, and (iii) such restriction would result in an

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       increase in the Federal income tax liability of CBI or the CBI Affiliated
       Group and, in the year such ownership change occurs or any later taxable year, would reduce the amount of NOLs available to offset taxable income earned by CBI or the CBI Affiliated Group by at least $10,000,000.

SECTION 8.1.16. INJUNCTION. The Borrower and its Subsidiaries taken as a whole are enjoined, restrained or in any way prevented by the order of any court or any administrative or regulatory agency from conducting all or any material part of its business for more than thirty (30) days if any such event or circumstances could reasonably be expected to have a Material Adverse Effect.

SECTION 8.1.17. ENVIRONMENTAL MATTERS. The Borrower or any of its Subsidiaries fails to: (i) obtain or maintain any operating licenses or permits required by Environmental Law; (ii) begin, continue or complete any remediation activities as required by any Environmental Law; (iii) store or dispose of any Hazardous Materials in accordance with applicable Environmental Laws; or (iv) comply with any Environmental Law; if any such failure, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

SECTION 8.1.18. DISSOLUTION. Any order, judgment or decree is entered against the Borrower or any of its Subsidiaries (other than the Mexican Subsidiary) decreeing the dissolution of any such Person and such order remains undischarged, unvacated, unbonded or unstayed for a period in excess of fifteen (15) days.

SECTION 8.1.19. SOLVENCY. The Borrower or any Subsidiary Guarantor admits in writing its present or prospective inability to pay its debts as they become due.

SECTION 8.1.20. INVALIDITY OF LOAN DOCUMENTS. Any of the Loan Documents for any reason, other than a partial or full release in accordance with the terms thereof, ceases to be in full force and effect or is declared to be null and void (and, if such invalidity is such so as to be amenable to cure without disadvantaging the position of the Lenders thereunder, the Borrower shall have failed to cure such invalidity within thirty (30) days after notice from the Administrative Agent), or any Obligor denies that it has any further liability under any Loan Documents to which it is party, or gives notice to such effect (except as such Loan Documents may be terminated or no longer in force and effect in accordance with the terms thereof).

SECTION 8.1.21. EVENT OF DEFAULT UNDER GOLD CONSIGNMENT AGREEMENT. The existence of an "EVENT OF DEFAULT", as defined in the Gold Consignment Agreement.

SECTION 8.1.22. CONDUCT OF BUSINESS. Taylor Holding Co. engages in any type of business activity other than (i) the ownership of 1% of the Capital Securities of Taylor, (ii) the ownership of the CBI Senior Subordinated Notes owned by it as of the Closing Date and (iii) the performance of its obligations under the Loan Documents to which it is a party.

SECTION 8.2. ACTION IF BANKRUPTCY. If any Event of Default described in CLAUSES
       (a) through (d) of SECTION 8.1.9 with respect to the Borrower shall occur, the Commitments (if not theretofore terminated) shall automatically terminate and the outstanding principal

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       amount of all outstanding Loans and all other Obligations (including
       Reimbursement Obligations) shall automatically be and become immediately due and payable, without notice or demand to any Person, each Obligor shall automatically and immediately be obligated to Cash Collateralize all Letter of Credit Outstandings and the Obligations of each Subsidiary Guarantor under the Subsidiary Guaranty shall automatically be deemed accelerated.

SECTION 8.3. ACTION IF OTHER EVENT OF DEFAULT. If any Event of Default (other than any Event of Default described in CLAUSES (a) through (D) of SECTION
       8.1.9 with respect to the Borrower) shall occur for any reason, whether voluntary or involuntary, and be continuing, the Administrative Agent, upon the direction of the Required Lenders, shall by notice to the Borrower declare all or any portion of the outstanding principal amount of the Loans and other Obligations (including Reimbursement Obligations) to be due and payable and/or the Commitments (if not theretofore terminated) to be terminated, whereupon the full unpaid amount of such Loans and other Obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment, and/or, as the case may be, the Commitments shall terminate and the Borrower shall automatically and immediately be obligated to Cash Collateralize all Letter of Credit Outstandings. At such time the obligations of each Subsidiary Guarantor under the Subsidiary Guaranty shall automatically be deemed accelerated.

                                   ARTICLE IX
                            THE ADMINISTRATIVE AGENT

SECTION 9.1. ACTIONS. Each Lender hereby appoints Scotia Capital as its Administrative Agent under and for purposes of each Loan Document. Each Lender authorizes the Administrative Agent to act on behalf of such Lender under each Loan Document and, in the absence of other written instructions from the Required Lenders received from time to time by the Administrative Agent (with respect to which the Administrative Agent agrees that it will comply, except as otherwise provided in this Section or as otherwise advised by counsel in order to avoid contravention of applicable law), to exercise such powers hereunder and thereunder as are specifically delegated to or required of the Administrative Agent by the terms hereof and thereof, together with such powers as may be incidental thereto. Each Lender hereby indemnifies (which indemnity shall survive any termination of this Agreement) the Administrative Agent, PRO RATA according to such Lender's proportionate Total Exposure Amount, from and against any and all liabilities, obligations, losses, damages, claims, costs or expenses of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against, the Administrative Agent in any way relating to or arising out of any Loan Document, (including attorneys' fees), and as to which the Administrative Agent is not reimbursed by the Borrower; PROVIDED, HOWEVER, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, claims, costs or expenses which are determined by a court of competent jurisdiction in a final proceeding to have resulted from the Administrative Agent's gross negligence or wilful misconduct. The Administrative Agent shall not be required to take any action under any Loan Document, or to prosecute or defend any suit in respect of any Loan Document, unless it is

                                      -85-
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       indemnified hereunder to its satisfaction. If any indemnity in favor of the Administrative Agent shall be or become, in the Administrative Agent's determination, inadequate, the Administrative Agent may call for additional indemnification from the Lenders and cease to do the acts indemnified against hereunder until such additional indemnity is given.

SECTION 9.2. FUNDING RELIANCE, ETC. Unless the Administrative Agent shall have been notified in writing by any Lender by 3:00 p.m. on the Business Day prior to a Borrowing that such Lender will not make available the amount which would constitute its Percentage of such Borrowing on the date specified therefor, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent and, in reliance upon such assumption, make available to the Borrower a corresponding amount. If and to the extent that such Lender shall not have made such amount available to the Administrative Agent, such Lender and the Borrower severally agree to repay the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date the Administrative Agent made such amount available to the Borrower to the date such amount is repaid to the Administrative Agent, at the interest rate applicable at the time to Loans comprising such Borrowing (in the case of the Borrower) and (in the case of a Lender), at the Federal Funds Rate (for the first two Business Days after which such amount has not been repaid), and thereafter at the interest rate applicable to Loans comprising such Borrowing.

SECTION 9.3. EXCULPATION. Neither the Administrative Agent nor any of its directors, officers, employees or agents shall be liable to any Secured Party for any action taken or omitted to be taken by it under any Loan Document, or in connection therewith, except for its own wilful misconduct or gross negligence, nor responsible for any recitals or warranties herein or therein, nor for the effectiveness, enforceability, validity or due execution of any Loan Document, nor for the creation, perfection or priority of any Liens purported to be created by any of the Loan Documents, or the validity, genuineness, enforceability, existence, value or sufficiency of any collateral security, nor to make any inquiry respecting the performance by any Obligor of its Obligations. Any such inquiry which may be made by the Administrative Agent shall not obligate it to make any further inquiry or to take any action. The Administrative Agent shall be entitled to rely upon advice of counsel concerning legal matters and upon any notice, consent, certificate, statement or writing which the Administrative Agent believes to be genuine and to have been presented by a proper Person.

SECTION 9.4. SUCCESSOR. The Administrative Agent may resign as such at any time upon at least 30 days' prior notice to the Borrower and all Lenders. If the Administrative Agent at any time shall resign, the Required Lenders may appoint another Lender as a successor Administrative Agent which shall thereupon become the Administrative Agent hereunder. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent's giving notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be one of the Lenders or a commercial banking institution organized under the laws of the United States (or any State thereof) or a United States branch or agency of a commercial banking institution, and having a combined capital and surplus of

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       at least $250,000,000; PROVIDED, HOWEVER, that if, such retiring
       Administrative Agent is unable to find a commercial banking institution which is willing to accept such appointment and which meets the qualifications set forth in above, the retiring Administrative Agent's resignation shall nevertheless thereupon become effective and the Lenders shall assume and perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor as provided for above. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall be entitled to receive from the retiring Administrative Agent such documents of transfer and assignment as such successor Administrative Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under the Loan Documents. After any retiring Administrative Agent's resignation hereunder as the Administrative Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under the Loan Documents, and SECTION 10.3 and SECTION 10.4 shall continue to inure to its benefit.

SECTION 9.5. LOANS BY SCOTIA CAPITAL. Scotia Capital shall have the same rights and powers with respect to (x) the Credit Extensions made by it or any of its Affiliates, and (y) the Notes held by it or any of its Affiliates as any other Lender and may exercise the same as if it were not the Administrative Agent. Scotia Capital and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Subsidiary or Affiliate of the Borrower as if Scotia Capital were not the Administrative Agent hereunder.

SECTION 9.6. CREDIT DECISIONS. Each Lender acknowledges that it has, independently of the Administrative Agent and each other Lender, and based on such Lender's review of the financial information of the Borrower, the Loan Documents (the terms and provisions of which being satisfactory to such Lender) and such other documents, information and investigations as such Lender has deemed appropriate, made its own credit decision to extend its Commitments. Each Lender also acknowledges that it will, independently of the Administrative Agent and each other Lender, and based on such other documents, information and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under the Loan Documents.

SECTION 9.7. COPIES, ETC. The Administrative Agent shall give prompt notice to each Lender of each notice or request required or permitted to be given to the Administrative Agent by the Borrower or any other Obligor pursuant to the terms of the Loan Documents (unless concurrently delivered to the Lenders by the Borrower or such Obligor). The Administrative Agent will distribute to each Lender each document or instrument received for its account and copies of all other communications received by the Administrative Agent from the Borrower or any other Obligor for distribution to the Lenders by the Administrative Agent in accordance with the terms of the Loan Documents. The Administrative Agent will distribute to each Lender copies of notices

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       received by the Administrative Agent in its capacity as "Agent" under the
       Intercreditor Agreement.

SECTION 9.8. RELIANCE BY ADMINISTRATIVE AGENT. The Administrative Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telecopy, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Administrative Agent. As to any matters not expressly provided for by the Loan Documents, the Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, thereunder in accordance with instructions given by the Required Lenders or all of the Lenders as is required in such circumstance, and such instructions of such Lenders and any action taken or failure to act pursuant thereto shall be binding on all Secured Parties. For purposes of applying amounts in accordance with this Section, the Administrative Agent shall be entitled to rely upon any Secured Party that has entered into a Rate Protection Agreement with any Obligor for a determination (which such Secured Party agrees to provide or cause to be provided upon request of the Administrative Agent) of the outstanding Obligations owed to such Secured Party under any Rate Protection Agreement. Unless it has actual knowledge evidenced by way of written notice from any such Secured Party and the Borrower to the contrary, the Administrative Agent, in acting in such capacity under the Loan Documents, shall be entitled to assume that no Rate Protection Agreements or Obligations in respect thereof are in existence or outstanding between any Secured Party and any Obligor.

SECTION 9.9. DEFAULTS. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of a Default unless the Administrative Agent has received a written notice from a Lender or the Borrower specifying such Default and stating that such notice is a "Notice of Default". In the event that the Administrative Agent receives such a notice of the occurrence of a Default, the Administrative Agent shall give prompt notice thereof to the Lenders. The Administrative Agent shall (subject to SECTION 10.1) take such action with respect to such Default as shall be directed by the Required Lenders; PROVIDED, that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interest of the Secured Parties except to the extent that this Agreement expressly requires that such action be taken, or not be taken, only with the consent or upon the authorization of the Required Lenders or all Lenders.

SECTION 9.10. OTHER AGENTS. Each Person identified on the signature pages of this Agreement as the "Syndication Agent" or the "Documentation Agent" shall not have any right, power, obligation, liability, responsibility or duty under this Agreement (or any other Loan Document) other than those applicable to it in its capacity as a Lender to the extent it is a Lender hereunder. Without limiting the foregoing, the Lender so identified as the "Syndication Agent" or the "Documentation Agent" shall not have or be deemed to have any fiduciary relationship with any Lender. Each Person party hereto acknowledges that it has not relied, and will not rely, on any Person so identified as the "Syndication Agent" or the "Documentation Agent" in deciding to enter into this Agreement and each other

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       Loan Document to which it is a party or in taking or not taking action hereunder or thereunder.

                                   ARTICLE X
                            MISCELLANEOUS PROVISIONS

SECTION 10.1. WAIVERS, AMENDMENTS, ETC. The provisions of each Loan Document may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Borrower and the Required Lenders; PROVIDED, HOWEVER, that no such amendment, modification or waiver shall:

(a) modify this Section without the consent of all Lenders;

(b) increase the aggregate amount of any Credit Extensions required to be made by a Lender pursuant to its Commitments, extend the final Commitment Termination Date of Credit Extensions made (or participated in) by a Lender or extend the final Stated Maturity Date for any Lender's Loan, in each case without the consent of such Lender (it being agreed, however, that any vote to rescind any acceleration made pursuant to SECTION 8.2 and SECTION 8.3 of amounts owing with respect to the Loans and other Obligations shall only require the vote of the Required Lenders);

(c) reduce the principal amount of or rate of interest on any Lender's Loan, reduce any fees payable to any Lender or extend the date on which interest or fees are payable in respect of such Lender's Loans, in each case without the consent of such Lender;

(d) reduce the percentage set forth in the definition of "Required Lenders" or modify any requirement hereunder that any particular action be taken by all Lenders without the consent of all Lenders;

(e) increase the Stated Amount of any Letter of Credit unless consented to by the Issuer of such Letter of Credit;

(f) except as otherwise expressly provided in a Loan Document, release (i) the Borrower from its Obligations under the Loan Documents or any Subsidiary Guarantor from its obligations under a Guaranty or (ii) all or a significant portion of the collateral under the Loan Documents, in each case without the consent of all Lenders;

(g) affect adversely the interests, rights or obligations of the Administrative Agent (in its capacity as the Administrative Agent) or any Issuer (in its capacity as Issuer) or the Swing Line Lender, unless consented to by the Administrative Agent or such Issuer, as the case may be; or

(h) change the definition of "Borrowing Base Amount", "Eligible Account", "Eligible Inventory" or "Net Asset Value" (in each case if the effect of such change would be to require a Lender to make or participate in a Credit Extension in an amount that is greater than such Lender would have had to make or participate in immediately prior to such change).

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No failure or delay on the part of any Secured Party in exercising any power or right under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on any Obligor in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by any Secured Party under any Loan Document shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

SECTION 10.2. NOTICES; TIME. All notices and other communications provided under each Loan Document shall be in writing or by facsimile and addressed, delivered or transmitted, if to the Borrower or the Administrative Agent, at its address or facsimile number set forth below its signature in this Agreement, and if to a Lender or Issuer to the applicable Person at its address or facsimile number set forth on SCHEDULE II hereto or set forth in the Lender Assignment Agreement, or at such other address or facsimile number as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when the confirmation of transmission thereof is received by the transmitter. The parties hereto agree that delivery of an executed counterpart of a signature page to this Agreement and each other Loan Document by facsimile shall be effective as delivery of an original executed counterpart of this Agreement or such other Loan Document. Unless otherwise indicated, all references to the time of a day in a Loan Document shall refer to New York time.

SECTION 10.3. PAYMENT OF COSTS AND EXPENSES. The Borrower agrees to pay on demand all expenses of the Administrative Agent (including the fees and out-of-pocket expenses of Mayer, Brown, Rowe & Maw, counsel to the Administrative Agent and of local counsel, if any, who may be retained by or on behalf of the Administrative Agent) in connection with

(a) the negotiation, preparation, execution and delivery of each Loan Document, including schedules and exhibits, and any amendments, waivers, consents, supplements or other modifications to any Loan Document as may from time to time hereafter be required, whether or not the transactions contemplated hereby are consummated; and

(b) the filing or recording of any Loan Document (including the Filing Statements) and all amendments, supplements, amendment and restatements and other modifications to any thereof, searches made following the Effective Date in jurisdictions where Filing Statements (or other documents evidencing Liens in favor of the Secured Parties) have been recorded and any and all other documents or instruments of further assurance required to be filed or recorded by the terms of any Loan Document; and

(c) the preparation and review of the form of any document or instrument relevant to any Loan Document.

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The Borrower further agrees to pay, and to save each Secured Party harmless from all liability for any Other Taxes as provided in SECTION 4.6. The Borrower also agrees to reimburse each Secured Party upon demand for all reasonable out-of-pocket expenses (including reasonable attorneys' fees and legal expenses of counsel to each Secured Party) incurred by such Secured Party in connection with (x) the negotiation of any restructuring or "work-out" with the Borrower, whether or not consummated, of any Obligations and (y) the enforcement of any Obligations.

SECTION 10.4. INDEMNIFICATION. In consideration of the execution and delivery of this Agreement by each Secured Party, the Borrower hereby indemnifies, exonerates and holds each Secured Party and each of their respective officers, directors, employees and agents (collectively, the "INDEMNIFIED PARTIES") free and harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities and damages, and expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys' fees and disbursements, whether incurred in connection with actions between or among the parties hereto or the parties hereto and third parties (collectively, the "INDEMNIFIED LIABILITIES"), incurred by the Indemnified Parties or any of them as a result of, or arising out of, or relating to

(a) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Credit Extension;

(b) the entering into and performance of any Loan Document by any of the Indemnified Parties (including any action brought by or on behalf of the Borrower as the result of any determination by the Required Lenders pursuant to ARTICLE V not to fund any Credit Extension, provided that any such action is resolved in favor of such Indemnified Party);

(c) any investigation, litigation or proceeding related to any acquisition or proposed acquisition by any Obligor or any Subsidiary thereof of all or any portion of the Capital Securities or assets of any Person, whether or not an Indemnified Party is party thereto;

(d) any investigation, litigation or proceeding related to any environmental cleanup, audit, compliance or other matter relating to the protection of the environment or the Release by any Obligor or any Subsidiary thereof of any Hazardous Material;

(e) the presence on or under, or the Release from, any real property owned or operated by any Obligor or any Subsidiary thereof of any Hazardous Material (including any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under any Environmental Law), regardless of whether caused by, or within the control of, such Obligor or Subsidiary; or

(f) each Lender's Environmental Liability (the indemnification herein shall survive repayment of the Obligations and any transfer of the property of any Obligor or its Subsidiaries by foreclosure or by a deed in lieu of foreclosure for any Lender's Environmental Liability, regardless of whether caused by, or within the control of, such Obligor or such Subsidiary);

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       except for Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the relevant Indemnified Party's gross negligence or wilful misconduct. Each Obligor and its successors and assigns hereby waive, release and agree not to make any claim or bring any cost recovery action against, any Indemnified Party under CERCLA or any state equivalent, or any similar law now existing or hereafter enacted. It is expressly understood and agreed that to the extent that any Indemnified Party is strictly liable under any Environmental Laws, each Obligor's obligation to such Indemnified Party under this indemnity shall likewise be without regard to fault on the part of any Obligor with respect to the violation or condition which results in liability of an Indemnified Party. If and to the extent that the foregoing undertaking may be unenforceable for any reason, each Obligor agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

SECTION 10.5. SURVIVAL. The obligations of the Borrower under SECTIONS 4.3, 4.4, 4.5, 4.6, 10.3 and 10.4, and the obligations of the Lenders under SECTION 9.1, shall in each case survive any assignment from one Lender to another (in the case of SECTIONS 10.3 and 10.4) and the occurrence of the Termination Date. The representations and warranties made by each Obligor in each Loan Document shall survive the execution and delivery of such Loan Document.

SECTION 10.6. SEVERABILITY. Any provision of any Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 10.7. HEADINGS. The various headings of each Loan Document are inserted for convenience only and shall not affect the meaning or interpretation of such Loan Document or any provisions thereof.

SECTION 10.8. EXECUTION IN COUNTERPARTS, EFFECTIVENESS, ETC. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement. This Agreement shall become effective when counterparts hereof executed on behalf of the Borrower, the Administrative Agent and each Lender (or notice thereof satisfactory to the Administrative Agent), shall have been received by the Administrative Agent.

SECTION 10.9. GOVERNING LAW; ENTIRE AGREEMENT. EACH LOAN DOCUMENT (OTHER THAN THE LETTERS OF CREDIT, TO THE EXTENT SPECIFIED BELOW AND EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN A LOAN DOCUMENT) WILL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). EACH LETTER OF CREDIT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OR RULES DESIGNATED IN SUCH LETTER OF CREDIT, OR IF NO LAWS OR RULES ARE DESIGNATED, THE

       INTERNATIONAL STANDBY PRACTICES (ISP98 - INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NUMBER 590 (THE "ISP RULES")) AND, AS TO MATTERS NOT GOVERNED BY THE ISP RULES, THE INTERNAL LAWS OF THE STATE OF NEW YORK. The Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter thereof and supersede any prior agreements, written or oral, with respect thereto.

SECTION 10.10. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; PROVIDED, HOWEVER, that the Borrower may not assign or transfer its rights or obligations hereunder without the consent of all Lenders.

SECTION 10.11. SALE AND TRANSFER OF CREDIT EXTENSIONS; PARTICIPATIONS IN CREDIT EXTENSIONS AND NOTES. Each Lender may assign, or sell participations in, its Loans, Letters of Credit and Commitments to one or more other Persons in accordance with this the terms set forth below.

SECTION 10.11.1. ASSIGNMENTS. Any Lender, pursuant to a Lender Assignment Agreement,

(a) with the consent of the Borrower, the Administrative Agent, the Issuer (if different) and the Swing Line Lender (if different) (which consents shall not be unreasonably delayed or withheld and, which consent, in the case of the Borrower, shall not be required during the continuation of an Event of Default; PROVIDED, HOWEVER, that the Administrative Agent, the Borrower, the Issuer and the Swing Line Lender may withhold such consent in their sole discretion to an assignment to a Person not satisfying the credit ratings set forth in CLAUSE (f)) may at any time assign and delegate to one or more commercial banks or other financial institutions; and

(b) upon notice to the Borrower, the Administrative Agent, the Issuer and the Swing Line Lender, upon the Administrative Agent's acknowledgment on a Lender Assignment Agreement, may assign and delegate to any of its Affiliates or to any other Lender;

(each Person described in either of the foregoing clauses as being the Person to whom such assignment and delegation is to be made, being hereinafter referred to as an "ASSIGNEE LENDER"), all or any fraction of such Lender's Loans, Letter of Credit Outstandings and Commitments in a minimum aggregate amount of $2,500,000 (or, if less, the entire remaining amount of such Lender's Loans, Letter of Credit Outstandings and Commitments). Each Obligor and the Administrative Agent shall be entitled to continue to deal solely and directly with a Lender in connection with the interests so assigned and delegated to an Assignee Lender until

(c) notice of such assignment and delegation, together with (i) payment instructions, (ii) the Internal Revenue Service forms or other statements contemplated or required to be delivered pursuant to SECTION 4.6, if applicable, and (iii) addresses and related information with respect to such Assignee Lender, shall have been delivered to the Borrower and the Administrative Agent by such assignor Lender and such Assignee Lender;

(d) such Assignee Lender shall have executed and delivered to the Borrower and the Administrative Agent a Lender Assignment Agreement, accepted by the Administrative Agent; and

(e) the processing fees described below shall have been paid.

From and after the date that the Administrative Agent accepts such Lender Assignment Agreement and such assignment is registered with Register pursuant to CLAUSE (b) of SECTION 2.7, (x) the Assignee Lender thereunder shall be deemed automatically to have become a party hereto and to the extent that rights and obligations hereunder have been assigned and delegated to such Assignee Lender in connection with such Lender Assignment Agreement, shall have the rights and obligations of a Lender under the Loan Documents, and (y) the assignor Lender, to the extent that rights and obligations hereunder have been assigned and delegated by it in connection with such Lender Assignment Agreement, shall be released from its obligations hereunder and under the other Loan Documents. Within five Business Days after its receipt of notice that the Administrative Agent has received and accepted an executed Lender Assignment Agreement (and if requested by the Assignee Lender), but subject to CLAUSE (c), the Borrower shall execute and deliver to the Administrative Agent (for delivery to the relevant Assignee Lender) a new Note evidencing such Assignee Lender's assigned Loans and Commitments and, if the assignor Lender has retained Loans and Commitments hereunder (and if requested by such Lender), a replacement Note in the principal amount of the Loans and Commitments retained by the assignor Lender hereunder (such Note to be in exchange for, but not in payment of, the Note then held by such assignor Lender). Each such Note shall be dated the date of the predecessor Note. The assignor Lender shall mark each predecessor Note "exchanged" and deliver each of them to the Borrower. Accrued interest on that part of each predecessor Note evidenced by a new Note, and accrued fees, shall be paid as provided in the Lender Assignment Agreement. Accrued interest on that part of each predecessor Note evidenced by a replacement Note shall be paid to the assignor Lender. Accrued interest and accrued fees shall be paid at the same time or times provided in the predecessor Note and in this Agreement. Such assignor Lender or such Assignee Lender must also pay a processing fee in the amount of $3,500 to the Administrative Agent upon delivery of any Lender Assignment Agreement. Notwithstanding any other term of this Section, the agreement of Scotia Capital to provide the Swing Line Loan Commitment shall not impair or otherwise restrict in any manner the ability of Scotia Capital to make any assignment of its Loans or Commitments, it being understood and agreed that Scotia Capital may terminate its Swing Line Loan Commitment, either in whole or in part, in connection with the making of any assignment. Any attempted assignment and delegation not made in accordance with this Section shall be null and void. Notwithstanding anything to the contrary set forth above, any Lender may (without requesting the consent of the Borrower or the Administrative Agent) pledge its Loans to a Federal Reserve Bank in support of borrowings made by such Lender from such Federal Reserve Bank.

(f) In the event that S&P or Moody's, shall, after the date that any Person becomes a Lender, downgrade the long-term certificate of deposit ratings of such Lender, and the resulting ratings shall be below BBB- or Baa3, respectively, or the equivalent, then the Borrower, the Swing Line Lender and each Issuer shall each have the right, but not the obligation, upon notice to such Lender and the Administrative Agent, to replace such Lender with a financial institution (a "REPLACEMENT LENDER") acceptable to the Borrower, the

       Administrative Agent, the Issuer and the Swing Line Lender (such consents not to be unreasonably withheld or delayed; PROVIDED, that no such consent shall be required if the Replacement Lender is an existing Lender), and upon any such downgrading of any Lender's long-term certificate of deposit rating, each such Lender hereby agrees to transfer and assign (in accordance with SECTION 10.11.1) all of its Commitments and other rights and obligations under the Loan Documents (including Reimbursement Obligations) to such Replacement Lender; PROVIDED, HOWEVER, that (i) such assignment shall be without recourse, representation or warranty (other than that such Lender owns the Commitments, Loans and Notes being assigned, free and clear of any Liens) and (ii) the purchase price paid by the Replacement Lender shall be in the amount of such Lender's Loans and its Percentage of outstanding Reimbursement Obligations, together with all accrued and unpaid interest and fees in respect thereof, plus all other amounts (other than the amounts (if any) demanded and unreimbursed under SECTIONS 4.2, 4.3, 4.5 and 4.6, which shall be paid by the Borrower), owing to such Lender hereunder. Upon any such termination or assignment, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of any provisions of this Agreement which by their terms survive the termination of this Agreement.

SECTION 10.11.2. PARTICIPATIONS. Any Lender may sell to one or more commercial banks or other Persons (each of such commercial banks and other Persons being herein called a "PARTICIPANT") participating interests in any of the Loans, Commitments, or other interests of such Lender hereunder; PROVIDED, HOWEVER, that

(a) no participation contemplated in this Section shall relieve such Lender from its Commitments or its other obligations under any Loan Document;

(b) such Lender shall remain solely responsible for the performance of its Commitments and such other obligations;

(c) each Obligor and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under each Loan Document;

(d) no Participant, unless such Participant is an Affiliate of such Lender or is itself a Lender, shall be entitled to require such Lender to take or refrain from taking any action under any Loan Document, except that such Lender may agree with any Participant that such Lender will not, without such Participant's consent, take any actions of the type described in CLAUSES (a), (b), (c) or (f) of SECTION 10.1 with respect to Obligations participated in by such Participant;

(e) the Borrower shall not be required to pay any amount under this Agreement that is greater than the amount which it would have been required to pay had no participating interest been sold; and

(f) such Lender that sells a participating interest in any Loan, Commitment or other interest to a Participant shall, as agent of the Borrower solely for the purpose of this Section, record in book entries maintained by such Lender the name of its Participants and the amount such Participants are entitled to receive in respect of any participating interests.

The Borrower acknowledges and agrees that each Participant, for purposes of SECTIONS 4.3, 4.4, 4.5, 4.6, 4.8, 4.9 and 7.1.1, shall be considered a Lender. The Borrower acknowledges and agrees that, for purposes of its obligations under SECTIONS 10.3 and 10.4, it will not assert that any Lender be entitled to less than would otherwise be payable to such Lender under such Sections, solely as a result of a Participant reimbursing such Lender for amounts paid by such Lender. Each Participant shall only be indemnified for increased costs pursuant to
SECTION 4.3, 4.5 or 4.6 if and to the extent that the Lender which sold such participating interest to such Participant concurrently is entitled to make, and does make, a claim on the Borrower for such increased costs. Any Lender that sells a participating interest in any Loan, Commitment or other interest to a Participant under this Section shall indemnify and hold harmless the Borrower and the Administrative Agent from and against any Taxes, penalties, interest or other costs or losses (including reasonable attorneys' fees and expenses) incurred or payable by the Borrower or the Administrative Agent as a result of the failure of the Borrower or the Administrative Agent to comply with its obligations to deduct or withhold any Taxes from any payments made pursuant to this Agreement to such Lender or the Administrative Agent, as the case may be, which Taxes would not have been incurred or payable if such Participant had been a Non-U.S. Lender that was entitled to deliver to the Borrower, the Administrative Agent or such Lender, and did in fact so deliver, a duly completed and valid Internal Revenue Service Form W-8BEN or W-8ECI (or applicable successor form) entitling such Participant to receive payments under this Agreement without deduction or withholding of any United States federal Taxes.

SECTION 10.12. OTHER TRANSACTIONS. Nothing contained herein shall preclude the Administrative Agent, any Issuer or any other Lender from engaging in any transaction, in addition to those contemplated by the Loan Documents, with the Borrower or any of its Affiliates in which the Borrower or such Affiliate is not restricted hereby from engaging with any other Person.

SECTION 10.13. FORUM SELECTION AND CONSENT TO JURISDICTION. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, ANY LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, THE LENDERS, ANY ISSUER OR THE BORROWER IN CONNECTION HEREWITH OR THEREWITH MAY BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE BORROWER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK AT THE ADDRESS FOR NOTICES SPECIFIED IN SECTION 10.2. THE BORROWER HEREBY

       EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE BORROWER HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS.

SECTION 10.14. WAIVER OF JURY TRIAL. THE ADMINISTRATIVE AGENT, EACH LENDER, EACH ISSUER AND THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, EACH LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, SUCH LENDER, SUCH ISSUER OR THE BORROWER IN CONNECTION THEREWITH. THE BORROWER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE ADMINISTRATIVE AGENT, EACH LENDER AND EACH ISSUER ENTERING INTO THE LOAN DOCUMENTS.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                     AMERICAN ACHIEVEMENT CORPORATION

                                     By:       /s/ Sherice P. Bench
                                         ---------------------------------------
                                        Title:  Chief Financial Officer

                                     Address:

                                     Facsimile No.:

                                     Attention:

                                     THE BANK OF NOVA SCOTIA,
                                     as the Administrative Agent and as a Lender

                                     By:       /s/ Jerome Noto
                                         ---------------------------------------
                                        Title: Director

                                     Address:        One Liberty Plaza
                                                     New York, New York 10006

                                     Facsimile No.:  (212) 225-5090

                                     Attention:

                                     GENERAL ELECTRIC CAPITAL
                                     CORPORATION,
                                     as the Syndication Agent and as a Lender

                                     By:
                                         ---------------------------------------
                                        Title:   Senior Vice President

                                     Address:  305 Madison Avenue
                                               New York, New York  10017
                                     Facsimile No.: 212-309-8983

                                     Attention:

                                     BANKERS TRUST COMPANY,
                                     as the Documentation Agent and as a Lender

                                     By:    /s/ Mary Kay Coyle
                                         ---------------------------------------
                                        Title:  Managing Director

                                     Address:

                                     Facsimile No.:

                                     Attention:

                                                                      SCHEDULE I

                     DISCLOSURE SCHEDULE TO CREDIT AGREEMENT

ITEM 6.1(a) Organization and Powers.

ITEM 6.1(b) Capitalization.

ITEM 6.1(d) Qualification.

ITEM 6.4 Intellectual Property.

ITEM 6.7 Litigation.

ITEM 6.10 Environmental Matters.

ITEM 6.15 Investigations, Audits, etc.

ITEM 6.16 Employment Matters.

ITEM 7.1.3 Maintenance of Properties; Insurance.

ITEM 7.2.1 Conduct of Business. ITEM 7.2.2(h) Indebtedness to be Paid.

      CREDITOR                                      OUTSTANDING PRINCIPAL AMOUNT

ITEM 7.2.3(j) Ongoing Liens.

ITEM 7.2.5(k) Ongoing Investments.

ITEM 7.2.8(c) Existing Contingent Liabilities

ITEM 7.2.13   Management Fees

                               DISCLOSURE SCHEDULE

                                   ITEM 6.1(a)

                          JURISDICTION OF ORGANIZATION

1.   American Achievement Corporation (f/k/a Commemorative
     Brands Holding Corp.)                                           Delaware

2.   Educational Communications, Inc.                                Illinois

3.   Commemorative Brands, Inc.                                      Delaware

4.   TP Holding Corp. (f/k/a TP Acquisition Corp.)                   Delaware

5.   Taylor Publishing Company                                       Delaware

6.   Taylor Production Services Company (L.P.)                       Delaware

7.   Taylor Senior Holding Corp.                                     Delaware

8.   CBI North America, Inc.                                         Delaware

                               DISCLOSURE SCHEDULE

                                   ITEM 6.1(b)

                                 CAPITALIZATION

        Entity                         Authorized Equity         Issued and Outstanding    Owner
============================================================================================================
1.      American Achievement           1,250,000 shares of       1,006,847 shares          See attached
        Corporation                    Preferred Stock, par      Preferred Stock           capitalization
                                       value $.01 per share                                table.
                                       (American Achievement     809,351 shares of
                                       Corporation Preferred     Common Stock
                                       Stock), of which
                                       1,200,000 shares have     Warrants to purchase      Warrants to
                                       been designated as        21,405 shares of Common   purchase 1,585
                                       Series A Preferred        Stock at an exercise      shares of Common
                                       Stock ($.01 par           price of $6.67 per        Stock are held
                                       value).  (The 25,000      share.  The Warrants      by Deutsche Bank
                                       shares that were          expire on January 31,     Securities, Inc.
                                       designated as Series      2008 and if exercised     Warrants to
                                       Preferred Stock ($.01     in full represent less    purchase 19,820
                                       par value) were           than 1.2% of the Common   shares of Common
                                       canceled on December      Stock on a fully          Stock are held
                                       19, 2001.)                diluted basis.            by CHP III.

                                       1,250,000 shares of
                                       common stock, par value
                                       $.01 per share
                                       (American Achievement
                                       Corporation Common
                                       Stock)
------------------------------------------------------------------------------------------------------------
2.      Taylor Senior Holding Corp.    1,000 shares of           1,000 Shares of Taylor    American
                                       Preferred Stock, par      Preferred Stock           Achievement
                                       value $.01 per share                                Corporation
                                       ("Taylor Preferred        1,000 Shares of Taylor
                                       Stock")                   Common Stock

                                       1,000 shares of Common
                                       Stock, par value $.01
                                       per share ("Taylor
                                       Common Stock")
------------------------------------------------------------------------------------------------------------

        Entity                         Authorized Equity         Issued and Outstanding    Owner
============================================================================================================
3.      Taylor Holding Co.             50,000 shares of          30,000 shares of Taylor   Taylor Senior
                                       Preferred Stock, par      Holding Co. Preferred     Holding Corp.
                                       value $.01 per share      Stock
                                       ("Taylor Holding Co.
                                       Preferred Stock")

                                       50,000 shares of Common   30,000 shares of Taylor
                                       Stock, par value $.01     Holding Co. Common Stock
                                       per share (Taylor
                                       Holding Co. Common
                                       Stock")
------------------------------------------------------------------------------------------------------------
4.      Taylor General Partner         1000 shares of common     10 shares                 Taylor Holding
                                       stock, par value $1.00                              Co.
                                       per share
------------------------------------------------------------------------------------------------------------
5.      Taylor                                                   99% General Partnership   Taylor General
                                                                 Interest                  Partner (99% GP
                                                                                           interest)

                                                                 1% Limited Partnership    Taylor Holding
                                                                 Interest                  Co. (1% LP
                                                                                           interest)
------------------------------------------------------------------------------------------------------------
6.      CBI                            750,000 shares of         100,000 shares of         CHP III (Series
                                       preferred stock, $.01     Series A Preferred        A shares)
                                       par value

                                       750,000 shares of         460,985 shares of         American
                                       common stock, par value   Series B Preferred        Achievement
                                       $.01 per share.                                     Corporation
                                                                 375,985 shares of         (Series B and
                                                                 common stock              common shares)
------------------------------------------------------------------------------------------------------------
7.      CBI North America, Inc.        3,000 shares of common    1,000 shares              CBI
                                       stock, par value $.01
                                       per share
------------------------------------------------------------------------------------------------------------
8.      ECI                            1,000 shares of common    1,000 shares              American
                                       stock, no par value                                 Achievement
                                                                                           Corporation

                               DISCLOSURE SCHEDULE

                                   ITEM 6.1(D)

                                  QUALIFICATION

          ENTITY                                                     JURISDICTIONS
1.        Educational Communications, Inc.                           Illinois
2.        American Achievement Corporation                           None
3.        Taylor Senior Holding Corp.                                None
4.        TP Holding Corp.                                           None
5.        Taylor Publishing Company                                  California               Pennsylvania
                                                                     Colorado                 Rhode Island
                                                                     Connecticut              Texas
                                                                     Delaware                 Utah
                                                                     Georgia                  Vermont
                                                                     Indiana                  Wisconsin
                                                                     Maine                    Washington DC
                                                                     Maryland
                                                                     Michigan
                                                                     Minnesota
                                                                     Nebraska
                                                                     New Jersey
                                                                     North Carolina
                                                                     Oklahoma
6.        Taylor Production Services Company, L.P.                   Pennsylvania
                                                                     Texas
7.        CBI North America, Inc.                                    Wisconsin
                                                                     Texas
8.        Commemorative Brands, Inc.                                 Arkansas                 Alabama
                                                                     California               Arizona
                                                                     Colorado                 Washington D.C.
                                                                     Connecticut              Illinois
                                                                     Florida                  Hawaii
                                                                     Georgia                  New Mexico
                                                                     Idaho                    Alaska
                                                                     Indiana                  New Hampshire
                                                                     Iowa                     Delaware
                                                                     Kansas
                                                                     Kentucky
                                                                     Louisiana

                                                                     JURISDICTIONS
                                                                     -------------
                                                                     Maine
                                                                     Maryland
                                                                     Michigan
                                                                     Minnesota
                                                                     Mississippi
                                                                     Missouri
                                                                     Montana
                                                                     Nebraska
                                                                     Nevada
                                                                     New Jersey
                                                                     New York
                                                                     North Carolina
                                                                     North Dakota
                                                                     Ohio
                                                                     Oklahoma
                                                                     Oregon
                                                                     Pennsylvania
                                                                     Rhode Island
                                                                     South Carolina
                                                                     South Dakota
                                                                     Tennessee
                                                                     Texas
                                                                     Utah
                                                                     Vermont
                                                                     Virginia
                                                                     Washington
                                                                     West Virginia
                                                                     Wisconsin
                                                                     Wyoming

                               DISCLOSURE SCHEDULE

                                   ITEM 6.4(a)

                              INTELLECTUAL PROPERTY

          TAYLOR PUBLISHING COMPANY

          1. The software development agreement dated as of April 2, 1996 between Brian Stewart and Taylor General Partner provides: "If this agreement is terminated by [Taylor General Partner] for any reason other than for cause, ownership of the software shall be assigned by [Taylor General Partner] to the Developer, eighteen (18) months after termination of this agreement." In Taylor General Partner's opinion, Taylor General Partner terminated this agreement for cause. Mr. Stewart did not complete the development of the Software in a form and having capabilities acceptable to Taylor General Partner by April 30, 1996. The Existing Borrowers currently have possession of the software developed by Mr. Stewart but have no present plans to use it in their business, and in the Existing Borrowers' opinion, it is not material to their business.

          2. Vision 2000 includes code that is generated by or comprises a part of toolkits designed for and licensed for such purposes ("toolkit code"). The shrinkwrap licenses granting permission to Taylor General Partner to license toolkit code with Vision 2000 have some provisions that may require updating of Taylor General Partner's shrinkwrap licenses and documentation to fully comply with the provisions of the toolkit shrinkwrap licenses. In addition, future versions of the Vision 2000 product may or may not require the purchase of additional licenses from at least some of the toolkit licensors.

          3. Taylor General Partner is unaware whether any employees who worked on the Ultravision software executed any written agreement with Taylor General Partner. To Taylor General Partner's knowledge, and except where not material, all authors (within the meaning of the copyright laws of the United States) of the Ultravision software were employees (within the meaning of the copyright laws of the United States) of Taylor General Partner.

          4. Various copyright registrations relating to works in Taylor General Partner's specialty publishing business may be partially owned by the author or authors of particular works. In addition, as to various of these copyright registrations, rights may have reverted to the author or authors or particular works or some authors may be entitled to have rights reverted that have not yet been reverted. To Taylor General Partner's knowledge and except where not material, Taylor General Partner either owns copyrights or has been granted permission by the owner of the copyrights to publish and sell the books (1) that have been published and sold in the last three years and/or (2) that are currently being published and sold.

          5. Taylor General Partner and Taylor are aware of other businesses having the words "Taylor Publishing" in their name. To Taylor General Partner's and Taylor's knowledge, none of these businesses publish school yearbooks competitively with, or of the general kind published by, Taylor General Partner or Taylor.

          EDUCATIONAL COMMUNICATIONS, INC.

          1. Pursuant to an Oral Agreement entered into in 1997, between Kyle Bolstad (a recent college graduate, whose address was 345 Sherman Avenue, Evanston, IL 60602) and ECI relating to the initial development of ECI's website, ECI was provided with source code relating to the developed software. Mr. Bolstad has ceased performing his obligations in accordance with that certain Oral Agreement entered into in 1997, between Kyle Bolstad and ECI relating to initial development of ECI's website. Thereafter, ECI engaged Azavar Technologies Corporation to modify its website. Accordingly, since no formal written assignment of ownership has been executed, ECI does not possess clear title to the initial code written by Mr. Bolstad, but instead claims ownership to it as a "work for hire" under the U.S. Copyright Act.

          2. ECI republishes in certain of the biographical directories it publishes, photographs provided to it by its customers. Since no formal written agreements have been entered into with such persons authorizing ECI to reproduce their likeness, these persons could request ECI to remove such photographs from such biographical directories.

          3. In connection with litigation brought in 1999 in the District Court for the Western District of Missouri by NRCCUA and Student Research, Inc. against Educational Research Center of America, Inc. ("ERCA"), certain Business Trade Secrets relating to ECI's relationship with NRCCUA, American Student
List Company, Inc. and Student Research, Inc., and the mechanisms employed by, ECI, NRCCUA, American Student List Company, Inc. and Student Research, Inc. were disclosed.

                               DISCLOSURE SCHEDULE

                                   ITEM 6.4(B)

                         INTELLECTUAL PROPERTY OWNERSHIP

OBLIGOR      PATENTS:                                 DESCRIPTION:
-------------------------------------------------------------------------------------------------
Taylor       U.S. Patent No.              5,293,475   Electronic Yearbook Publication System
-------------------------------------------------------------------------------------------------
Taylor       U.S. Patent No.              5,428,777   Automated Indexing and Spell Checking of
                                                      Yearbooks
-------------------------------------------------------------------------------------------------
CBI          U.S. Patent No.              387,300     Carousel Pin/Pendant
-------------------------------------------------------------------------------------------------
CBI          U.S. Patent No.              372,681     Finger Ring
-------------------------------------------------------------------------------------------------
CBI          U.S. Patent No.              300,308     Class Ring
-------------------------------------------------------------------------------------------------
CBI          U.S. Patent No.              327,660     Finger Ring
-------------------------------------------------------------------------------------------------
CBI          U.S. Patent No.              322,587     Finger Ring
-------------------------------------------------------------------------------------------------
CBI          U.S. Patent No.              321,840     Finger Ring
-------------------------------------------------------------------------------------------------
CBI          U.S. Patent No.              300,126     Class Ring
-------------------------------------------------------------------------------------------------
CBI          U.S. Patent No.              382,831     Finger Ring
-------------------------------------------------------------------------------------------------
CBI          U.S. Patent No.              396,659     Finger Ring
-------------------------------------------------------------------------------------------------
CBI          U.S. Patent No.              393,811     Finger Ring
-------------------------------------------------------------------------------------------------
CBI          U.S. Patent No.              390,801     Finger Ring
-------------------------------------------------------------------------------------------------
CBI          U.S. Patent No.              389,774     Finger Ring
-------------------------------------------------------------------------------------------------
CBI          U.S. Patent No.              384,903     Six Stone Diagonal Ribbon Necklace Pendant
-------------------------------------------------------------------------------------------------
CBI          U.S. Patent No.              392,204     Five Stone Diagonal Ribbon Necklace Pendant
-------------------------------------------------------------------------------------------------
CBI          U.S. Patent No.              389,770     Four Stone Diagonal Ribbon Necklace Pendant
-------------------------------------------------------------------------------------------------
CBI          U.S. Patent No.              386,441     Three Stone Diagonal Ribbon Necklace Pendant
-------------------------------------------------------------------------------------------------
CBI          U.S. Patent No.              389,769     Two Stone Diagonal Ribbon Necklace Pendant
-------------------------------------------------------------------------------------------------
CBI          U.S. Patent No.              392,587     Finger Ring (Swirl Ribbon)
-------------------------------------------------------------------------------------------------
CBI          U.S. Patent No.              423,977     Finger Ring
-------------------------------------------------------------------------------------------------
CBI          U.S. Patent No.              396,822     Finger Ring

OBLIGOR      PATENTS:                                 DESCRIPTION:
-------------------------------------------------------------------------------------------------
CBI          U.S. Patent No.              393,225     Finger Ring
-------------------------------------------------------------------------------------------------
CBI          U.S. Patent No.              383,704     Angel Pendant
-------------------------------------------------------------------------------------------------
CBI          U.S. Patent No.              389,771     Rope Chain Pendant
-------------------------------------------------------------------------------------------------
CBI          U.S. Patent No.              393,428     Tennis Bracelet Pendant
-------------------------------------------------------------------------------------------------
CBI          U.S. Patent No.              288,155     Jewelry Display Stand
-------------------------------------------------------------------------------------------------
CBI          U.S. Patent No.              272,806     Packaging Container
-------------------------------------------------------------------------------------------------
CBI          U.S. Patent No.              270,786     Pouch for carrying jewelry or similar
                                                      items
-------------------------------------------------------------------------------------------------
CBI          U.S. Serial No.              60/339,572  High Strength, Tarnish Resistant Composition
                                                      of Metal
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
OBLIGOR      TRADEMARKS:                              MARK:
-------------------------------------------------------------------------------------------------
Taylor       U.S. Trademark No.           2,263,634   EZPIX
-------------------------------------------------------------------------------------------------
Taylor       U.S. Trademark No.           1,471,319   MONEYVISION
-------------------------------------------------------------------------------------------------
Taylor       U.S. Trademark No.           1,483,179   INDEXVISION
-------------------------------------------------------------------------------------------------
Taylor       U.S. Trademark No.           1,501,046   TYPEVISION
-------------------------------------------------------------------------------------------------
Taylor       U.S. Trademark No.           1,541,265   PAGEVISION
-------------------------------------------------------------------------------------------------
Taylor       U.S. Trademark No.           2,032,446   DESIGNCHECK
-------------------------------------------------------------------------------------------------
Taylor       U.S. Trademark No.           2,198,157   ULTRAVISION(1)
-------------------------------------------------------------------------------------------------
Taylor       U.S. Trademark No.           2,321,891   YEARZINE
-------------------------------------------------------------------------------------------------
Taylor       U.S. Trademark No.           2,411,040   NET CHEK
-------------------------------------------------------------------------------------------------
CBI          U.S. Trademark No.           751,685     14-K and design
-------------------------------------------------------------------------------------------------
CBI          U.S. Trademark No.           750,851     14K and heart design
-------------------------------------------------------------------------------------------------
CBI          U.S. Trademark No.           2,126,269   ACADEMY SERIES BY BALFOUR
-------------------------------------------------------------------------------------------------
CBI          Trademark No.                309229      ACCR and design (Canada)
-------------------------------------------------------------------------------------------------
CBI          U.S. Trademark No.           1,301,528   ACCR and design
-------------------------------------------------------------------------------------------------
CBI          U.S. Trademark No.           1,301,533   ALLEGRO
-------------------------------------------------------------------------------------------------
CBI          U.S. Trademark No.           1,418,308   AMERICA'S MASTER JEWELER
-------------------------------------------------------------------------------------------------
CBI          Trademark No.                51076       ARTCARVED (Canada)
-------------------------------------------------------------------------------------------------
CBI          Trademark No.                98648       ARTCARVED (Costa Rica)
-------------------------------------------------------------------------------------------------
CBI          Trademark No.                152660305   ARTCARVED (Spain)
-------------------------------------------------------------------------------------------------
CBI          Trademark No.                88415       ARTCARVED (Guatemala)
-------------------------------------------------------------------------------------------------
CBI          Trademark No.                383987      ARTCARVED (Mexico)
-------------------------------------------------------------------------------------------------
CBI          Trademark No.                81264       ARTCARVED (Panama)
-------------------------------------------------------------------------------------------------
CBI          U.S. Trademark No.           764668      ARTCARVED
-------------------------------------------------------------------------------------------------
CBI          Trademark No.                495916      ARTCARVED BRIDAL JEWELRY and design (Canada)
-------------------------------------------------------------------------------------------------
CBI          Trademark No.                319292      ARTCARVED CLASS RINGS (Canada)
-------------------------------------------------------------------------------------------------
CBI          U.S. Trademark No.           2,425,520   BAL

----------
(1) See below under qualification for further information

OBLIGOR      TRADEMARKS:                              MARK:
-------------------------------------------------------------------------------------------------
CBI          U.S. Trademark No.           1,373,682   BALFOUR
-------------------------------------------------------------------------------------------------
CBI          Trademark No.                47033       BALFOUR (Venezuela)
-------------------------------------------------------------------------------------------------
CBI          U.S. Trademark No.           2,138,090   BALFOUR "CHOICE OF CHAMPIONS"
-------------------------------------------------------------------------------------------------
CBI          Trademark No.                289600      BALFOUR and house design (hexagon) (Canada)
-------------------------------------------------------------------------------------------------
CBI          U.S. Trademark No.           2,383,837   BALFOUR FITS YOUR LIFE
-------------------------------------------------------------------------------------------------
CBI          U.S. Trademark No.           1,267,451   BALFOUR HOUSE DESIGN
-------------------------------------------------------------------------------------------------
CBI          U.S. Trademark No.           766,694     BELLAIRE
-------------------------------------------------------------------------------------------------
CBI          U.S. Trademark No.           1,315,677   CAMPUS
-------------------------------------------------------------------------------------------------
CBI          U.S. Trademark No.           2,013,791   CELEBRATIONS OF LIFE
-------------------------------------------------------------------------------------------------
CBI          U.S. Trademark No.           1,182,023   CELESTRIUM
-------------------------------------------------------------------------------------------------
CBI          U.S. Trademark No.           751,246     CEME AND DESIGN
-------------------------------------------------------------------------------------------------
CBI          U.S. Trademark No.           2,053,689   CLASS RINGS LIMITED DESIGN
-------------------------------------------------------------------------------------------------
CBI          Trademark No.                517893      CLASS THOUGHTS (Mexico)
-------------------------------------------------------------------------------------------------
CBI          U.S. Trademark No.           2,029,920   CLASS THOUGHTS
-------------------------------------------------------------------------------------------------
CBI          U.S. Trademark No.           1,368,860   DESIGN
-------------------------------------------------------------------------------------------------
CBI          U.S. Trademark No.           1,099,453   DESIGNER
-------------------------------------------------------------------------------------------------
CBI          U.S. Trademark No.           1,305,827   DIMONIQUE
-------------------------------------------------------------------------------------------------
CBI          U.S. Trademark No.           1,702,485   DYNALLOY
-------------------------------------------------------------------------------------------------
CBI          U.S. Trademark No.           1,279,766   EVERLASTING
-------------------------------------------------------------------------------------------------
CBI          U.S. Trademark No.           1,293,285   FREEDOM OF CHOICE
-------------------------------------------------------------------------------------------------
CBI          U.S. Trademark No.           2,170,084   G L DESIGN
-------------------------------------------------------------------------------------------------
CBI          U.S. Trademark No.           2,189,715   GENERATIONS OF LOVE
-------------------------------------------------------------------------------------------------
CBI          U.S. Trademark No.           1,702,486   GOLDEN DYNALLOY
-------------------------------------------------------------------------------------------------
CBI          U.S. Trademark No.           1,340,604   GOLDEN SADDLE
-------------------------------------------------------------------------------------------------
CBI          U.S. Trademark No.           1,229,607   GRADUATE TO GOLD
-------------------------------------------------------------------------------------------------
CBI          U.S. Trademark No.           1,690,099   HERALDRY HOUSE
-------------------------------------------------------------------------------------------------
CBI          U.S. Trademark No.           1,936,229   IMAGE INLAY
-------------------------------------------------------------------------------------------------
CBI          Trademark No.                327135      J R AND DESIGN (Canada)
-------------------------------------------------------------------------------------------------
CBI          U.S. Trademark No.           930,499     J R AND DESIGN
-------------------------------------------------------------------------------------------------
CBI          U.S. Trademark No.           2,026,934   JEWELRY FOR GENERATIONS
-------------------------------------------------------------------------------------------------
CBI          U.S. Trademark No.           785,584     JEWELRY'S FINEST CRAFTSMAN
-------------------------------------------------------------------------------------------------
CBI          U.S. Trademark No.           1,598,500   JOHN ROBERTS
-------------------------------------------------------------------------------------------------
CBI          U.S. Trademark No.           2,063,574   K AND DESIGN
-------------------------------------------------------------------------------------------------
CBI          Trademark No.                5893        KEEPSAKE (Barbados)
-------------------------------------------------------------------------------------------------
CBI          Trademark No.                UCA11868    KEEPSAKE (Canada)
-------------------------------------------------------------------------------------------------
CBI          Trademark No.                284006      KEEPSAKE (Canada)
-------------------------------------------------------------------------------------------------
CBI          Trademark No.                2206366     KEEPSAKE (Japan)
-------------------------------------------------------------------------------------------------
CBI          Trademark No.                14805       KEEPSAKE (Puerto Rico)
-------------------------------------------------------------------------------------------------
CBI          Trademark No.                12163       KEEPSAKE (Turkey)
-------------------------------------------------------------------------------------------------
CBI          U.S. Trademark No.           1,476,898   KEEPSAKE
-------------------------------------------------------------------------------------------------
CBI          Trademark No.                105199      KEEPSAKE (Venezuela)
-------------------------------------------------------------------------------------------------
CBI          Trademark No.                25576       KEEPSAKE (Venezuela)

OBLIGOR      TRADEMARKS:                              MARK:
-------------------------------------------------------------------------------------------------
CBI          U.S. Trademark No.           1,892,645   KEEPSAKE AND DESIGN
-------------------------------------------------------------------------------------------------
CBI          U.S. Trademark No.           1,799,274   KEEPSAKE (Block Letters)
-------------------------------------------------------------------------------------------------
CBI          U.S. Trademark No.           917,169     KEEPSAKE (Stylized)
-------------------------------------------------------------------------------------------------
CBI          Trademark No.                720061      KEYHOLE DESIGN (Canada)
-------------------------------------------------------------------------------------------------
CBI          Trademark No.                470255      KEYHOLE DESIGN (Mexico)
-------------------------------------------------------------------------------------------------
CBI          U.S. Trademark No.           1,768,581   KEYHOLE DESIGN
-------------------------------------------------------------------------------------------------
CBI          U.S. Trademark No.           1,805,999   KEYSTONE
-------------------------------------------------------------------------------------------------
CBI          Trademark No.                457258      KEYSTONE AND DESIGN
-------------------------------------------------------------------------------------------------
CBI          Trademark No.                460405      KEYSTONE AND DESIGN
-------------------------------------------------------------------------------------------------
CBI          U.S. Trademark No.           1,976,772   KEYSTONE (Stylized)
-------------------------------------------------------------------------------------------------
CBI          Trademark No.                425800      KEYSTONE (WORD)
-------------------------------------------------------------------------------------------------
CBI          Trademark No.                436961      KEYSTONE (WORD)
-------------------------------------------------------------------------------------------------
CBI          U.S. Trademark No.           1,398,462   KEYSTONE AND DESIGN
-------------------------------------------------------------------------------------------------
CBI          U.S. Trademark No.           1,356,522   KPS
-------------------------------------------------------------------------------------------------
CBI          Trademark No.                135,814     LAZY W (Canada)
-------------------------------------------------------------------------------------------------
CBI          U.S. Trademark No.           764,669     Lazy W - Design only
-------------------------------------------------------------------------------------------------
CBI          U.S. Trademark No.           1,704,202   LETTERMAN
-------------------------------------------------------------------------------------------------
CBI          U.S. Trademark No.           0414464     LGB
-------------------------------------------------------------------------------------------------
CBI          U.S. Trademark No.           1,594,125   MASTER
-------------------------------------------------------------------------------------------------
CBI          U.S. Trademark No.           755,467     MIDNIGHT STAR
-------------------------------------------------------------------------------------------------
CBI          U.S. Trademark No.           1,985,712   NS
-------------------------------------------------------------------------------------------------
CBI          Trademark No.                137485      P.V.P. (Canada)
-------------------------------------------------------------------------------------------------
CBI          U.S. Trademark No.           884,783     P.V.P.
-------------------------------------------------------------------------------------------------
CBI          U.S. Trademark No.           1,852,353   PANDORA LTD.
-------------------------------------------------------------------------------------------------
CBI          Trademark No.                137507      PERMANENT VALUE PLAN (Canada)
-------------------------------------------------------------------------------------------------
CBI          U.S. Trademark No.           967,840     PERMANENT VALUE PLAN
-------------------------------------------------------------------------------------------------
CBI          U.S. Trademark No.           1,596,306   QUALIUM
-------------------------------------------------------------------------------------------------
CBI          U.S. Trademark No.           1,904,358   R. JOHNS
-------------------------------------------------------------------------------------------------
CBI          U.S. Trademark No.           1,904,359   R. JOHNS, LTD.
-------------------------------------------------------------------------------------------------
CBI          U.S. Trademark No.           2,331,035   RECOGNIZING LIFE'S ACHIEVEMENTS
-------------------------------------------------------------------------------------------------
CBI          U.S. Trademark No.           2,179,081   REFLECTION SERIES BY BALFOUR
-------------------------------------------------------------------------------------------------
CBI          U.S. Trademark No.           2,095,726   RING OF CHAMPIONS
-------------------------------------------------------------------------------------------------
CBI          Trademark No.                323388      S Design(Canada)
-------------------------------------------------------------------------------------------------
CBI          U.S. Trademark No.           1,934,198   NAME-SAKE
-------------------------------------------------------------------------------------------------
CBI          Trademark No.                319,431     SILADIUM (Canada)
-------------------------------------------------------------------------------------------------
CBI          U.S. Trademark No.           989,301     SILADIUM
-------------------------------------------------------------------------------------------------
CBI          Trademark No.                4815        STARFIRE (Bahamas)
-------------------------------------------------------------------------------------------------
CBI          U.S. Trademark No.           2,310,595   STARFIRE
-------------------------------------------------------------------------------------------------
CBI          U.S. Trademark No.           1,368,909   THE BALFOUR BLUE BOOK
-------------------------------------------------------------------------------------------------
CBI          U.S. Trademark No.           1,365,476   THE DESIGNER COLLECTION
-------------------------------------------------------------------------------------------------
CBI          U.S. Trademark No.           1,462,750   VALADIUM

OBLIGOR      TRADEMARKS:                              MARK:
-------------------------------------------------------------------------------------------------
CBI          U.S. Trademark No.           1,220,792   WHITE FIRE
-------------------------------------------------------------------------------------------------
CBI          U.S. Trademark No.           1,193,591   WHITE FIRE DIAMOND RINGS & DESIGN
-------------------------------------------------------------------------------------------------
ECI          U.S. Trademark Number        1,427,881   ANNUAL SURVEY OF HIGH ACHIEVERS
-------------------------------------------------------------------------------------------------
ECI          U.S. Trademark Number        1,521,769   COLLEGE BOUND DIGEST
-------------------------------------------------------------------------------------------------
ECI          U.S. Trademark Number        1,289,534   COLLEGE-BOUND DIGEST
-------------------------------------------------------------------------------------------------
ECI          U.S. Trademark Number        1,602,930   CRS
-------------------------------------------------------------------------------------------------
ECI          U.S. Trademark Number        1,652,639   EDUCATIONAL COMMUNICATIONS
-------------------------------------------------------------------------------------------------
ECI          Trademark Number             54808       EDUCATIONAL COMMUNICATIONS SCHOLARSHIP
             (Illinois)                               FOUNDATION
-------------------------------------------------------------------------------------------------
ECI          U.S. Trademark Number        1,267,915   EDUCATIONAL COMMUNICATIONS SCHOLARSHIP
                                                      FOUNDATION
-------------------------------------------------------------------------------------------------
ECI          U.S. Trademark Number        1,227,499   EDUCATIONAL COMMUNICATIONS, INC.
-------------------------------------------------------------------------------------------------
ECI          U.S. Trademark Number        1,279,172   EDUCATIONAL COMMUNICATIONS, INC.
-------------------------------------------------------------------------------------------------
ECI          U.S. Trademark Number        1,562,662   FEATHER DESIGN
-------------------------------------------------------------------------------------------------
ECI          U.S. Trademark Number        1,279,896   FEATHER DESIGN
-------------------------------------------------------------------------------------------------
ECI          U.S. Trademark Number        1,269,802   FEATHER DESIGN
-------------------------------------------------------------------------------------------------
ECI          U.S. Trademark Number        1,286,045   FEATHER DESIGN
-------------------------------------------------------------------------------------------------
ECI          U.S. Trademark Number        1,270,216   FEATHER DESIGN
-------------------------------------------------------------------------------------------------
ECI          U.S. Trademark Number        1,306,934   FEATHER DESIGN
-------------------------------------------------------------------------------------------------
ECI          U.S. Trademark Number        2,356,378   HONORING AMERICA'S OUTSTANDING COLLEGE
                                                      STUDENTS
-------------------------------------------------------------------------------------------------
ECI          U.S. Trademark Number        1,237,383   HONORING TOMORROW'S LEADERS TODAY
-------------------------------------------------------------------------------------------------
ECI          U.S. Trademark Number        1,233,603   HONORING TOMORROW'S LEADERS TODAY

OBLIGOR      TRADEMARKS:                              MARK:
-------------------------------------------------------------------------------------------------
ECI          U.S. Trademark Number        1,231,889   HONORING TOMORROW'S
                                                      LEADERS TODAY
-------------------------------------------------------------------------------------------------
ECI          U.S. Trademark Number        1,262,961   HONORING TOMORROW'S
                                                      LEADERS TODAY
-------------------------------------------------------------------------------------------------
ECI          U.S. Trademark Number        1,536,873   HONORING TOMORROW'S
                                                      LEADERS TODAY
-------------------------------------------------------------------------------------------------
ECI          U.S. Trademark Number        1,233,557   MORTARBOARD DESIGN
-------------------------------------------------------------------------------------------------
ECI          U.S. Trademark Number        1,538,526   MORTARBOARD DESIGN
-------------------------------------------------------------------------------------------------
ECI          U.S. Trademark No.           1,584,665   MORTARBOARD DESIGN
-------------------------------------------------------------------------------------------------
ECI          U.S. Trademark Number        1,235,810   MORTARBOARD DESIGN
-------------------------------------------------------------------------------------------------
ECI          U.S. Trademark Number        1,214,291   MORTARBOARD DESIGN
-------------------------------------------------------------------------------------------------
ECI          U.S. Trademark Number        1,253,784   MORTARBOARD DESIGN
-------------------------------------------------------------------------------------------------
ECI          U.S. Trademark Number        1,510,245   MORTARBOARD DESIGN
-------------------------------------------------------------------------------------------------
ECI          U.S. Trademark Number        1,269,830   MORTARBOARD DESIGN
-------------------------------------------------------------------------------------------------
ECI          U.S. Trademark Number        1,228,517   MORTARBOARD DESIGN
-------------------------------------------------------------------------------------------------
ECI          U.S. Trademark Number        1,578,049   SRS
-------------------------------------------------------------------------------------------------
ECI          U.S. Trademark Number        1,453,579   STUDENT REFERRAL SERVICE
-------------------------------------------------------------------------------------------------
ECI          U.S. Trademark Number        1,878,333   THE BEST TEACHERS IN
                                                      AMERICA SELECTED BY THE
                                                      BEST STUDENTS
-------------------------------------------------------------------------------------------------
ECI          U.S. Trademark Number        1,832,243   THE BEST TEACHERS IN
                                                      AMERICA SELECTED BY THE
                                                      BEST STUDENTS
-------------------------------------------------------------------------------------------------
ECI          U.S. Trademark Number        1,776,124   THE BEST TEACHERS IN
                                                      AMERICA SELECTED BY THE
                                                      BEST STUDENTS
-------------------------------------------------------------------------------------------------
ECI          U.S. Trademark Number        1,699,480   THE BEST TEACHERS
                                                      IN AMERICA SELECTED BY THE
                                                      BEST STUDENTS
-------------------------------------------------------------------------------------------------
ECI          U.S. Trademark Number        1,371,790   THE COLLEGE REFERRAL SERVICE
-------------------------------------------------------------------------------------------------
ECI          Trademark Number             095035      THE NATIONAL DEAN'S LIST
             (California)
-------------------------------------------------------------------------------------------------
ECI          Trademark Number             19921100546 THE NATIONAL DEAN'S LIST
             (Colorado)

OBLIGOR      TRADEMARKS:                              MARK:
-------------------------------------------------------------------------------------------------
ECI          Trademark Number             8958        THE NATIONAL DEAN'S LIST
             Connecticut)
-------------------------------------------------------------------------------------------------
ECI          Trademark Number             T11487      THE NATIONAL DEAN'S LIST
             (Florida)
------------------------------------------------------------------------------------------------
ECI          Trademark Number             T-11653     THE NATIONAL DEAN'S LIST
             (Georgia)
-------------------------------------------------------------------------------------------------
ECI          Trademark Number             54809       THE NATIONAL DEAN'S LIST
             (Illinois)
-------------------------------------------------------------------------------------------------
ECI          Trademark Number             10960       THE NATIONAL DEAN'S LIST
             (Kentucky)
-------------------------------------------------------------------------------------------------
ECI          Trademark Number             19927403    THE NATIONAL DEAN'S LIST
             (Maryland)
-------------------------------------------------------------------------------------------------
ECI          Trademark Number             47496       THE NATIONAL DEAN'S LIST
             (Massachusetts)
-------------------------------------------------------------------------------------------------
ECI          Trademark Number             00000000    THE NATIONAL DEAN'S LIST
             (New Jersey)
-------------------------------------------------------------------------------------------------
ECI          Trademark Number             R-26988     THE NATIONAL DEAN'S LIST
             (New York)
-------------------------------------------------------------------------------------------------
ECI          Trademark Number             051958      THE NATIONAL DEAN'S LIST
             (Texas)
-------------------------------------------------------------------------------------------------
ECI          U.S. Trademark Number        1,531,337   THE NATIONAL DEAN'S LIST
-------------------------------------------------------------------------------------------------
ECI          U.S. Trademark Number        1,247,029   THE NATIONAL DEAN'S LIST
-------------------------------------------------------------------------------------------------
ECI          U.S. Trademark Number        1,763,265   THE NATIONAL DEAN'S LIST
-------------------------------------------------------------------------------------------------
ECI          Trademark Number             0920728     THE NATIONAL DEAN'S LIST
             (Virginia)
-------------------------------------------------------------------------------------------------
ECI          Trademark Number             10377       THE NATIONAL DEAN'S LIST
             (New Jersey)
-------------------------------------------------------------------------------------------------
ECI          U.S. Trademark Number        1,787,618   THE NATIONAL DEAN'S LIST ALUMNI ASSOCIATION
-------------------------------------------------------------------------------------------------
ECI          U.S. Trademark Number        1,604,536   THE NATIONAL DEAN'S LIST AND DESIGN
-------------------------------------------------------------------------------------------------
ECI          U.S. Trademark Number        1,534,731   THE NATIONAL DEAN'S LIST AND DESIGN
-------------------------------------------------------------------------------------------------
ECI          U.S. Trademark Number        1,266,349   THE NATIONAL DEAN'S LIST AND DESIGN
-------------------------------------------------------------------------------------------------
ECI          U.S. Trademark Number        1,233,602   THE NATIONAL DEAN'S LIST AND DESIGN
-------------------------------------------------------------------------------------------------
ECI          U.S. Trademark Number        1,229,605   THE NATIONAL DEAN'S LIST AND DESIGN
-------------------------------------------------------------------------------------------------
ECI          U.S. Trademark Number        1,238,293   THE NATIONAL DEAN'S LIST AND DESIGN

OBLIGOR      TRADEMARKS:                              MARK:
------------------------------------------------------------------------------------------------------
ECI          U.S. Trademark Number        1,260,236   THE NATIONAL DEAN'S LIST AND DESIGN
------------------------------------------------------------------------------------------------------
ECI          U.S. Trademark Number        1,596,872   WHO'S WHO AMONG AMERICA'S TEACHERS
------------------------------------------------------------------------------------------------------
ECI          U.S. Trademark Number        1,873,885   WHO'S WHO AMONG AMERICA'S TEACHERS
------------------------------------------------------------------------------------------------------
ECI          U.S. Trademark Number        1,659,216   WHO'S WHO AMONG AMERICA'S TEACHERS
------------------------------------------------------------------------------------------------------
ECI          U.S. Trademark Number        1,899,189   WHO'S WHO AMONG AMERICA'S TEACHERS
------------------------------------------------------------------------------------------------------
ECI          U.S. Trademark Number        1,871,371   WHO'S WHO AMONG AMERICA'S TEACHERS
------------------------------------------------------------------------------------------------------
ECI          Trademark Number             095057      WHO'S WHO AMONG AMERICAN HIGH SCHOOL
             (California)                             STUDENTS
------------------------------------------------------------------------------------------------------
ECI          Trademark Number             19931056646 WHO'S WHO AMONG AMERICAN HIGH SCHOOL STUDENTS
             (Colorado)
------------------------------------------------------------------------------------------------------
ECI          Trademark Number             8957        WHO'S WHO AMONG AMERICAN HIGH SCHOOL STUDENTS
             (Connecticut)
------------------------------------------------------------------------------------------------------
ECI          Trademark Number             T11488      WHO'S WHO AMONG AMERICAN HIGH SCHOOL STUDENTS
             (Florida)
------------------------------------------------------------------------------------------------------
ECI          Trademark Number             T05932      WHO'S WHO AMONG AMERICAN HIGH SCHOOL STUDENTS
             (Florida)
------------------------------------------------------------------------------------------------------
ECI          Trademark Number             T05933      WHO'S WHO AMONG AMERICAN HIGH SCHOOL STUDENTS
             (Florida)
------------------------------------------------------------------------------------------------------
ECI          Trademark Number             T-11564     WHO'S WHO AMONG AMERICAN HIGH SCHOOL STUDENTS
             (Georgia)
------------------------------------------------------------------------------------------------------
ECI          Trademark Number             54810       WHO'S WHO AMONG AMERICAN HIGH SCHOOL STUDENTS
             (Illinois)
------------------------------------------------------------------------------------------------------
ECI          Trademark Number             10959       WHO'S WHO AMONG AMERICAN HIGH SCHOOL STUDENTS
             (Kentucky)
------------------------------------------------------------------------------------------------------
ECI          Trademark Number             19927404    WHO'S WHO AMONG AMERICAN HIGH SCHOOL STUDENTS
             (Maryland)
------------------------------------------------------------------------------------------------------
ECI          Trademark Number             47517       WHO'S WHO AMONG AMERICAN HIGH SCHOOL STUDENTS
             (Massachusetts)
------------------------------------------------------------------------------------------------------
ECI          Trademark Number             0920728     WHO'S WHO AMONG AMERICAN HIGH SCHOOL STUDENTS
             (Virginia)
------------------------------------------------------------------------------------------------------
ECI          Trademark Number             R-26989     WHO'S WHO AMONG AMERICAN HIGH SCHOOL STUDENTS
             (New York)
------------------------------------------------------------------------------------------------------
ECI          Trademark Number             051959      WHO'S WHO AMONG AMERICAN HIGH SCHOOL STUDENTS
             (Texas)
------------------------------------------------------------------------------------------------------
ECI          Trademark Number             10376       WHO'S WHO AMONG AMERICAN HIGH SCHOOL STUDENTS
             (New Jersey)
------------------------------------------------------------------------------------------------------
ECI          U.S. Trademark Number        1,238,888   WHO'S WHO AMONG AMERICAN HIGH SCHOOL STUDENTS

OBLIGOR      TRADEMARKS:                              MARK:
-------------------------------------------------------------------------------------------------
ECI          U.S. Trademark Number        1,044,814   WHO'S WHO AMONG AMERICAN
                                                      HIGH SCHOOL STUDENTS
-------------------------------------------------------------------------------------------------
ECI          U.S. Trademark Number        1,755,706   WHO'S WHO AMONG AMERICAN
                                                      HIGH SCHOOL STUDENTS
-------------------------------------------------------------------------------------------------
ECI          U.S. Trademark Number        1,267,914   WHO'S WHO AMONG AMERICAN
                                                      HIGH SCHOOL STUDENTS
-------------------------------------------------------------------------------------------------
ECI          U.S. Trademark Number        1,571,332   WHO'S WHO AMONG AMERICAN
                                                      HIGH SCHOOL STUDENTS
-------------------------------------------------------------------------------------------------
ECI          U.S. Trademark Number        1,541,690   WHO'S WHO AMONG AMERICAN
                                                      HIGH SCHOOL STUDENTS
-------------------------------------------------------------------------------------------------
ECI          U.S. Trademark Number        1,606,342   WHO'S WHO AMONG AMERICAN
                                                      HIGH SCHOOL STUDENTS
-------------------------------------------------------------------------------------------------
ECI          U.S. Trademark Number        1,221,233   WHO'S WHO AMONG AMERICAN
                                                      HIGH SCHOOL STUDENTS
-------------------------------------------------------------------------------------------------
ECI          U.S. Trademark Number        1,215,740   WHO'S WHO AMONG AMERICAN
                                                      HIGH SCHOOL STUDENTS
-------------------------------------------------------------------------------------------------
ECI          U.S. Trademark Number        1,221,763   WHO'S WHO AMONG AMERICAN
                                                      HIGH SCHOOL STUDENTS
-------------------------------------------------------------------------------------------------
ECI          U.S. Trademark Number        1,259,455   WHO'S WHO AMONG AMERICAN
                                                      HIGH SCHOOL STUDENTS
-------------------------------------------------------------------------------------------------
ECI          U.S. Trademark Number        1,245,969   WHO'S WHO AMONG AMERICAN
                                                      HIGH SCHOOL STUDENTS
-------------------------------------------------------------------------------------------------
ECI          U.S. Trademark Number        1,296,043   WHO'S WHO AMONG AMERICAN
                                                      HIGH SCHOOL STUDENTS
-------------------------------------------------------------------------------------------------
ECI          Trademark Number             0920728     WHO'S WHO AMONG AMERICAN
             (Virginia)                               HIGH SCHOOL STUDENTS
-------------------------------------------------------------------------------------------------
ECI          U.S. Trademark Number        1,222,572   WHO'S WHO REPORTS
-------------------------------------------------------------------------------------------------
ECI          Trademark Number             T05934      WHO'S WHO REVIEW
             (Florida)
-------------------------------------------------------------------------------------------------
ECI          U.S. Trademark Number        1,397,634   WHO'S WHO REVIEW
-------------------------------------------------------------------------------------------------
Taylor       U.S. Trademark App. No.      76/178,190  ELITEVISION
-------------------------------------------------------------------------------------------------
Taylor       U.S. Trademark App. No.      76/208,495  SAM (and design)
-------------------------------------------------------------------------------------------------
Taylor       U.S. Trademark App. No.      76/176,954  SMART PAY
-------------------------------------------------------------------------------------------------
Taylor       U.S. Trademark App. No.      76/343,521  SPECTRA
-------------------------------------------------------------------------------------------------
Taylor       U.S. Trademark App. No.      76/342,917  YB!PRO
-------------------------------------------------------------------------------------------------
CBI          Trademark App. No.           320855      ARTCARVED BRIDAL JEWELRY (Mexico)
-------------------------------------------------------------------------------------------------
CBI          U.S. Trademark No.           2,441,434   BALFOUR SPORTS (STYLIZED)

OBLIGOR      TRADEMARKS:                               MARK:
-------------------------------------------------------------------------------------------------
CBI          U.S. Trademark App. No.      75/111,974   BOY'S ALL*STAR
-------------------------------------------------------------------------------------------------
CBI          U.S. Trademark App. No.      75/484,104   CLASS OF YOUR OWN
-------------------------------------------------------------------------------------------------
CBI          U.S. Trademark App. No.      75/111,746   GIRL'S ALL*STAR
-------------------------------------------------------------------------------------------------
CBI          U.S. Trademark App. No.      75/470,814   GRADUATION CELEBRATION
-------------------------------------------------------------------------------------------------
CBI          U.S. Trademark App. No.      76/129,040   GRADUATION CELEBRATION
-------------------------------------------------------------------------------------------------
CBI          U.S. Trademark App. No.      75/111,745   THE ALL STAR SERIES
-------------------------------------------------------------------------------------------------
CBI          U.S. Trademark No.           2,502,361    YOUR BALFOUR COLLEGE RING...THE WEARABLE
                                                       RESUME
-------------------------------------------------------------------------------------------------
ECI          U.S. Trademark App. No.      2,479,133    WHO'S WHO AMONG AMERICAN HIGH SCHOOL
                                                       STUDENT ALUMNI ASSOCIATION
-------------------------------------------------------------------------------------------------
Taylor       Unregistered                              Stylized Taylor(2)
-------------------------------------------------------------------------------------------------
Taylor       Unregistered                              Stylized Taylor Publishing Co.(3)
-------------------------------------------------------------------------------------------------
Taylor       Unregistered                              Artquest(4)
-------------------------------------------------------------------------------------------------
Taylor       Unregistered                              Taylor Reunion Services(5)
-------------------------------------------------------------------------------------------------
Taylor       Unregistered                              Positively For Kids(6)
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
OBLIGOR      COPYRIGHTS:                               DESCRIPTION
-------------------------------------------------------------------------------------------------
Taylor       U.S. Copyright No.           TX 5-156-252 ULTRAVISION - version 1.29 Computer
                                                       Software Program
-------------------------------------------------------------------------------------------------
Taylor       U.S. Copyright No.           TX 5-156-251 VISION 2000 - version 2.047
                                                       Computer Software Program
-------------------------------------------------------------------------------------------------
Taylor       U.S. Copyright No.           TX 5-156-250 VISION 2000 - version 2.065
                                                       Computer Software Program
-------------------------------------------------------------------------------------------------
Taylor       U.S. Copyright No.           TXu 940-489  EZPIX Computer Software Program
-------------------------------------------------------------------------------------------------
CBI          U.S. Copyright No.           300,742      Birthstone Bouquet Ring
-------------------------------------------------------------------------------------------------
CBI          U.S. Copyright No.           606,818      Boy's all-star ring
-------------------------------------------------------------------------------------------------
CBI          U.S. Copyright No.           559,686      Eagle ring

(2)   Logo, Taylor General Partner has choosen not to register

(3)   Logo, Taylor General Partner has chosen not to register

(4) Artquest is the name of a contest sponsored by the Taylor General Partner over the last two years and will likely sponsor again, Taylor General Taylor General Partner has chosen not to register

(5) Taylor Reunion Services is the same of the business segment which conducts reunion services, Taylor General Partner has not pursued registration.

(6) Positively For Kids, is a series of children's books in the speciality publishing segment, Taylor General Partner has not pursued registration.

OBLIGOR      COPYRIGHTS:                               DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------
CBI          U.S. Copyright No.           606,816      Girl's all-star ring
------------------------------------------------------------------------------------------------------------------------------
CBI          U.S. Copyright No.           427,298      Hole-in-one
------------------------------------------------------------------------------------------------------------------------------
CBI          U.S. Copyright No.           none
                                          available    Journey
------------------------------------------------------------------------------------------------------------------------------
CBI          U.S. Copyright No.           380,032      Legend
------------------------------------------------------------------------------------------------------------------------------
CBI          U.S. Copyright No.           584,862      Nobility/royal
------------------------------------------------------------------------------------------------------------------------------
CBI          U.S. Copyright No.           none
                                          available      Radiance
------------------------------------------------------------------------------------------------------------------------------
CBI          U.S. Copyright No.           557,203        rose ring
------------------------------------------------------------------------------------------------------------------------------
CBI          U.S. Copyright No.           629,612        tenderness locket
------------------------------------------------------------------------------------------------------------------------------
ECI          U.S. Copyright No.           TX 5-073-052   Who's Who Among American High School
                                                         Students 1999-2000 (34th Edition) Volume I
------------------------------------------------------------------------------------------------------------------------------
ECI          U.S. Copyright No.           TX 5-073-053   Who's Who Among American High School
                                                         Students 1999-2000 (34th Edition) Volume II
------------------------------------------------------------------------------------------------------------------------------
ECI          U.S. Copyright No.           TX 5-073-054   Who's Who Among American High School
                                                         Students 1999-2000 (34th Edition) Volume III
------------------------------------------------------------------------------------------------------------------------------
ECI          U.S. Copyright No.           TX 5-073-055   Who's Who Among American High School
                                                         Students 1999-2000 (34th Edition) Volume IV
------------------------------------------------------------------------------------------------------------------------------
ECI          U.S. Copyright No.           TX 5-073-056   Who's Who Among American High School
                                                         Students 1999-2000 (34th Edition) Volume V
------------------------------------------------------------------------------------------------------------------------------
ECI          U.S. Copyright No.           TX 5-073-047   Who's Who Among American High School
                                                         Students 1999-2000 (34th Edition) Volume VI
------------------------------------------------------------------------------------------------------------------------------
ECI          U.S. Copyright No.           TX 5-073-041   Who's Who Among American High School
                                                         Students1999-2000 (34th Edition) Volume VII
------------------------------------------------------------------------------------------------------------------------------
ECI          U.S. Copyright No.           TX 5-073-040   Who's Who Among American High School
                                                         Students 1999-2000 (34th Edition) Volume VIII
------------------------------------------------------------------------------------------------------------------------------
ECI          U.S. Copyright No.           TX 5-073-048   Who's Who Among American High School
                                                         Students 1999-2000 (34th Edition) Volume IX

OBLIGOR      COPYRIGHTS:                                 DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------------
ECI          U.S. Copyright No.           TX 5-073-049   Who's Who Among American High School Students 1999-2000 (34th Edition)
                                                         Volume X
-----------------------------------------------------------------------------------------------------------------------------------
ECI          U.S. Copyright No.           TX 5-073-050   Who's Who Among American High School Students 1999-2000 (34th Edition)
                                                         Volume XI
-----------------------------------------------------------------------------------------------------------------------------------
ECI          U.S. Copyright No.           TX 5-073-051   Who's Who Among American High School Students 1999-2000 (34th Edition)
                                                         Volume XII
-----------------------------------------------------------------------------------------------------------------------------------
ECI          U.S. Copyright No.           TX 5-073-046   Who's Who Among American High School Students 1999-2000 (34th Edition)
                                                         Volume XIII
-----------------------------------------------------------------------------------------------------------------------------------
ECI          U.S. Copyright No.           TX 5-073-045   Who's Who Among American High School Students 1999-2000 (34th Edition)
                                                         Volume XIV
-----------------------------------------------------------------------------------------------------------------------------------
ECI          U.S. Copyright No.           TX 5-377-170   Who's Who Among American High School Students 1999-2000 (34th Edition)
                                                         Volume XV
-----------------------------------------------------------------------------------------------------------------------------------
ECI          U.S. Copyright No.           TX 5-073-044   Who's Who Among American High School Students 1999-2000 (34th Edition)
                                                         Volume XVI
-----------------------------------------------------------------------------------------------------------------------------------
ECI          U.S. Copyright No.           TX 5-073-043   Who's Who Among American High School Students 1999-2000 (34th Edition)
                                                         Volume XVII
-----------------------------------------------------------------------------------------------------------------------------------
ECI          U.S. Copyright No.           TX 5-073-042   Who's Who Among American High School Students 1999-2000 (34th Edition)
                                                         Volume XVIII
-----------------------------------------------------------------------------------------------------------------------------------
ECI          U.S. Copyright No.           TX 5-037-750   Who's Who Among American High School Students 1998-99 (33rd Edition)
                                                         Volume I
-----------------------------------------------------------------------------------------------------------------------------------
ECI          U.S. Copyright No.           TX 5-037-750   Who's Who Among American High School Students 1998-99 (33rd Edition)
                                                         Volume I
-----------------------------------------------------------------------------------------------------------------------------------
ECI          U.S. Copyright No.           TX 5-037-754   Who's Who Among American High School Students 1998-99 (33rd Edition)
                                                         Volume II

OBLIGOR                 COPYRIGHTS:                    DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 5-037-632           Who's Who Among American High School Students 1998-99
                                                                              (33rd Edition) Volume III
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 5-037-631           Who's Who Among American High School Students 1998-99
                                                                              (33rd Edition) Volume IV
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 5-037-747           Who's Who Among American High School Students 1998-99
                                                                              (33rd Edition) Volume V
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 5-037-756           Who's Who Among American High School Students 1998-99
                                                                              (33rd Edition) Volume VI
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 5-037-626           Who's Who Among American High School Students 1998-99
                                                                              (33rd Edition) Volume VII
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 5-037-748           Who's Who Among American High School Students 1998-99
                                                                              (33rd Edition) Volume VIII
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 5-037-753           Who's Who Among American High School Students 1998-99
                                                                              (33rd Edition) Volume IX
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 5-037-752           Who's Who Among American High School Students 1998-99
                                                                              (33rd Edition) Volume X
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 5-037-749           Who's Who Among American High School Students 1998-99
                                                                              (33rd Edition) Volume XI
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 5-037-633           Who's Who Among American High School Students 1998-99
                                                                              (33rd Edition) Volume XII
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 5-037-628           Who's Who Among American High School Students 1998-99
                                                                              (33rd Edition) Volume XIII

OBLIGOR                 COPYRIGHTS:                    DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------------

ECI                     U.S. Copyright No.             TX 5-037-627           Who's Who Among American High School Students 1998-99
                                                                              (33rd Edition) Volume XIV
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 5-037-751           Who's Who Among American High School Students 1998-99
                                                                              (33rd Edition) Volume XV
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 5-037-630           Who's Who Among American High School Students 1998-99
                                                                              (33rd Edition) Volume XVI
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 5-037-755           Who's Who Among American High School Students 1998-99
                                                                              (33rd Edition) Volume XVII
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 5-037-629           Who's Who Among American High School Students 1998-99
                                                                              (33rd Edition) Volume XVIII
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-896-465           Who's Who Among American High School Students 1997-98
                                                                              (32nd Edition) Volume I
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-896-501           Who's Who Among American High School Students 1997-98
                                                                              (32nd Edition) Volume II
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-896-504           Who's Who Among American High School Students 1997-98
                                                                              (32nd Edition) Volume III
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-896-476           Who's Who Among American High School Students 1997-98
                                                                              (32nd Edition) Volume IV
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-896-498           Who's Who Among American High School Students 1997-98
                                                                              (32nd Edition) Volume V
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-896-497           Who's Who Among American High School Students 1997-98
                                                                              (32nd Edition) Volume VI

OBLIGOR                 COPYRIGHTS:                    DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-896-477           Who's Who Among American High School Students 1997-98
                                                                              (32nd Edition) Volume VII
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-896-503           Who's Who Among American High School Students 1997-98
                                                                              (32nd Edition) Volume VIII
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-896-502           Who's Who Among American High School Students 1997-98
                                                                              (32nd Edition) Volume IX
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-896-499           Who's Who Among American High School Students 1997-98
                                                                              (32nd Edition) Volume X
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-896-500           Who's Who Among American High School Students 1997-98
                                                                              (32nd Edition) Volume XI
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-896-508           Who's Who Among American High School Students 1997-98
                                                                              (32nd Edition) Volume XII
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-896-506           Who's Who Among American High School Students 1997-98
                                                                              (32nd Edition) Volume XIII
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-896-505           Who's Who Among American High School Students 1997-98
                                                                              (32nd Edition) Volume XIV
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-896-507           Who's Who Among American High School Students 1997-98
                                                                              (32nd Edition) Volume XV
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-896-467           Who's Who Among American High School Students 1997-98
                                                                              (32nd Edition) Volume XVI
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-896-475           Who's Who Among American High School Students 1997-98
                                                                              (32nd Edition) Volume XVII

OBLIGOR                 COPYRIGHTS:                    DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-896-466           Who's Who Among American High School Students 1997-98
                                                                              (32nd Edition) Volume XVIII
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-691-581           Who's Who Among American High School Students 1996-97
                                                                              (31st Edition) Volume I
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-691-580           Who's Who Among American High School Students 1996-97
                                                                              (31st Edition) Volume II
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-691-575           Who's Who Among American High School Students 1996-97
                                                                              (31st Edition) Volume III
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-691-573           Who's Who Among American High School Students 1996-97
                                                                              (31st Edition) Volume IV
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-691-576           Who's Who Among American High School Students 1996-97
                                                                              (31st Edition) Volume V
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-691-582           Who's Who Among American High School Students 1996-97
                                                                              (31st Edition) Volume VI
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-691-579           Who's Who Among American High School Students 1996-97
                                                                              (31st Edition) Volume VII
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-691-567           Who's Who Among American High School Students 1996-97
                                                                              (31st Edition) Volume VIII
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-691-572           Who's Who Among American High School Students 1996-97
                                                                              (31st Edition) Volume IX
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-691-583           Who's Who Among American High School Students 1996-97
                                                                              (31st Edition) Volume X

OBLIGOR                 COPYRIGHTS:                    DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-691-568           Who's Who Among American High School Students 1996-97
                                                                              (31st Edition) Volume XI
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-691-569           Who's Who Among American High School Students 1996-97
                                                                              (31st Edition) Volume XII
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-691-578           Who's Who Among American High School Students 1996-97
                                                                              (31st Edition) Volume XIII
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-691-571           Who's Who Among American High School Students 1996-97
                                                                              (31st Edition) Volume XIV
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-691-574           Who's Who Among American High School Students 1996-97
                                                                              (31st Edition) Volume XV
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-691-570           Who's Who Among American High School Students 1996-97
                                                                              (31st Edition) Volume XVI
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-691-577           Who's Who Among American High School Students 1996-97
                                                                              (31st Edition) Volume XVII
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-691-566           Who's Who Among American High School Students 1996-97
                                                                              (31st Edition) Volume XVIII
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-427-945           Who's Who Among American High School Students 1995-96
                                                                              (30th Edition) Volume I
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-427-947           Who's Who Among American High School Students 1995-96
                                                                              (30th Edition) Volume II
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-427-941           Who's Who Among American High School Students 1995-96
                                                                              (30th Edition) Volume III

OBLIGOR                 COPYRIGHTS:                    DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-427-939           Who's Who Among American High School Students 1995-96
                                                                              (30th Edition) Volume IV
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-427-934           Who's Who Among American High School Students 1995-96
                                                                              (30th Edition) Volume V
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-427-942           Who's Who Among American High School Students 1995-96
                                                                              (30th Edition) Volume VI
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-427-933           Who's Who Among American High School Students 1995-96
                                                                              (30th Edition) Volume VII
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-427-946           Who's Who Among American High School Students 1995-96
                                                                              (30th Edition) Volume VIII
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-427-943           Who's Who Among American High School Students 1995-96
                                                                              (30th Edition) Volume IX
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-427-930           Who's Who Among American High School Students 1995-96
                                                                              (30th Edition) Volume X
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-427-937           Who's Who Among American High School Students 1995-96
                                                                              (30th Edition) Volume XI
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-427-938           Who's Who Among American High School Students 1995-96
                                                                              (30th Edition) Volume XII
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-427-936           Who's Who Among American High School Students 1995-96
                                                                              (30th Edition) Volume XIII
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-427-940           Who's Who Among American High School Students 1995-96
                                                                              (30th Edition) Volume XIV

OBLIGOR                 COPYRIGHTS:                    DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-427-935           Who's Who Among American High School Students 1995-96
                                                                              (30th Edition) Volume XV
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-427-931           Who's Who Among American High School Students 1995-96
                                                                              (30th Edition) Volume XVI
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-427-932           Who's Who Among American High School Students 1995-96
                                                                              (30th Edition) Volume XVII
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-427-944           Who's Who Among American High School Students 1995-96
                                                                              (30th Edition) Volume XVIII
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-203-314           Who's Who Among American High School Students 1994-95
                                                                              (29th Edition) Volume I
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-199-000           Who's Who Among American High School Students 1994-95
                                                                              (29th Edition) Volume II
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-199-003           Who's Who Among American High School Students 1994-95
                                                                              (29th Edition) Volume III
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-203-310           Who's Who Among American High School Students 1994-95
                                                                              (29th Edition) Volume IV
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-203-417           Who's Who Among American High School Students 1994-95
                                                                              (29th Edition) Volume V
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-198-996           Who's Who Among American High School Students 1994-95
                                                                              (29th Edition) Volume VI
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-199-002           Who's Who Among American High School Students 1994-95
                                                                              (29th Edition) Volume VII
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-198-998           Who's Who Among American High School Students 1994-95
                                                                              (29th Edition) Volume VIII

OBLIGOR                 COPYRIGHTS:                    DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-203-313           Who's Who Among American High School Students 1994-95
                                                                              (29th Edition) Volume IX
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-199-004           Who's Who Among American High School Students 1994-95
                                                                              (29th Edition) Volume X
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-203-312           Who's Who Among American High School Students 1994-95
                                                                              (29th Edition) Volume XI
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-203-416           Who's Who Among American High School Students 1994-95
                                                                              (29th Edition) Volume XII
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-198-999           Who's Who Among American High School Students 1994-95
                                                                              (29th Edition) Volume XIII
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-203-311           Who's Who Among American High School Students 1994-95
                                                                              (29th Edition) Volume XIV
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-199-001           Who's Who Among American High School Students 1994-95
                                                                              (29th Edition) Volume XV
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-198-997           Who's Who Among American High School Students 1994-95
                                                                              (29th Edition) Volume XVI
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-199-005           Who's Who Among American High School Students 1994-95
                                                                              (29th Edition) Volume XVII
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-199-006           Who's Who Among American High School Students 1994-95
                                                                              (29th Edition) Volume XVIII
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 3-646-467           Who's Who Among American High School Students 1993-94
                                                                              (28th Edition) Volume I

OBLIGOR                 COPYRIGHTS:                    DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 3-646-464           Who's Who Among American High School Students 1993-94
                                                                              (28th Edition) Volume II
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 3-940-498           Who's Who Among American High School Students 1993-94
                                                                              (28th Edition) Volume III
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 3-646-470           Who's Who Among American High School Students 1993-94
                                                                              (28th Edition) Volume IV
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 3-940-497           Who's Who Among American High School Students 1993-94
                                                                              (28th Edition) Volume V
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 3-646-463           Who's Who Among American High School Students 1993-94
                                                                              (28th Edition) Volume VI
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 3-940-499           Who's Who Among American High School Students 1993-94
                                                                              (28th Edition) Volume VII
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 3-646-466           Who's Who Among American High School Students 1993-94
                                                                              (28th Edition) Volume VIII
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 3-646-469           Who's Who Among American High School Students 1993-94
                                                                              (28th Edition) Volume IX
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 3-940-500           Who's Who Among American High School Students 1993-94
                                                                              (28th Edition) Volume X
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 3-940-501           Who's Who Among American High School Students 1993-94
                                                                              (28th Edition) Volume XI
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 3-646-465           Who's Who Among American High School Students 1993-94
                                                                              (28th Edition) Volume XII

OBLIGOR                 COPYRIGHTS:                    DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 3-940-502           Who's Who Among American High School Students 1993-94
                                                                              (28th Edition) Volume XIII
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 3-646-468           Who's Who Among American High School Students 1993-94
                                                                              (28th Edition) Volume XIV
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 3-940-503           Who's Who Among American High School Students 1993-94
                                                                              (28th Edition) Volume XV
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 3-980-012           Who's Who Among American High School Students 1993-94
                                                                              (28th Edition) Volume XVI
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 3-752-809           Who's Who Among American High School Students 1992-93
                                                                              (27th Edition) Volume 1
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 3-752-817           Who's Who Among American High School Students 1992-93
                                                                              (27th Edition) Volume II
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 3-752-816           Who's Who Among American High School Students 1992-93
                                                                              (27th Edition) Volume III
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 3-752-819           Who's Who Among American High School Students 1992-93
                                                                              (27th Edition) Volume IV
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 3-752-818           Who's Who Among American High School Students 1992-93
                                                                              (27th Edition) Volume V
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 3-752-821           Who's Who Among American High School Students 1992-93
                                                                              (27th Edition) Volume VI
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 3-752-815           Who's Who Among American High School Students 1992-93
                                                                              (27th Edition) Volume VII

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
OBLIGOR                 COPYRIGHTS:                    DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 3-752-820           Who's Who Among American High School Students 1992-93
                                                                              (27th Edition) Volume VIII
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 3-752-814           Who's Who Among American High School Students 1992-93
                                                                              (27th Edition) Volume IX
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 3-752-813           Who's Who Among American High School Students 1992-93
                                                                              (27th Edition) Volume X
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 3-752-812           Who's Who Among American High School Students 1992-93
                                                                              (27th Edition) Volume XI
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 3-752-806           Who's Who Among American High School Students 1992-93
                                                                              (27th Edition) Volume XII
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 3-752-810           Who's Who Among American High School Students 1992-93
                                                                              (27th Edition) Volume XIII
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 3-752-808           Who's Who Among American High School Students 1992-93
                                                                              (27th Edition) Volume XIV
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 3-752-807           Who's Who Among American High School Students 1992-93
                                                                              (27th Edition) Volume XV
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 3-752-811           Who's Who Among American High School Students 1992-93
                                                                              (27th Edition) Volume XVI
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 3-463-348           Who's Who Among American High School Students 1991-92
                                                                              (26th Edition) Volume I
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 3-459-328           Who's Who Among American High School Students 1991-92
                                                                              (26th Edition) Volume II

OBLIGOR                 COPYRIGHTS:                    DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 3-463-345           Who's Who Among American High School Students 1991-92
                                                                              (26th Edition) Volume III
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 3-463-344           Who's Who Among American High School Students 1991-92
                                                                              (26th Edition) Volume IV
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 3-463-349           Who's Who Among American High School Students 1991-92
                                                                              (26th Edition) Volume V
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 3-463-347           Who's Who Among American High School Students 1991-92
                                                                              (26th Edition) Volume VI
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 3-460-663           Who's Who Among American High School Students 1991-92
                                                                              (26th Edition) Volume VII
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 3-459-329           Who's Who Among American High School Students 1991-92
                                                                              (26th Edition) Volume VIII
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 3-460-661           Who's Who Among American High School Students 1991-92
                                                                              (26th Edition) Volume IX
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 3-463-346           Who's Who Among American High School Students 1991-92
                                                                              (26th Edition) Volume X
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 3-459-330           Who's Who Among American High School Students 1991-92
                                                                              (26th Edition) Volume XI
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 3-459-327           Who's Who Among American High School Students 1991-92
                                                                              (26th Edition) Volume XII
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 3-463-343           Who's Who Among American High School Students 1991-92
                                                                              (26th Edition) Volume XIII

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
OBLIGOR                 COPYRIGHTS:                    DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 3-460-662           Who's Who Among American High School Students 1991-92
                                                                              (26th Edition) Volume XIV
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 3-460-660           Who's Who Among American High School Students 1991-92
                                                                              (26th Edition) Volume XV
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 3-452-658           Who's Who Among American High School Students 1990-91
                                                                              (25th Edition) Volume I
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 3-208-049           Who's Who Among American High School Students 1990-91
                                                       TX 3 452-152           (25th Edition) Volume II
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 3-208-051           Who's Who Among American High School Students 1990-91
                                                       TX 3-452-410           (25th Edition) Volume III
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 3-461-724           Who's Who Among American High School Students 1990-91
                                                                              (25th Edition) Volume IV
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 3-452-035           Who's Who Among American High School Students 1990-91
                                                                              (25th Edition) Volume V
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 3-458-036           Who's Who Among American High School Students 1990-91
                                                                              (25th Edition) Volume VI
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 3-461-725           Who's Who Among American High School Students 1990-91
                                                                              (25th Edition) Volume VII
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 3-461-728           Who's Who Among American High School Students 1990-91
                                                                              (25th Edition) Volume VIII
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 3-208-053           Who's Who Among American High School Students 1990-91
                                                       TX 3-452-412           (25th Edition) Volume IX

OBLIGOR                 COPYRIGHTS:                    DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 3-208-050           Who's Who Among American High School Students 1990-91
                                                       TX 3-452-409           (25th Edition) Volume X
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 3-208-052           Who's Who Among American High School Students 1990-91
                                                       TX 3-452-411           (25th Edition) Volume XI
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 3-458-010           Who's Who Among American High School Students 1990-91
                                                                              (25th Edition) Volume XII
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 3-461-727           Who's Who Among American High School Students 1990-91
                                                                              (25th Edition) Volume XIII
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 3-461-726           Who's Who Among American High School Students 1990-91
                                                                              (25th Edition) Volume XIV
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 3-458-011           Who's Who Among American High School Students 1990-91
                                                                              (25th Edition) Volume XV
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 2-962-217           Who's Who Among American High School Students 1989-90
                                                                              (24th Edition) Volume I
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 2-962-220           Who's Who Among American High School Students 1989-90
                                                                              (24th Edition) Volume II
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 2-962-216           Who's Who Among American High School Students 1989-90
                                                                              (24th Edition) Volume III
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 2-970-617           Who's Who Among American High School Students 1989-90
                                                                              (24th Edition) Volume IV
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 2-962-219           Who's Who Among American High School Students 1989-90
                                                                              (24th Edition) Volume V
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 2-962-212           Who's Who Among American High School Students 1989-90
                                                                              (24th Edition) Volume VI

OBLIGOR                 COPYRIGHTS:                    DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 2-962-215           Who's Who Among American High School Students 1989-90
                                                                              (24th Edition) Volume VII
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 2-962-214           Who's Who Among American High School Students 1989-90
                                                                              (24th Edition) Volume VIII
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 2-996-787           Who's Who Among American High School Students 1989-90
                                                                              (24th Edition) Volume IX
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 2-996-213           Who's Who Among American High School Students 1989-90
                                                                              (24th Edition) Volume X
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 2-996-784           Who's Who Among American High School Students 1989-90
                                                                              (24th Edition) Volume XI
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 2-996-786           Who's Who Among American High School Students 1989-90
                                                                              (24th Edition) Volume XII
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 2-992-218           Who's Who Among American High School Students 1989-90
                                                                              (24th Edition) Volume XIII
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 2-996-785           Who's Who Among American High School Students 1989-90
                                                                              (24th Edition) Volume XIV
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 2-996-783           Who's Who Among American High School Students 1989-90
                                                                              (24th Edition) Volume XV
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 2-740-181           Who's Who Among American High School Students 1988-89
                                                                              (23rd Edition) Volume I
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 2-740-176           Who's Who Among American High School Students 1988-89
                                                                              (23rd Edition) Volume II


OBLIGOR                 COPYRIGHTS:                    DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 2-740-179           Who's Who Among American High School Students 1988-89
                                                                              (23rd Edition) Volume III
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 2-740-177           Who's Who Among American High School Students 1988-89
                                                                              (23rd Edition) Volume IV
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 2-740-180           Who's Who Among American High School Students 1988-89
                                                                              (23rd Edition) Volume V
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 2-740-178           Who's Who Among American High School Students 1988-89
                                                                              (23rd Edition) Volume VI
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 2-740-184           Who's Who Among American High School Students 1988-89
                                                                              (23rd Edition) Volume VII
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 2-740-182           Who's Who Among American High School Students 1988-89
                                                                              (23rd Edition) Volume VIII
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 2-740-183           Who's Who Among American High School Students 1988-89
                                                                              (23rd Edition) Volume IX
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 2-732-749           Who's Who Among American High School Students 1988-89
                                                                              (23rd Edition) Volume X
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 2-735-322           Who's Who Among American High School Students 1988-89
                                                                              (23rd Edition) Volume XI
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 2-732-396           Who's Who Among American High School Students 1988-89
                                                                              (23rd Edition) Volume XII
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 2-483-043           Who's Who Among American High School Students 1987-88
                                                                              (22nd Edition) Volume 1

OBLIGOR                 COPYRIGHTS:                    DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 2-483-046           Who's Who Among American High School Students 1987-88
                                                                              (22nd Edition) Volume 2
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 2-483-044           Who's Who Among American High School Students 1987-88
                                                                              (22nd Edition) Volume 3
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 2-483-047           Who's Who Among American High School Students 1987-88
                                                                              (22nd Edition) Volume 4
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 2-483-042           Who's Who Among American High School Students 1987-88
                                                                              (22nd Edition) Volume 5
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 2-483-045           Who's Who Among American High School Students 1987-88
                                                                              (22nd Edition) Volume 6
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 2-489-113           Who's Who Among American High School Students 1987-88
                                                                              (22nd Edition) Volume 7
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 2-489-112           Who's Who Among American High School Students 1987-88
                                                                              (22nd Edition) Volume 8
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 2-489-264           Who's Who Among American High School Students 1987-88
                                                                              (22nd Edition) Volume 9
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 2-489-263           Who's Who Among American High School Students 1987-88
                                                                              (22nd Edition) Volume 10
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 2-489-262           Who's Who Among American High School Students 1987-88
                                                                              (22nd Edition) Volume 11
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 2-489-261           Who's Who Among American High School Students 1987-88
                                                                              (22nd Edition) Volume 12
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 2-243-677           Who's Who Among American High School Students 1986-87
                                                                              (21st Edition)

OBLIGOR                 COPYRIGHTS:                    DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 2-033-739           Who's Who Among American High School Students 1985-86
                                                                              (20th Edition)
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 1-732-076           Who's Who Among American High School Students 1984-85
                                                                              (19th Edition)
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 1-596-312           Who's Who Among American High School Students 1983-84
                                                                              (18th Edition)
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 1-253-070           Who's Who Among American High School Students 1982-83
                                                                              (17th Edition)
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 1-062-415           Who's Who Among American High School Students 1981-82
                                                                              (16th Edition)
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 829-425             Who's Who Among American High School Students 1980-81
                                                                              (15th Edition)
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 727-543             Who's Who Among American High School Students 1979-80
                                                                              (14th Edition)
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 727-544             Who's Who Among American High School Students 1978-79
                                                                              (13th Edition)
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 205-503             Who's Who Among American High School Students 1977-78
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             A 927898               Who's Who Among American High School Students 1976-77
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             A 850568               Who's Who Among American High School Students 1975-76
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             A 702663               Who's Who Among American High School Students 1974-75
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             A 613480               Who's Who Among American High School Students 1973-74
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             A 526898               Who's Who Among American High School Students 1972-73
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             A 401099               Who's Who Among American High School Students 1971-72
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             A 292395               Merit's Who's Who Among American High School Students
                                                                              1970-71

OBLIGOR                 COPYRIGHTS:                    DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             A 190806               Merit's Who's Who Among American High School Students
                                                                              1969-1970
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             A 122921               Merit's Who's Who Among American High School Students
                                                                              1968-1969
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             A 65657                Merit's Who's Who Among American High School Students
                                                                              1967-1968
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             A 984826               Merit's Who's Who Among American High School Students
                                                       A 958282               1966-1967
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 5-073-057           WHO'S WHO AMONG AMERICA'S TEACHERS 2000 (6TH EDITION)
                                                                              VOLUME I
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 5-073-058           WHO'S WHO AMONG AMERICA'S TEACHERS 2000 (6TH EDITION)
                                                                              VOLUME II
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 5-073-059           WHO'S WHO AMONG AMERICA'S TEACHERS 2000 (6TH EDITION)
                                                                              VOLUME III
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 5-073-060           WHO'S WHO AMONG AMERICA'S TEACHERS 2000 (6TH EDITION)
                                                                              VOLUME IV
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-833-393           Who's Who Among America's Teachers 1998 (5th Edition)
                                                                              Volume I
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-833-394           Who's Who Among America's Teachers 1998 (5th Edition)
                                                                              Volume II
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-833-391           Who's Who Among America's Teachers 1998 (5th Edition)
                                                                              Volume III
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-833-392           Who's Who Among America's Teachers 1998 (5th Edition)
                                                                              Volume IV
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-469-764           Who's Who Among America's Teachers 1996 (4th Edition)
                                                                              Volume I
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-469-767           Who's Who Among America's Teachers 1996 (4th Edition)
                                                                              Volume II
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-469-765           Who's Who Among America's Teachers 1996 (4th Edition)
                                                                              Volume III

OBLIGOR                 COPYRIGHTS:                    DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-469-766           Who's Who Among America's Teachers 1996 (4th Edition)
                                                                              Volume IV
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 3-899-380           Who's Who Among America's Teachers 1994 (3rd Edition)
                                                                              Volume I
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 3-899-381           Who's Who Among America's Teachers 1994 (3rd Edition)
                                                                              Volume II
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 3-423-206           Who's Who Among America's Teachers 1992 (2nd Edition)
                                                                              Volume I
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 3-426-091           Who's Who Among America's Teachers 1992 (2nd Edition)
                                                                              Volume II
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 2-931-185           Who's Who Among America's Teachers (1st Edition)
                                                                              1989-90
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 5-439-844           THE NATIONAL DEAN'S LIST 2000-2001 (24TH EDITION)
                                                                              VOLUME I
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 5-439-846           THE NATIONAL DEAN'S LIST 2000-2001 (24TH EDITION)
                                                                              VOLUME II
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 5-439-845           THE NATIONAL DEAN'S LIST 2000-2001 (24TH EDITION)
                                                                              VOLUME III
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 5-313-157           THE NATIONAL DEAN'S LIST 1999-2000 (23RD EDITION)
                                                                              VOLUME I
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 5-313-156           THE NATIONAL DEAN'S LIST 1999-2000 (23RD EDITION)
                                                                              VOLUME II
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 5-054-154           The National Dean's List 1998-1999 22nd Edition
                                                                              Volume I
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 5-052-410           The National Dean's List 1998-1999 22nd Edition
                                                                              Volume II
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-888-637           The National Dean's List 1997-1998 21st Edition
                                                                              Volume I
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-885-940           The National Dean's List 1997-1998 21st Edition
                                                                              Volume II

OBLIGOR                 COPYRIGHTS:                    DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-586-406           The National Dean's List 1996-1997 20th Edition
                                                                              Volume I
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-586-407           The National Dean's List 1996-1997 20th Edition
                                                                              Volume II
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-423-941           The National Dean's List 1995-1996 19th Edition
                                                                              Volume I
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-423-940           The National Dean's List 1995-1996 19th Edition
                                                                              Volume II
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-141-994           The National Dean's List 1994-1995 18th Edition
                                                                              Volume I
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 4-134-540           The National Dean's List 1994-1995 18th Edition
                                                                              Volume II
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 3-646-461           The National Dean's List 1993-94 17th Edition Volume I
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 3-646-462           The National Dean's List 1993-94 17th Edition Volume
                                                                              II
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 3-673-315           The National Dean's List 1992-93 16th Edition Volume I
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 3-673-314           The National Dean's List 1992-93 16th Edition Volume
                                                                              II
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 3-440-206           The National Dean's List 1991-92 15th Edition
                                                                              Volume I
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 3-440-207           The National Dean's List 1991-92 15th Edition
                                                                              Volume II
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 3-185-101           The National Dean's List 1990-91 14th Edition Volume I
-----------------------------------------------------------------------------------------------------------------------------------
                                                       TX 3-185-102           The National Dean's List 1990-91 14th Edition Volume
                                                       TX 3-431-218           II
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 2 951-961           The National Dean's List 1989-90 13th Edition Volume I
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 2 951 960           The National Dean's List 1989-90 13th Edition Volume
                                                                              II

OBLIGOR                 COPYRIGHTS:                    DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 2 750 950           The National Dean's List 1988-89 12th Edition Volume I
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 2 750 949           The National Dean's List 1988-89 12th Edition Volume
                                                                              II
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 2 463-958           The National Dean's List 1987-88 11th Edition Volume 1
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 2 463-959           The National Dean's List 1987-88 11th Edition Volume 2
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 2 317-119           The National Dean's List 1986-87 10th Edition
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 2 011-683           The National Dean's List 1985-86 9th Edition
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 1 711-881           The National Dean's List 1984-85 8th Edition
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 1 596-311           The National Dean's List 1983-84 7th Edition
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 1-253-069           The National Dean's List 6th Edition
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 1-057-142           The National Dean's List 5th Edition
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 821-905             The National Dean's List 4th Edition
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 727-542             The National Dean's List 3rd Edition
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 727-541             The National Dean's List 2nd Edition
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     U.S. Copyright No.             TX 210-053             The National Dean's List
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                        UNREGISTERED COPYRIGHTS:                              DESCRIPTION:
-----------------------------------------------------------------------------------------------------------------------------------
ECI                                                                           Database(s) of the identity of and information
                                                                              pertaining to customers
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     Application submitted to                              Who's Who Among American High School Students
                        Copyright Office                                      2000-2001 (35th Edition) Volume I

                        UNREGISTERED COPYRIGHTS:                              DESCRIPTION:
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     APPLICATION SUBMITTED TO                              Who's Who Among American High School Students
                        COPYRIGHT OFFICE                                      2000-2001 (35th Edition) Volume II
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     APPLICATION SUBMITTED TO                              Who's Who Among American High School Students
                        COPYRIGHT OFFICE                                      2000-2001 (35th Edition) Volume III
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     APPLICATION SUBMITTED TO                              Who's Who Among American High School Students
                        COPYRIGHT OFFICE                                      2000-2001 (35th Edition) Volume IV
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     APPLICATION SUBMITTED TO                              Who's Who Among American High School Students
                        COPYRIGHT OFFICE                                      2000-2001 (35th Edition) Volume V
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     APPLICATION SUBMITTED TO                              Who's Who Among American High School Students
                        COPYRIGHT OFFICE                                      2000-2001 (35th Edition) Volume VI
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     APPLICATION SUBMITTED TO                              Who's Who Among American High School Students
                        COPYRIGHT OFFICE                                      2000-2001 (35th Edition) Volume VII
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     APPLICATION SUBMITTED TO                              Who's Who Among American High School Students
                        COPYRIGHT OFFICE                                      2000-2001 (35th Edition) Volume VIII
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     APPLICATION SUBMITTED TO                              Who's Who Among American High School Students
                        COPYRIGHT OFFICE                                      2000-2001 (35th Edition) Volume IX
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     APPLICATION SUBMITTED TO                              Who's Who Among American High School Students
                        COPYRIGHT OFFICE                                      2000-2001 (35th Edition) Volume X
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     APPLICATION SUBMITTED TO                              Who's Who Among American High School Students
                        COPYRIGHT OFFICE                                      2000-2001 (35th Edition) Volume XI
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     APPLICATION SUBMITTED TO                              Who's Who Among American High
                        COPYRIGHT OFFICE                                      School Students 2000-2001 (35th Edition) Volume XII

                        UNREGISTERED COPYRIGHTS:                              DESCRIPTION:
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     Application submitted to                              Who's Who Among American High
                        Copyright Office                                      School Students 2000-2001 (35th Edition) Volume XIII
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     Application submitted to                              Who's Who Among American High
                        Copyright Office                                      School Students 2000-2001 (35th Edition) Volume XIV
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     Application submitted to                              Who's Who Among American High
                        Copyright Office                                      School Students 2000-2001 (35th Edition) Volume XV
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     Application submitted to                              Who's Who Among American High
                        Copyright Office                                      School Students 2000-2001 (35th Edition) Volume XVI
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     Application submitted to                              Who's Who Among American High
                        Copyright Office                                      School Students 2000-2001 (34th Edition) Volume XVII
-----------------------------------------------------------------------------------------------------------------------------------
ECI                     Application submitted to                              Who's  Who  Among   American   High  School   Students
                        Copyright Office                                      2000-2001 (35th Edition) Volume XVIII
-----------------------------------------------------------------------------------------------------------------------------------
OBLIGOR                                                                       INTERNET DOMAIN NAME:
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Taylor                                                                        taylorpub.com
-----------------------------------------------------------------------------------------------------------------------------------
Taylor                                                                        taylorreunions.net
-----------------------------------------------------------------------------------------------------------------------------------
Taylor                                                                        taylorreunions.com
-----------------------------------------------------------------------------------------------------------------------------------
Taylor                                                                        taylorreunion.com
-----------------------------------------------------------------------------------------------------------------------------------
Taylor                                                                        taylorreunion.net
-----------------------------------------------------------------------------------------------------------------------------------
Taylor                                                                        taylorpublishing.com
-----------------------------------------------------------------------------------------------------------------------------------
Taylor                                                                        taylorpublishing.net
-----------------------------------------------------------------------------------------------------------------------------------
Taylor                                                                        taylorpublishing.org
-----------------------------------------------------------------------------------------------------------------------------------
Taylor                                                                        taylorreunionservices.com
-----------------------------------------------------------------------------------------------------------------------------------
Taylor                                                                        taylorreunionservices.net
-----------------------------------------------------------------------------------------------------------------------------------
Taylor                                                                        tayloryearbooks.com
-----------------------------------------------------------------------------------------------------------------------------------
Taylor                                                                        tayloryearbooks.net
-----------------------------------------------------------------------------------------------------------------------------------
Taylor                                                                        tayloryearbooks.org
-----------------------------------------------------------------------------------------------------------------------------------
Taylor                                                                        yearbookpaymentcenter.com


OBLIGOR                                                                       INTERNET DOMAIN NAME:
-----------------------------------------------------------------------------------------------------------------------------------
Taylor                                                                        yearbookpaymentcenter.net
-----------------------------------------------------------------------------------------------------------------------------------
Taylor                                                                        yearbookpaymentcenter.org
-----------------------------------------------------------------------------------------------------------------------------------
Taylor                                                                        yearzine.com
-----------------------------------------------------------------------------------------------------------------------------------
Taylor                                                                        ordermyyearbook.com
-----------------------------------------------------------------------------------------------------------------------------------
Taylor                                                                        ordermyyearbook.net
-----------------------------------------------------------------------------------------------------------------------------------
Taylor                                                                        ordermyyearbook.org
-----------------------------------------------------------------------------------------------------------------------------------
Taylor                                                                        reunionmates.com
-----------------------------------------------------------------------------------------------------------------------------------
Taylor                                                                        commemorativebrands.com
-----------------------------------------------------------------------------------------------------------------------------------
Taylor                                                                        commemorativebrands.net
-----------------------------------------------------------------------------------------------------------------------------------
Taylor                                                                        commemorativebrands.org
-----------------------------------------------------------------------------------------------------------------------------------
Taylor                                                                        commemorativeedition.com
-----------------------------------------------------------------------------------------------------------------------------------
Taylor                                                                        commemorativeedition.net
-----------------------------------------------------------------------------------------------------------------------------------
Taylor                                                                        commemorativeedition.org
-----------------------------------------------------------------------------------------------------------------------------------
Taylor                                                                        commemorativeeditions.com
-----------------------------------------------------------------------------------------------------------------------------------
Taylor                                                                        commemorativeeditions.net
-----------------------------------------------------------------------------------------------------------------------------------
Taylor                                                                        commemorativeeditions.org
-----------------------------------------------------------------------------------------------------------------------------------
Taylor                                                                        buymyyearbook.com
-----------------------------------------------------------------------------------------------------------------------------------
Taylor                                                                        buymyyearbook.net
-----------------------------------------------------------------------------------------------------------------------------------
Taylor                                                                        buymyyearbook.org
-----------------------------------------------------------------------------------------------------------------------------------
Taylor                  Available                     Not Ours                taylorfinebooks.com
-----------------------------------------------------------------------------------------------------------------------------------
CBI                                                                           cbi-graphics.com
-----------------------------------------------------------------------------------------------------------------------------------
CBI                                                                           graduationrings.com
-----------------------------------------------------------------------------------------------------------------------------------
CBI                                                                           artcarved.com
-----------------------------------------------------------------------------------------------------------------------------------
CBI                                                                           balfoursports.com
-----------------------------------------------------------------------------------------------------------------------------------
CBI                                                                           balfour-sports.com
-----------------------------------------------------------------------------------------------------------------------------------
CBI                                                                           balfourgrad.com
-----------------------------------------------------------------------------------------------------------------------------------
CBI                                                                           cbi-insignia.com
-----------------------------------------------------------------------------------------------------------------------------------
CBI                                                                           balfour.com
-----------------------------------------------------------------------------------------------------------------------------------
CBI                                                                           cbi-vpn.com
-----------------------------------------------------------------------------------------------------------------------------------
CBI                                                                           rjohns.com
-----------------------------------------------------------------------------------------------------------------------------------
CBI                                                                           cbi-inet.com
-----------------------------------------------------------------------------------------------------------------------------------
CBI                                                                           myring.com
-----------------------------------------------------------------------------------------------------------------------------------
CBI                                                                           artcarvedhigh.com
-----------------------------------------------------------------------------------------------------------------------------------
CBI                     Owned                         Not Ours                irings.com
-----------------------------------------------------------------------------------------------------------------------------------
CBI                                                                           artcarvedgrad.com
-----------------------------------------------------------------------------------------------------------------------------------
CBI                                                                           cbi-rings.com
-----------------------------------------------------------------------------------------------------------------------------------
CBI                                                                           celebrationsoflife.com
-----------------------------------------------------------------------------------------------------------------------------------
CBI                                                                           iclassring.com
-----------------------------------------------------------------------------------------------------------------------------------
CBI                                                                           iclassrings.com
-----------------------------------------------------------------------------------------------------------------------------------
CBI                                                                           highschoolclassring.com
-----------------------------------------------------------------------------------------------------------------------------------
CBI                                                                           highschoolclassrings.com
-----------------------------------------------------------------------------------------------------------------------------------
CBI                     Owned                         Not Ours                graduations.com
-----------------------------------------------------------------------------------------------------------------------------------
CBI                     Available                     Not Ours                celebrationrings.com
-----------------------------------------------------------------------------------------------------------------------------------
CBI                     Available                     Not Ours                virginiatech2000.com

OBLIGOR                                                                       INTERNET DOMAIN NAME:
-----------------------------------------------------------------------------------------------------------------------------------
CBI                                                                           artcarved.cc
----------------------------------------------------------------------------------------------------------------------------------
CBI                                                                           myclassrings.cc
----------------------------------------------------------------------------------------------------------------------------------
CBI                                                                           highschoolclassring.cc
----------------------------------------------------------------------------------------------------------------------------------
CBI                                                                           classring.cc
----------------------------------------------------------------------------------------------------------------------------------
CBI                     Available                     Not Ours                aboutofficialring.com
----------------------------------------------------------------------------------------------------------------------------------
CBI                                                                           officialringonline.com
----------------------------------------------------------------------------------------------------------------------------------
CBI                                                                           officialring.net
----------------------------------------------------------------------------------------------------------------------------------
CBI                     Available                     Not Ours                cbiwebjam.net
----------------------------------------------------------------------------------------------------------------------------------
CBI                                                                           officialringcentral.com
----------------------------------------------------------------------------------------------------------------------------------
CBI                                                                           officialring.org
----------------------------------------------------------------------------------------------------------------------------------
CBI                                                                           e-officialring.com
----------------------------------------------------------------------------------------------------------------------------------
CBI                                                                           myofficialring.com
----------------------------------------------------------------------------------------------------------------------------------
CBI                                                                           officialring.com
----------------------------------------------------------------------------------------------------------------------------------
CBI                     Available                     Not Ours                cbiwebjam.com
----------------------------------------------------------------------------------------------------------------------------------
ECI                                                                           deans-list.com(7)
----------------------------------------------------------------------------------------------------------------------------------
ECI                                                                           eci-online.com
----------------------------------------------------------------------------------------------------------------------------------
ECI                                                                           eci-scholar.com
----------------------------------------------------------------------------------------------------------------------------------
ECI                                                                           ecisucks.com
----------------------------------------------------------------------------------------------------------------------------------
ECI                                                                           eci-whoswho.com
----------------------------------------------------------------------------------------------------------------------------------
ECI                                                                           eci-whoswho.cc
----------------------------------------------------------------------------------------------------------------------------------
ECI                                                                           honoring.cc
----------------------------------------------------------------------------------------------------------------------------------
ECI                                                                           honoring.com
----------------------------------------------------------------------------------------------------------------------------------
ECI                                                                           honoring.net
----------------------------------------------------------------------------------------------------------------------------------
ECI                                                                           honoring.org
----------------------------------------------------------------------------------------------------------------------------------
ECI                                                                           whos-who.com
----------------------------------------------------------------------------------------------------------------------------------
ECI                                                                           whoswho-hs.com
----------------------------------------------------------------------------------------------------------------------------------
ECI                                                                           whoswhosucks.com
----------------------------------------------------------------------------------------------------------------------------------
ECI                                                                           whoswho-teachers.com
----------------------------------------------------------------------------------------------------------------------------------
ECI                                                                           ECSF.org
----------------------------------------------------------------------------------------------------------------------------------
CBI                     Add                                                   Artcarved.biz
----------------------------------------------------------------------------------------------------------------------------------
CBI                     Add                                                   Artcarved.info
----------------------------------------------------------------------------------------------------------------------------------
CBI                     Add                                                   Artcarvedbridal.com
----------------------------------------------------------------------------------------------------------------------------------
CBI                     Add                                                   Artcarvedwedding.com
----------------------------------------------------------------------------------------------------------------------------------
CBI                     Add                                                   Balfour.biz
----------------------------------------------------------------------------------------------------------------------------------
CBI                     Add                                                   Balfour.info
----------------------------------------------------------------------------------------------------------------------------------
CBI                     Add                                                   Keepsakediamond.com
----------------------------------------------------------------------------------------------------------------------------------
CBI                     Add                                                   Artcarveddiamond.com
----------------------------------------------------------------------------------------------------------------------------------
CBI                     Add                                                   Balfour-rings.com
----------------------------------------------------------------------------------------------------------------------------------
CBI                     Add                                                   Taylorpublishing.biz
----------------------------------------------------------------------------------------------------------------------------------
CBI                     Add                                                   Taylorpublishing.info
----------------------------------------------------------------------------------------------------------------------------------

-----------------------

(7) Although registered on behalf of the Company, Network Solutions' WHOIS database lists the registrant for the domain names DEANS-LIST.COM, ECI-SCHOLAR.COM, WHOS-WHO.COM AND WHOSWHO-TEACHERS.COM AS "whos who in american high schools".



CBI                     Add                                                   Taylorpublishingcommercial.com
----------------------------------------------------------------------------------------------------------------------------------

                               DISCLOSURE SCHEDULE

                                   ITEM 6.4(c)

                       INTELLECTUAL PROPERTY INFRINGEMENT

          EDUCATIONAL COMMUNICATIONS, INC.

          1. Incorporated here by reference are items 2 and 3 of ITEM 6.7 of the Disclosure Schedule to the Credit Agreement.

          2. ECI received a letter from the American Library Association ("ALA") dated June 29, 2000 alleging that ECI was misusing the name of the ALA. On July 11, 2000, ECI sent the ALA a response to its letter. ECI subsequently received a letter dated September 6, 2000 from the ALA stating that ECI's response in its July 11, 2000 letter was unsatisfactory. On September 28, 2000, counsel for ECI sent a letter to counsel for the ALA indicating that ECI had elected to cease the activities discussed in the ALA's letters. Since the mailing of the September 28, 2000 letter, neither counsel for ECI nor ECI has had any additional communications with the ALA. Obligors represent and warrant that this matter could not reasonably be expected to have a Material Adverse Effect.

                               DISCLOSURE SCHEDULE

                                    ITEM 6.7

                                   LITIGATION

          1. Incorporated here by reference are items 1, 3, 4 and 5 of ITEM 6.15 of the Disclosure Schedule to the Credit Agreement.

          2. On March 19, 1999, William Kannanack, counsel for National Educational Publications, Inc., a Florida corporation, and defendant in certain copyright and unfair competitions actions subsequently brought by the Educational Communications Scholarship Foundation (the "Foundation"), alleged that certain of the practices of American Student List Company, Inc. and ECI not renting the use of jointly developed names to third parties was actionable under the Sherman Act. On March 29, 1999, after consultation with antitrust counsel for ECI (Arnold & Porter, which previously had issued a written opinion to ECI relating to this practice), ECI counsel spoke with Mr. Kannanack by telephone regarding his allegations and informed Mr. Kannanack that his allegations were without merit. Since that telephone call, no additional communications have been had with Mr. Kannanack regarding his allegations. The Borrower represents and warrants that this matter could not reasonably be expected to have a Material Adverse Effect.

          3. In connection with litigation brought in 1999 in the District Court for the Western District of Missouri by NRCCUA and SRI against Educational Research Center of America, Inc. ("ERCA"), Jan Stumacher, principal of ERCA, Rhina International, Inc. and Student Marketing Group, Inc., threatened litigation involving ECI's, American Student List Company, Inc.'s, NRCCUA's and SRI's practice of not renting the use of jointly developed names to third parties. The District Court denied NRCCUA's and SRI's motion for a preliminary injunction against ERCA and NRCCUA and SRI subsequently moved to dismiss the action with prejudice. ERCA filed a motion to recover attorneys' fees and costs. The District Court denied ERCA's motion. The period for filing appeals in this action has passed. There has been no further communications between the parties on this matter. The Borrower represents and warrants that this matter could not reasonably be expected to have a Material Adverse Effect.

          4. Incorporated here by reference is item 2 of ITEM 6.4(c) (Intellectual Property Infringement) of the Disclosure Schedule to the Credit Agreement.

                               DISCLOSURE SCHEDULE

                                    ITEM 6.10

                              ENVIRONMENTAL MATTERS

          1. Phase I Environmental Site and Regulatory Assessment for facility located on Railroad Drive, El Paso, Texas, prepared by Malcolm Pirnie, Inc., dated November 3, 1999.

          2. Phase I Environmental Site and Regulatory Assessment for facility located on Dyer Street, El Paso, Texas, prepared by Malcolm Pirnie, Inc., dated November 3, 1999.

          3. Phase I Environmental Site and Regulatory Assessment for facility located in San Angelo, Texas, prepared by Malcolm Pirnie, Inc., dated November 3, 1999.

          4. Phase I Environmental Site and Regulatory Assessment for facility located in Dallas, Texas, prepared by Malcolm Pirnie, Inc., dated November 3, 1999.

          5. Phase I Environmental Site and Regulatory Assessment for facility located in Malvern, Pennsylvania, prepared by Malcolm Pirnie, Inc., dated November 3, 1999.

          6. Phase I Environmental Site Assessment and Compliance Review for facility located on Osborne Drive, El Paso, Texas, prepared by GaiaTech Incorporated, dated July 14, 2000.

          7. Phase I Environmental Site Assessment and Compliance Review for facility located on Intermodal Drive, Louisville, Kentucky, prepared by GaiaTech Incorporated, dated July 13, 2000.

          8. Phase I Environmental Site Assessment and Compliance Review for facility located on Circle S Road, Austin, Texas, prepared by GaiaTech Incorporated, dated July 13, 2000.

                               DISCLOSURE SCHEDULE

                                    ITEM 6.15

                             INVESTIGATIONS; AUDITS

          1. Taylor General Partner and Taylor are currently under audit by the Internal Revenue Service for the tax periods January 1, 1991 through December 31, 1998. Various adjustments (as detailed below) have been proposed by the Internal Revenue Service relating to Taylor General Partner and Taylor. Taylor General Partner and Taylor agree with these adjustments. Pursuant to the Purchase Agreement dated as of December 17, 1999 by and among Taylor Holding Co., Taylor General Partner and Insilco Corporation (the "Purchase Agreement"), Insilco Corporation has agreed to indemnify Existing Borrowers for any liability resulting from this audit). The expected completion of the audit is 60-90 days from March 2002.

The amount of the proposed adjustments (not the resulting tax) is as follows:


                  1991              $  2,026,920
                  1992              $   (106,585)
                  1993              $    169,313
                  1994              $    229,482
                  1996              $    161,456
                  1997              $       0.00
                  1998              $       0.00

          2. Waivers of statutes of limitations: Taylor General Partner and Taylor have granted statute waivers to the Internal Revenue Service for the years 1991, 1992, 1993, 1994, 1995 and 1996 until September 30, 2001. The year
1997 has been extended until September 30, 2002 and the year 1998 has not been extended.

          3. The State of Michigan sales tax audit of Taylor General Partner for the period January, 1, 1996 through October 31, 1999 resulted in a zero assessment. The State of Michigan Single Business Tax audit for the period of December 31, 1999 resulted in an assessment of $38,918, which Insilco Corporation has appealed to the State of Michigan. Pursuant to the Purchase Agreement, Insilco Corporation has agreed to indemnify Existing Borrowers for any assessment resulting from this audit.

          4. Commemorative Brands, Inc. has been notified by the State of Kentucky that it intends to audit the tax periods January 1998 through July 2002 starting in September of 2002.

          5. In a letter dated January 29, 2002, Educational Communications, Inc.("ECI") was notified by the Federal Trade Commission ("FTC") that, with respect to ECIs' role in a survey conducted by the National Research Center for College and University Admissions ("NRCCUA"), the FTC is requesting copies of agreements, contracts, correspondence or other documents relating to the relationship between (i) ECI and Student Research, Inc. ("SRI"), who owns the NRCCUA trade name and trademark, (ii) ECI and/or SRI and NRCCUA, and (iii) ECI and/or SRI and American Student Lists, who, together with ECI, funds the NRCCUA survey. ECI is in the process of providing the requested data as of the Closing Date.

                               DISCLOSURE SCHEDULE

                                    ITEM 6.16

                               EMPLOYMENT MATTERS

          UNION CONTRACTS

          1. Management Union Agreement between Taylor and Graphic Communications International Union Local 367M, effective February 28, 2000 through March 5, 2004.

          2. Management Union Agreement between Taylor General Partner and Graphic Communications International Union Local 367M, effective July 3, 2000 through July 7, 2003.

          3. Agreement between CBI and Local Union No. 1751, Southern Council of Industrial Workers, United Brotherhood of Carpenters and Joiners of America, AFL-CIO, effective June 1, 2000 through May 31, 2003.

          EMPLOYEE GRIEVANCES

          4. None.

          EMPLOYMENT CONTRACTS

          5. Employment Agreement between CBI and David Fiore, dated July 13, 1999 and effective August 2, 1999, and as amended and effective on February 1, 2002.

          6. Employment Agreement between CBI and Sherice P. Bench dated as of December 16, 1996.

          7. Employment Agreement between CBI and Parke H. Davis, dated as of December 16, 1996.

          8. Employment Agreement between CBI and Norman C. Smith, dated as of January 14, 2000.

          9. Employment Agreement between CBI and Donald J. Percenti, dated as of December 16, 1996.

          10. Employment Agreement between CBI and Charlyn Cook, dated as of December 16, 1996.

          11. Employment Agreement between ECI and Paul C. Krouse, dated as of March 30, 2001, and as amended and restated on September 1, 2001.

          12. Employment Agreement between ECI and Ann W. Krouse, dated as of March 30, 2001, as amended and restated on September 1, 2001.

                               DISCLOSURE SCHEDULE

                                   ITEM 7.1.3

                      MAINTENANCE OF PROPERTIES; INSURANCE

A. MAINTENANCE OF PROPERTIES

          Samples, promotional materials and other similar items of property, may not be at the locations referred to below. Such property, which constitutes approximately 1-2% of the total amount of property owned by the Obligors, are at various locations of vendors (including sales representatives and college bookstores).

AMERICAN ACHIEVEMENT CORPORATION

          OFFICE LOCATION: 7211 Circle S Road, Austin, TX 78745

COMMEMORATIVE BRANDS, INC. AND CBI NORTH AMERICA, INC.

          OWNED PROPERTY:

          1. 7211 Circle S Road, Austin, TX 78745

          LEASED PROPERTY (applies to Commemorative Brands, Inc. only; CBI North America, Inc. does not have any leased properties):

          1. 7101 Intermodal Drive, Louisville, KY

          2. 6404 Burleson Road, Suite 120, Austin, TX

          3. 4605 Osborn, El Paso, TX

          4. Fulton #820, Parque Industrial Antonio J. Bermudez, Juarez, Chihuahua, Mexico

          MANUFACTURER AND REFINERS:

          1.  Stern Leach, Inc., 49 Pearl Street, Attleboro, MA;
              Refiner

          2.  Pease and Curren, Inc., 75 Pennsylvania Avenue, Warwick, RI;
              Refiner

          3.  Hereaus PPM, Inc., 65 Euclid Avenue, Newark, NJ;
              Refiner

          4. Metalor USA Refining Corporation, 225 John Diestch Boulevard, North Attleboro, MA;
              Refiner

          5.  OK Casting, 3520 Charleston Road, Norman, OK;
              Contract Manufacturer

          6. AuraFin Corporation, 770 International Parkway, Sunrise, FL; Contract Manufacturer

          7.  Dunhams Jewelry Manufacturing, 7365 Remeon, Suite 8204,
              El Paso, TX;
              Contract Manufacturer

          8. Richards and West, Inc., 1255 University Avenue, Rochester, NY; Contract Manufacturer

          9. Herbert Stephan, Hauptstrasse 282 Idar-Oberstein Germany Contract Manufacturer (manufactures synthetic stones and holds approximately $70,000 worth of stones belonging to CBI)

          10. Metech International Inc., 120 Mapleville Main Street, P.O. Box 500 Mapleville, RI;
              Refiner

          11. Technic Inc., 1 Spectacle Street, Cranston, RI; Fabricator

          12. Angelo, Inc., 8255 Firestone Boulevard, Suite 500, Downey, CA; Contract Manufacturer

          13. Sippi Metals, 1720 North Elston Ave, Chicago, IL;
              Refiner

          14. Empresa Plat-Mex, S.A., Rosas Moreno #68 Col. San Rafael, C.P. 06470 Mexico, D.F. Mexico;
              Contract Manufacturer

          15. AMC Company, 2412 Greenlawn Parkway, Austin, TX Refiner

          16. Carriage Casting, 5935 Cromo Dr., El Paso, TX Contract
              Manufacturer

          17. Henry Marnolejo Jewelry Shop, 4667 Montana Ave., El Paso, TX Contract Manufacturer

          18. CBC Jewelry Shop, 5024 Donipahn Drive, Suite 4, El Paso, TX Contract Manufacturer

          19. American Mullion, Inc., 125 Selandia Lane, Carson, CA Fabricator

TAYLOR PUBLISHING COMPANY

          OWNED PROPERTY:

          1. 1550 W. Mockingbird Lane, Dallas TX.

          LEASED PROPERTY:

          1. 67 Great Valley Parkway, Malvern PA.

          2. 2027 Industrial Avenue, San Angelo TX.

          3. 1821 Knickerbocker Road, San Angelo TX.

          4. 3134 A Executive Drive, San Angelo TX.

          5. 10365 Railroad Drive, El Paso TX.

          WAREHOUSES:

          6. Grand Logistics Services (Owner, Willie Chavez), 10574 King William Drive, Dallas, TX.

TAYLOR PRODUCTION SERVICES COMPANY, L.P.

          OFFICE LOCATION: 1550 W. Mockingbird Lane, Dallas TX.

EDUCATIONAL COMMUNICATIONS, INC.

          OFFICE LOCATION: 721 N. McKinley Road, Lake Forest, Illinois 60045

          LEASED PROPERTY:

          1. 721 N. McKinley Road, Lake Forest, Illinois 60045. Location of company headquarters and books and records.

          2. Acorn Self-Storage, Storage Room #5243, 1255 Town Line Road, Mundelein, Illinois 60060. Houses old computer tapes.

          PRINTERS, MAILING AND FULFILLMENT HOUSES:

          1. Quebecor World, 1133 County Seat, Taunton, MA 02780; Printer.

          2. RR Donnelly, 1145 Conwell Ave., Willard OH 44890; Printer.

          3. RUF Enterprises, 7544 Oakton, Niles, IL 60714; Plaque, Jewelry, Patch order fulfillment.

          4. International Decal, 3332 Commercial Ave., Northbrook, IL 60062; Mugs and Ornaments order fulfillment.

          5. Total Promotions, 1340 Old Skokie Road, Highland Park, IL 60035; Portfolios, Pens, Tote Bags fulfillment.

          6. Mailways Enterprises, 6105 Factory Road, Crystal Lake, IL 60014; Printed Materials.

          7. Midwest Compuservice, 9800 S. Industrial Drive, Bridgeview, IL 60455; Printed Materials.

          8. XL Marketing, 845 Bonnie Lane, Elk Grove Village, IL 60007; Printed Materials.

          None of the above locations for ECI will at any time have more than $100,000 worth of inventory or other assets individually, or more than $500,000 worth of inventory or other assets in the aggregate.

TP HOLDING CORP.

          Office Location: 1550 W. Mockingbird Lane, Dallas, TX

TAYLOR SENIOR HOLDING CORP.

          Office Location: 1550 W. Mockingbird Lane, Dallas, TX

B. INSURANCE

SEE ATTACHED COPY OF ENVIRONMENTAL INSURANCE CERTIFICATE.

                               DISCLOSURE SCHEDULE

                                   ITEM 7.2.1

                               CONDUCT OF BUSINESS

          PRINTING & PUBLISHING. Taylor General Partner and Taylor manufacture and sell student-created yearbooks in elementary schools, middle schools, high schools and colleges. Taylor General Partner and Taylor manufacture and sell customer-created fine books to governmental entities. Taylor General Partner and Taylor also print commercial brochures, commercial books, and promotional books and materials. ECI publishes three educational directories, WHO'S WHO AMONG AMERICAN HIGH SCHOOL STUDENTS, THE NATIONAL DEAN'S LIST, and WHO'S WHO AMONG AMERICA'S TEACHERS, which are sold to the individuals honored in each publication, as well as achievement recognition directories.

          SCHOOL PRODUCTS AND SERVICES. Taylor General Partner and Taylor distribute and sell school related non-print products and provide management services to elementary schools, middle schools, high schools and colleges.

          COMPUTER SOFTWARE AND HARDWARE. Taylor General Partner and Taylor develop and sell computer software and distribute computer hardware and photographic equipment in conjunction with their printing and publishing services.

          CLASS RINGS. CBI and CBI North America, Inc. ("CBI-N.A.") produce, distribute and sell class rings to the high school and college markets.

          FINE PAPER PRODUCTS. CBI produces and markets a variety of fine paper products, including customized graduation announcements, name cards, thank-you stationery, business cards, diplomas, mini-diplomas, certificates, appreciation covers, diploma covers and fine paper accessory items.

          PERSONALIZED FAMILY JEWELRY. CBI and CBI-N.A. produce, distribute and sell personalized family jewelry, including rings and pendants with children's names.

          CONSUMER SPORTS JEWELRY. CBI and CBI-N.A. produce, distribute and sell licensed consumer sports jewelry, made for fans to show support for their favorite team.

          PROFESSIONAL SPORTS CHAMPIONSHIP JEWELRY. CBI and CBI-N.A. produce, distribute and sell professional sports championship jewelry to various sports teams to commemorate accomplishments and achievements such as winning championship titles.

          RECOGNITION PRODUCTS. CBI and CBI-N.A. produce, distribute and sell corporate achievement jewelry designed to commemorate accomplishments and achievements in corporate or business endeavors and to express pride in one's affiliations with a particular organization. ECI produces and distributes scholastic achievement products designed to recognize and honor the achievements of top high school students, college students and teachers.

          DIRECT MARKETING. Taylor General Partner, CBI, CBI-N.A. and ECI direct market products and services. In conjunction with these activities, they engage in affinity marketing programs and referral services. CBI has license agreements with Frederick Goldman Corp. for the limited use of its Keepsake and ArtCarved tradenames and a distribution agreement with Wal-Mart for sale of Keepsake branded products to be sold through Wal-Mart stores.

                               DISCLOSURE SCHEDULE

                                  ITEM 7.2.2(h)

                             INDEBTEDNESS TO BE PAID

ITEM A. INDEBTEDNESS TO BE PAID ON THE CLOSING DATE

          1. Indebtedness outstanding under the Existing Credit Agreement is $138,734,743.22.

          2. $28,382,918.10 of subordinated debt outstanding is owed to CHP II under (A) two promissory notes issued by Taylor Holding Co. the aggregate principal amount of approximately $18,500,000 and (B) a promissory note issued by the Borrower in the principal amount of approximately $9,200,000.

          3. Settlement amount in the aggregate amount of $1,463,000 will be paid to The Bank of Nova Scotia on the Closing Date with respect to certain interest rate swap agreements.

          4. Settlement amount in the aggregate amount of $243,766 will be paid to Key Bank on the Closing Date with respect to certain interest rate swap agreements.

ITEM B. ONGOING INDEBTEDNESS

          1. The outstanding aggregate amount of $1,247,714.53 as of January 25, 2002 are owed with respect to certain interest rate swap agreements.

          2. Taylor General Partner has leased from Point Financial certain telecommunications equipment with lease payments in any one year not exceeding $29,000. Renewed in February 1, 2002 for 1 year for $16,740.00.

          3. Konica Business Machines has leased certain Konica Copier Systems to Taylor General Partner and Taylor with lease payments in any one year not exceeding $160,000.

          4. Leasenet, Inc. has leased certain equipment, software, and other personal property and modifications and additions thereto and replacements and substitutions therefore to Taylor General Partner with lease payments in any one year not exceeding $110,000.

          5. Safeco Credit Co. Inc. DBA SAFELINE Leasing has leased four Yale Forklifts to Taylor General Partner and Taylor with lease payments in any one year not exceeding $24,000.

          6. Neopost Leasing has leased certain mailing, shipping, computing and other equipment to Taylor General Partner with lease payments in any one year not exceeding $10,000.

          7. Lucent Technologies has leased certain telephone equipment to Taylor General Partner and Taylor with lease payments in any one year not exceeding $8,000.

          8. Minolta Business Solutions has leased certain Minolta Copier Systems to Taylor General Partner and Taylor with lease payments in any one year not exceeding $7,000.

          9. CBI has leased from AT&T Wireless Services equipment with monthly service charges for 36 months beginning November 1, 1999 with monthly service charges not exceeding $12,500.

          10. CBI has leased from The CIT Group a Sunrise Thremography heat unit for a monthly service charge not to exceed $580.75 for 36 months beginning November 22, 1999.

          11. CBI has leased from The CIT Group a used Caterpillar Autofeed Feeder for a monthly service charge of $632.10 for 36 months beginning February 11, 2000.

          12. CBI has leased from The CIT Group a Baum Folder and wet scores for a monthly service charge not to exceed $775 for 59 months beginning February 11, 2000.

          13. CBI has leased from IKON Office Solutions certain Xerox copiers for a monthly charge of $7,125 for 48 months beginning October 8, 1999.

          14. CBI has leased from The CIT Group a rebuilt Caterpillar Autofeed feeder for a monthly service charge of $902.27 for 60 months beginning August 11, 2000.

          15. CBI has leased from Pitney Bowes Credit Corporation certain postage equipment for a monthly service charge of $325 for three months beginning July 6, 2000 and $386 for 51 months thereafter.

          16. CBI has leased from Pitney Bowes Credit Corporation certain postage equipment for a monthly service charge of $150 for 72 months beginning June 8, 2000.

          17. CBI has contracted with J&J Mechanical for air conditioner maintenance with a quarterly charge of $990 for 12 months beginning April 30, 2000. Expires April 30, 2001. New contract signed with a quarterly charge of $1,029.60 for 12 months beginning April 27, 2001. Expires April 27, 2002.

          18. CBI has leased from Fidelity Leasing a Xerox copier for a monthly charge of $75.11 for 60 months beginning October 7, 1999.

          19. CBI has leased from IKON Office Solutions an OCE 3165 printer for a monthly charge of $3,752 for 48 months beginning August 26, 1999.

          20. CBI has contracted with IKON Office Solutions for a maintenance agreement on OCE 3165 for $0.09 per copy beginning August 26, 1999.

          21. CBI has leased from NRD, Inc. a Nuclecel In Line Ionizer for an annual charge of $177 as of December 16, 1999.

          22. CBI has contracted with IOS Capital for two pieces of equipment (an Encad 700 and a Fiery Wide format controller) for 48 months beginning July 26, 2000 with monthly charges of $815.

          23. CBI has leased from NTFC Capital Corporation telephone services for 60 months beginning November, 24, 1999 with monthly charges of $4,469.63.

          24. CBI has leased from CCA Financial a 9406-830 AS/400 computer. A term of 36 months @ $30,846.73 per month commencing May, 2001.

          25. CBI has leased from IKON Office Solutions two (2) OCE 8465 printers. A term of 36 months @ $9,542.22 per month commencing May 31, 2000.

          26. CBI has contracted with IKON Office Solutions for a maintenance agreement on various printers throughout the company at $0.25 per image. The term of this agreement is 36 months, commencing on May 31, 2000. The cost for the first 12 months was $33,600.00.

                               DISCLOSURE SCHEDULE

                                  ITEM 7.2.3(j)

                                  ONGOING LIENS

          1. The software development agreement dated as of April 2, 1996 between Brian Stewart and Taylor General Partner provides: "If this agreement is terminated by [Taylor General Partner] for any reason other than for cause, ownership of the software shall be assigned by [Taylor General Partner] to the Developer, eighteen (18) months after termination of this agreement." In Taylor General Partner's opinion, Taylor General Partner terminated this agreement for cause. Mr. Stewart did not complete the development of the Software in a form and having capabilities acceptable to Taylor General Partner by April 30, 1996. The Obligors currently have possession of the software developed by Mr. Stewart but have no present plans to use it in their business, and in the Obligors' opinion, it is not material to their business.

          2. Taylor does not have valid legal title to consignment inventory until it uses the same. Most of Taylor's consignment inventory is made up of paper, cover paper, cover boards, cover materials and film. Taylor also keeps plates, ink, foil, tape, various chemicals, art supplies, bindery materials and other printing press materials as consignment inventory.

          3. EI DuPont de Nemours & Co. has filed a financing statement which covers, one WaterProof Proofing System and all present and future attachments, accessories, replacements, substitutions, modifications, software, equipment and additions. UCC-1 Financing Statement filed 11/20/95, Texas file number 222140.

          4. ABV Graphics, Inc. has filed a financing statement covering all of its inventory consigned to Taylor wherever located on Taylor's premises. UCC-1 Financing Statement filed 2/12/96, Texas file number 027983.

          5. Point Financial has filed one financing statement giving public notice of the lease of one DEC 2100 Alpha Configuration and one financing statement giving public notice of the lease of certain specified items. UCC-1 Financing Statement filed 3/4/97, Texas file number 042555. UCC-1 Financing Statement filed 1/20/99, Texas file number 99-013243. This lease expired and Taylor purchased the equipment.

          6. Konica Business Machines has filed three financing statements giving public notice of the lease of certain specified Konica Copier Systems. UCC-1 Financing Statement filed 4/3/97, Texas file number 066155. UCC-1 Financing Statement filed 1/13/98, Texas file number 008641. UCC-1 Financing Statement filed 8/13/98, Texas file number 98-164723.

          7. Fuji Photo Film U.S.A., Inc. has filed one financing statement covering a Colorart CA600P S/N 541224 and a CA680T S/N 5482889 and a second financing statement covering a Teaneck TFDS-6 S/N 970718. UCC-1 Financing Statement filed 7/03/97, Texas file number 139669. UCC-1 Financing Statement filed 8/21/97, Texas file number 175381.

          8. Norwest / Mark of Distinction, has filed a financing statement covering one Four station folder / inserter sn 10503, one 6 bin collator sn 50100741 and 1072205-1 lls. UCC-1 Financing Statement filed 8/4/97, Texas file number 162037.

          9. Leasenet, Inc. has filed a financing statement giving public notice of the lease of certain equipment, software, and other personal property and modifications and additions thereto and replacements and substitutions therefor. UCC-1 Financing Statement filed 10/27/98, Texas file number 98-214825. This lease expired and the equipment was purchased in December, 2001.

          10. Safeco Credit Co. Inc. DBA SAFELINE Leasing has filed four financing statements one gives public notice of the lease of a 1998 Yale Forklift, the other three each give public notice of the lease of a separate 1999 Yale Forklift. UCC-1 Financing Statements filed 3/10/99, Texas file numbers 99-048120, 99-048147 and 99-048210. UCC-1 Financing Statement filed 4/30/99,
Texas file number 99-087072.

          11. Transilwrap Company, Inc. has filed a financing statement covering rolls of plastic film products labeled "Transkote" 22 inch. UCC-1 Financing Statement filed 4/26/99, Texas file number 99-084207.

          12. NMHG Financial Services, Inc. has filed a financing statement covering one new Yale Forklift GP040; and all accessions, additions, replacements and substitutions thereto and therefor and all proceeds, including insurance proceeds, thereof. UCC-1 Financing Statement filed 6/29/99, Texas file number 99-132413.

          13. Neopost Leasing has filed a financing statement against certain mailing, shipping, computing and other equipment which they lease to Taylor Publishing. UCC-1 Financing Statement filed 4/17/95, Texas file number 075515.

          14. The title search for 1550 West Mockingbird Lane, Dallas, revealed several easements over the property including an oil pipeline right-of-way granted to Sinclair Refining Company in 1946 which was assigned to ARCO Pipe Line Company in 1992. See attached Title Search.

          15. Williams Communications Systems, Inc. has filed financing statements against certain telephone equipment and systems which they lease to CBI in Kentucky and Texas. UCC-1 Financing Statement filed 12/12/96, Kentucky file number 97-10285; UCC-1 Financing Statement filed 10/31/97, Texas file number 224860. We lease our telephone equipment from NTFC Capital Corporation for the Kentucky facility. Maintenance with Williams Communications Systems is included in the lease. We own the equipment at the Austin facility and the maintenance is provided by Southwestern Bell.

          16. Fidelity Leasing Inc. has filed financing statements against certain specified office equipment which they lease to CBI, located in Kentucky and Texas. UCC-1 Financing Statement filed 1/21/98, Kentucky file number 98-00550; UCC-1 Financing Statement filed 10/22/99, Texas file number 99-214342.

          17. Computer Sales International has filed a financing statement against certain computer equipment which they lease to CBI. UCC-1 Financing Statement filed 2/18/97, Massachusetts file number 449181.

          18. IBM Credit Corporation has filed a financing statement against certain computer equipment which they lease to CBI. UCC-1 Financing Statement filed 10/22/97, Texas file number 218159. This lease has expired.

          19. Copelco Capital has filed a financing statement against certain computer equipment which they lease to CBI. UCC-1 Financing Statement filed 11/3/97, Texas file number 226840.

          20. Pitney Bowes Credit Corporation has filed a financing statement against certain postage equipment which they lease to CBI. UCC-1 Financing Statement filed 9/28/98, Texas file number 98-194106.

          21. IKON Office Solutions has filed financing statements against certain office equipment which they lease to CBI. UCC-1 Financing Statements filed:

        DATE OF FILING                    TEXAS FILE NUMBER
            1/6/98                               003834
           5/20/98                            98-103509
           9/16/98                            98-187263
           2/22/99                            99-035745
           11/1/99                            99-219754

          22. Sovereign Bank has been assigned rights under financing statements filed in Connecticut and Massachusetts by Rhode Island Hospital Trust National Bank ("Consignor") against CBI ("Consignee") with respect to all gold which is at any time consigned by the Consignor to or for the account of Consignee, and all proceeds and products thereof. These financing statements will be terminated within 30 days of the Closing Date.

    STATE OF FILING         ASSIGNMENT FILE              DATE OF           DATE OF ORIG      ORIG UCC-1 FILE
                                 NUMBER                 ASSIGNMENT         UCC-1 FILING          NUMBER
                                                         FILING
      Connecticut              0002013693                8/3/00             12/20/96            0001739005
     Massachusetts               735145                  8/3/00             12/19/96                437108

          23. The Bank of Nova Scotia has filed financing statements against CBI with respect to all gold and processed gold of any quality or fineness, whether now existing or hereafter acquired, located from time to time at certain plants, and all proceeds thereof (Letter Agreement dated 7.27.00). UCC-1 Financing Statements filed:

            STATE OF FILING              DATE OF FILING                FILE NUMBER
              Connecticut                     8/8/00                     0002014413
               Delaware                      8/30/00                    20000057057
                Florida                       8/4/00                   200000179657

            STATE OF FILING              DATE OF FILING              FILE NUMBER
            Kentucky (SOS)                    8/7/00                     1604279
       Kentucky (Jefferson Cty)               8/9/00                     0006629
          Massachusetts (SOS)                 8/4/00                      735634
    Massachusetts (Attleboro Town)            8/4/00                       347-M
              New Jersey                      8/4/00                     1990478
            New York (SOS)                    8/4/00                      152596
         New York (Monroe Cty)               8/10/00                 2000-005069
        Oklahoma (Oklahoma Cty)               8/7/00                     0042678
          Rhode Island (SOS)                 8/12/00                      716248

          24. Wells Fargo Financial Leasing, Inc. has filed a financing statement against certain copying equipment which they lease to Taylor General Partner. UCC-1 Financing Statement filed 12/28/00, Texas file number 00650636.

          25. MBO Binder and Co. of America, Inc. has filed a financing statement against certain folding machines which they lease to Taylor General Partner. UCC-1 Financing Statement filed 1/3/00, Texas file number 01-00001961.

          26. Xerox Corporation has filed a financing statement against certain copying equipment which they lease to Taylor General Partner. UCC-1 Financing Statement filed 2/5/01, Texas file number 01-00023971.

                               DISCLOSURE SCHEDULE

                                  ITEM 7.2.5(k)

                               ONGOING INVESTMENTS

          CBI:

          1. 27,000 shares of capital stock of Nakagawa - John Roberts, Incorporated, incorporated in Japan. 288,000 shares of common stock, 500 yen per share par value authorized, of which 108,000 are issued and outstanding

                               DISCLOSURE SCHEDULE

                                  ITEM 7.2.8(c)

                         EXISTING CONTINGENT LIABILITIES

          1. Westvaco entered into a Consignment Agreement, at the request of Taylor General Partner, with regard to Westvaco products that provides for indemnification of Westvaco by Taylor General Partner and Taylor for liability arising from death or injury to any person from the unloading, storing, transferring or handling of any of Westvaco's inventory stored on Taylor's facilities. This indemnification is limited by the amounts set forth in the applicable workers' compensation statutes. Westvaco provides paper products and the likelihood of liability under this agreement is negligible.

          2. Taylor Holding Co. Guaranty dated March 19, 2001 in favor of the holders defined therein, executed in connection with the Agreement dated March 19, 2001 between CBI and Angelo, Gordon and Co., L.P. and agreed to by Taylor Holding Co.

          3. Guaranty by TP Holding Corp. in favor of certain holders of notes issued under the Indenture dated December 16, 1996 between Commemorative Brands, Inc. and HSBC Bank USA as Trustee, as amended.

                               DISCLOSURE SCHEDULE

                                   ITEM 7.2.13

                                 MANAGEMENT FEES

MANAGEMENT FEE. Pursuant to the Management Agreement dated as of March 30, 2001, by and among CHI, CBI Holding Co., ECI, Taylor Holding Co. and Taylor General Partner, and subject to the following sentence, the parties to such agreement shall pay to CHI an annual management fee of $3,000,000 commencing fiscal year 2002 (the "Management Fee") and the Out-of-Pocket Expenses (as that term is defined therein). The Management Fee will be paid on a quarterly basis in arrears, payable on the last business day of each fiscal quarter commencing on the last business day of the fiscal quarter following the Closing Date.

                                                                     SCHEDULE II

PERCENTAGES;
LIBOR OFFICE;
DOMESTIC OFFICE

NAME AND NOTICE ADDRESS
DOCUMENTATION AGENT

Bankers Trust Company
31 West 52nd, 7th Floor
Mail Stop NYC01-0705
New York, NY 10019

Attention: Mary Kay Coyle
Fax: (646) 324 7456

SYNDICATION AGENT

General Electric Capital Corporation
335 Madison Avenue, 12th Floor
New York, NY 10017

Attention: George Curteson
Fax: (212) 370 8066

ADMINISTRATIVE AGENT/ISSUER

The Bank of Nova Scotia
Suite 3000, 1100 Louisiana Street
Houston, TX 77002

Attention: Richard Bartolo
Fax: (713) 752 2425

PERCENTAGE
---------------------------------------------
Revolving Loan Commitment

The Bank of Nova Scotia           $20,000,000

General Electric Capital          $12,000,000
Corporation

Bankers Trust Company             $ 8,000,000
                                  -----------
                                    total 100%